DUNHAM FUNDSSM

WHEN PERFORMANCE COUNTS

*February 28, 2014, as amended ** November 12, 2014	PROSPECTUS

Dunham Corporate/Government Bond Fund* Class A (DACGX) Class C (DCCGX) Class N (DNCGX)	Dunham Large Cap Value Fund* Class A (DALVX) Class C (DCLVX) Class N (DNLVX)
Dunham Monthly Distribution Fund* Class A (DAMDX) Class C (DCMDX) Class N (DNMDX)	Dunham Alternative Income Fund* Class A (DAALX) Class C (DCALX) Class N (DNALX)
Dunham Floating Rate Bond Fund* Class A (DAFRX) Class C (DCFRX) Class N (DNFRX)	Dunham Focused Large Cap Growth Fund* Class A (DAFGX) Class C (DCFGX) Class N (DNFGX)
Dunham High-Yield Bond Fund* Class A (DAHYX) Class C (DCHYX) Class N (DNHYX)	Dunham Real Estate Stock Fund* Class A (DAREX) Class C (DCREX) Class N (DNREX)
Dunham International Opportunity Bond Fund* Class A (DAIOX) Class C (DCIOX) Class N (DNIOX)	Dunham International Stock Fund* Class A (DAINX) Class C (DCINX) Class N (DNINX)
Dunham Dynamic Macro Fund**+ Class A (DAAVX) Class C (DCAVX) Class N (DNAVX)	Dunham Small Cap Value Fund* Class A (DASVX) Class C (DCSVX) Class N (DNSVX)
Dunham Alternative Strategy Fund* Class A (DAASX) Class C (DCASX) Class N (DNASX)	Dunham Emerging Markets Stock Fund* Class A (DAEMX) Class C (DCEMX) Class N (DNEMX)
Dunham Appreciation & Income Fund* Class A (DAAIX) Class C (DCAIX) Class N (DNAIX)	Dunham Small Cap Growth Fund* Class A (DADGX) Class C (DCDGX) Class N (DNDGX)

+ Formerly known as the

Dunham Loss Averse Equity Income Fund

Distributed by:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309, San Diego, California 92191(800) 442-4358

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Dunham Fund Prospectus

FUND SUMMARIES
DUNHAM CORPORATE/GOVERNMENT BOND FUND	1
DUNHAM MONTHLY DISTRIBUTION FUND	4
DUNHAM FLOATING RATE BOND FUND	8
DUNHAM HIGH-YIELD BOND FUND	11
DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND	14
DUNHAM DYNAMIC MACRO FUND	17
DUNHAM ALTERNATIVE STRATEGY FUND	22
DUNHAM APPRECIATION & INCOME FUND	26
DUNHAM LARGE CAP VALUE FUND	29
DUNHAM ALTERNATIVE INCOME FUND	32
DUNHAM FOCUSED LARGE CAP GROWTH FUND	36
DUNHAM REAL ESTATE STOCK FUND	39
DUNHAM INTERNATIONAL STOCK FUND	42
DUNHAM SMALL CAP VALUE FUND	45
DUNHAM EMERGING MARKETS STOCK FUND	48
DUNHAM SMALL CAP GROWTH FUND	51
SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES	54
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	55
INVESTMENT OBJECTIVES	55
PRINCIPAL INVESTMENT STRATEGIES	56
TEMPORARY INVESTMENTS	65
PRINCIPAL INVESTMENT RISKS	65
PORTFOLIO HOLDINGS DISCLOSURE	73
MANAGEMENT	74
INVESTMENT ADVISER	74
SUB-ADVISERS AND SUB-ADVISER PORTFOLIO MANAGERS	77
HOW SHARES ARE PRICED	88
HOW TO PURCHASE SHARES	89
HOW TO REDEEM SHARES	96
HOW TO EXCHANGE SHARES	100
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	100
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	102
DISTRIBUTION OF SHARES	103
HOUSEHOLDING	103
FINANCIAL HIGHLIGHTS	103
NOTICE OF PRIVACY POLICY & PRACTICES	130

FUND SUMMARIES

Dunham Corporate/Government Bond Fund

Investment Objective:  The Fund seeks to provide current income and capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.45%	1.95%	1.20%

(1)

Management Fees have been restated to reflect a new contractual base Sub-Adviser fee.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$591	$888	$1,207	$2,107
Class C	$198	$612	$1,052	$2,275
Class N	$122	$381	$660	$1,455

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 173% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in corporate and government bonds using the Sub-Adviser's active management techniques including interest rate anticipation, sector rotation, issuer selection and opportunistic trading.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in corporate bonds of issuers from any country and in government bonds.  The Fund defines corporate bonds to include:  (1) debt securities issued by a corporation (or equivalent entity), (2) non-government mortgage-backed securities and collateralized mortgage obligations (MBS), (3) asset-backed securities (ABS) and (4) index-linked bonds.  The Fund defines government bonds to include:  (1) any United States government issued or guaranteed MBS (Gov-MBS) and debt securities issued by the United States' Treasury, any agency or instrumentality of the United States; (2) any multi-governmental entity of which the United States is a member; and (3) any state or other political subdivision within the United States or its territories.  In general, the Sub-Adviser buys securities that its active management techniques identify as undervalued and sells them when more compelling investments are available.  The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

The Fund may invest up to 40% of its assets in higher-yielding, higher-risk corporate and government bonds, including high-yield bank loans — also known as "high-yield" or "junk" bonds — with medium to low credit quality ratings.  High-yield bonds and bank loans are rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated determined by the Sub-Adviser to be of comparable quality.  However, the Fund intends to maintain an average portfolio credit quality of investment grade.  The bonds in the Fund's portfolio can be of any maturity.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions.  This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of Fund debt securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities.  Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Prepayment Risk – Mortgage-backed securities are subject to the risk that borrowers will prepay their loans more quickly than originally expected if interest rates fall.  This may force the Fund to reinvest prepayment proceeds at lower yields, which may reduce Fund performance.

Senior Bank Loan Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31,

During the periods shown in the bar chart, the highest return for a quarter was 4.87% (quarter ended September 30, 2009) and the lowest return for a quarter was -2.91% (quarter ended June 30, 2013).

Dunham Corporate/Government Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	5 Year	Life of Fund*
Class N Shares
return before taxes	-0.46%	5.92%	4.64%
return after taxes on distributions	-1.92%	4.18%	3.06%
return after taxes on distributions and sale of Fund shares	-0.26%	4.04%	3.06%
Class C Shares
return before taxes	-1.15%	5.15%	3.87%
Class A Shares
return before taxes	-0.70%	5.65%	4.74%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.54%

*The Fund's Class N and Class C shares commenced operations on December 10, 2004. The Fund's Class A shares commenced operations on January 3, 2007.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Newfleet Asset Management LLC (“Newfleet” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager:  Christopher J. Kelleher, CFA, CPA is a managing director and senior portfolio manager at Newfleet.  Mr. Kelleher has more than 25 years of investment experience in all bond market sectors, including both publicly traded and private placements.  Prior to joining Newfleet in 2012, Mr. Kelleher had been retired from Goodwin Capital Advisers where he was senior managing director and senior portfolio manager from 1997 through January 2012.  David L. Albrycht, CFA is President and Chief Investment Officer of Newfleet.  Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers.  He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and had managed fixed income portfolios since 1991.  Messrs. Kelleher and Albrycht share responsibility for the day-to-day management of the Fund.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Monthly Distribution Fund

Investment Objective:  The Fund seeks to provide positive returns in rising and falling market environments.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.81%	1.81%	1.81%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.53%	0.53%	0.53%
Dividend Expense on Securities Sold Short 0.24%
Remaining Other Expenses 0.29%
Acquired Fund Fees and Expenses (2)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.62%	3.37%	2.37%
Fee Waiver (3)	(0.17%)	(0.17%)	(0.17%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	2.45%	3.20%	2.20%

(1)

Management fees have been restated as if the Fund’s current fee waiver had been in effect at the beginning of the previous fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(3)

The Fund’s Sub-Adviser has contractually agreed to waive or limit its Sub-Advisory fees so that such fees, on an annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets.  This agreement is effective as of April 1, 2013 and shall remain in effect until February 28, 2015.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$809	$1,327	$1,871	$3,347
Class C	$323	$1,020	$1,741	$3,647
Class N	$223	$723	$1,250	$2,693

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 227% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by using a variety of absolute-return strategies.  These strategies, some or all of which may be employed at any one time, are intended to achieve relatively consistent returns across a range of market environments.  These strategies include: (1) short-selling where the Sub-Adviser seeks to protect the Fund's portfolio against market declines, typically related to a merger-arbitrage transaction; (2) option writing where the Fund writes covered call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income; (3) merger-arbitrage where the Fund may purchase the equity securities of companies involved in publicly announced mergers, takeovers and other corporate reorganizations including those outside the U.S., and use one or more hedging arbitrage strategies in connection with the purchase to reduce market and/or company specific price risk; (4) fixed-income where the Fund may purchase fixed-income securities without limit to quality or maturity, including higher-risk corporate bonds ( known as "junk bonds"), bank debt and preferred stock to generate income.  Collectively, the strategies are intended to produce positive returns in rising and falling market environments.  The Sub-Adviser generally buys securities that it believes offer an attractive reward relative to risk and sells securities when the reward becomes less attractive relative to the risk.  The Sub-Adviser sells short securities, which is considered a form of leverage, to protect the Fund's portfolio against market declines, typically related to a merger-arbitrage transaction and covers (buys back) these securities to close out a hedging transaction.  The Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objective.

The Fund's distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate ("Prime Rate").  Additionally, the Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital.  Shareholders should not assume that the source of a distribution from the Fund is net profit.  For more information about the Fund's distribution policy, please turn to "Distribution Policy and Goals" section in the Fund's Prospectus.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions.  This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of Fund debt securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Derivatives Risk – Financial derivatives, such as options, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses.  Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Distribution Policy Risk – The Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment).  Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Fund's gains or losses.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Merger and Event-Driven Risk – Investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganizations carry the risk that the proposed or expected corporate event may not be completed or may be completed on less favorable terms than originally expected.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Purchasing Put Options Risk – When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised.

Selling (Writing) Covered Call Options Risk – When the Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss which may be unlimited.  Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities.

Small and Medium Capitalization Risk – The Fund's investments in smaller and medium-sized companies carry more risks than investments in larger companies.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.

Tax Consequence Risk – The Fund expects to generate a high level of premiums from its sale of call options.  These premiums typically result in short-term capital gains to a Fund for federal and state income tax purposes.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class A Shares of the Fund from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is not reflected in the bar chart, and if the sales charge were included, returns would be less than those shown.  The sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to September 29, 2008 is the performance of a

Predecessor Fund.  Dunham & Associates Investment Counsel, Inc. did not begin managing the predecessor fund until August 2008.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class A Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 5.13% (quarter ended September 30, 2010) and the lowest return for a quarter was -6.14% (quarter ended September 30, 2011).

Dunham Monthly Distribution Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	5 Years	Life of Fund*
Class A Shares
return before taxes	-1.29%	5.25%	3.60%
return after taxes on distributions	-3.32%	4.26%	1.30%
return after taxes on distributions and sale of Fund shares	-0.74%	3.80%	1.53%
Class C Shares
return before taxes	3.96%	5.71%	2.79%
Class N Shares
return before taxes	4.98%	6.78%	4.58%
IQ Hedge Market Neutral Beta Index (reflects no deduction for fees, expenses, or taxes)	3.61%	3.73%	2.87%

*

For Class A and Class C Shares, life of Fund performance is measured from August 1, 2008 when the Adviser began managing the Fund as a Predecessor Fund.  For Class N Shares, life of Fund performance is measured from   commencement of operations of Class N Shares on September 29, 2008.  On March 2, 2009, the Fund's investment   objective and principal investment strategy were materially changed. Therefore, the Fund's performance prior to that   date may have been different had the current investment objective and principal investment strategy been in place.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution.  After tax returns for Class C and Class N shares, which are not shown, will vary from those of Class A shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Westchester Capital Management, LLC (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers:  Roy D. Behren, Portfolio Manager, has worked for the Sub-Adviser since 1994.  Michael T. Shannon, CFA, Portfolio Manager, re-joined the Sub-Adviser in 2007.  They have served as portfolio managers to the Fund since it commenced operations in September 2008 and share responsibility for day-to-day management of the Fund.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Floating Rate Bond Fund

Investment Objective:  The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses(2)	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.76%	2.26%	1.51%

(1)

The management fees above assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance.  The Sub-Advisory fee is a fulcrum fee with a base (or fulcrum) of 0.40% and can range from 0.20% to 0.60% depending on the effect of performance fees.

(2)

Estimated for the Fund’s first fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class A	$621	$979
Class C	$229	$706
Class N	$154	$477

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies:  The Fund's Sub-Adviser, Newfleet Asset Management LLC (the “Sub-Adviser”), seeks to achieve the Fund's investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds.  The Fund defines “bonds” as floating rate loans and other floating rate debt securities. Floating rate loans generally represent amounts borrowed by companies or other entities from banks and other lenders. The loans in which the Fund will primarily invest are non-investment grade (or “junk”) bank loans. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a U.S. bank’s prime or base rate, the overnight federal funds rate, or another rate.

The loans held by the fund may be senior or subordinate obligations of the borrower. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before certain other creditors of the borrower (e.g., bondholders and stockholders). Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the fund’s investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings. There are no maturity restrictions, so the fund can purchase longer-term loans and bonds, which tend to have higher yields (but are more volatile) than shorter-term loans and bonds. The Fund generally invests in loans that are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO).

The Fund may invest up to 25% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign floating rate loans, including Yankee bonds. The Fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps (including interest rate swaps, inflation swaps and credit default swaps) for investment purposes and to manage risks identified by the Sub-Adviser.

The Fund currently participates in a secured, committed line of credit (“Line of Credit”) with a bank as a lender.  The Line of Credit permits the Fund to borrow up to 33 1/3% of its total assets (including the amount borrowed).  The Board of Trustees has authorized the Fund to borrow up to 10% of its net assets under the Line of Credit.  The Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes.

In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security's risk/reward by comparing the security's yield to the risks associated with the borrower, such as its financial condition and industry position, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions.  This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of Fund debt securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Derivatives Risk – Financial derivatives may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Senior Bank Loans Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Newfleet Asset Management LLC (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers:  David L. Albrycht, CFA, Kyle A. Jennings, CFA and Francesco Ossino share primary responsibility for the day-to-day management of the Fund’s portfolio since the Fund commenced operations in November 2013.  Mr. Albrycht, President and Chief Investment Officer, joined the Sub-Adviser in 2011; Mr. Jennings, senior Managing Director and Head of Credit Research, joined the Sub-Adviser in 1998; and Mr. Ossino, Senior Managing Director and Senior Portfolio Manager, joined the Sub-Adviser in 2012.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham High-Yield Bond Fund

Investment Objective:  The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.36%	1.86%	1.11%

(1)

Management Fees have been restated to reflect a new contractual Fulcrum Fee and new performance benchmark.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$582	$861	$1,161	$2,011
Class C	$189	$585	$1,006	$2,180
Class N	$113	$353	$612	$1,352

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in lower-rated (generally rated BB and B), and unrated, higher-risk corporate bonds of any maturity.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in debt securities and convertible securities rated below investment grade (rated BB+ or lower) by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as "high-yield" or "junk" bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality.  The Fund's Sub-Adviser selects investments and attempts to reduce risk through portfolio diversification, credit analysis and attention to current developments in economic conditions.  In general, the Sub-Adviser buys high-yield securities that provide high current income that it believes possess attractive risk/reward characteristics.  The Sub-Adviser measures a security's risk/reward ratio by its yield and expected probability of default when compared to a peer group of securities with similar credit risk.  It sells securities when they no longer meet the buy criteria and when an issuer's credit fundamentals deteriorate.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions.  This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of Fund debt securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates.  Securities with longer maturities may be more sensitive to interest rate changes.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 12.10% (quarter ended June 30, 2009) and the lowest return for a quarter was  -17.55% (quarter ended December 31, 2008).

Dunham High-Yield Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	5 Years	Life of Fund*
Class N Shares
return before taxes	5.10%	14.03%	6.12%
return after taxes on distributions	2.90%	11.35%	3.73%
return after taxes on distributions and sale of Fund shares	2.85%	10.05%	3.77%
Class C Shares
return before taxes	4.44%	13.21%	5.34%
Class A Shares
return before taxes	4.91%	13.72%	5.67%
BoBofA ML BB-B U.S. Non-Distressed High-Yield Index(1) (reflects no deduction for fees, expenses, or taxes)	6.19%	13.73%	7.04%
BofA ML High-Yield Bond Cash Pay Index (reflects no deduction for fees, expenses, or taxes)	7.38%	18.46%	8.46%

*

The Fund's Class C and Class N shares commenced operations on July 1, 2005. The Fund's Class A shares commenced operations on January 3, 2007.

(1)

Through June 2013, the Fund used the BofA ML High-Yield Bond Cash Pay Index as its benchmark index.  Effective July 2013, the Fund changed its benchmark to the BofA ML BB-B U.S. Non-Distressed High-Yield Index, reflecting changes in   the Fund’s strategy.  As a result, the Fund’s performance is compared to both indexes in the table above.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: PENN Capital Management Co., Inc. (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers:  Richard A. Hocker, Chief Investment Officer, has worked for the Sub-Adviser since 1987.  He has served the Fund as portfolio manager since June 2005.  Peter R. Duffy, CFA, Partner, has worked for the Sub-Adviser since 2006.  He has served the Fund as portfolio manager since October 2006.  They share responsibility for day-to-day management of the Fund.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham International Opportunity Bond Fund

Investment Objective:  The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses(2)	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.77%	2.27%	1.52%

(1)

The management fee above assumes the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance.  The Sub-Advisory fee is a fulcrum fee with a base (or fulcrum) of 0.45% and can range from 0.20% to 0.70% depending on the effect of performance fees.

(2)

Estimated for the Fund’s first fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class A	$622	$982
Class C	$230	$709
Class N	$155	$480

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  Because the Fund is newly organized no portfolio turnover figures are available.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as bonds, derivatives and other instruments with similar economic exposures (including interest rate futures, interest rate swaps, inflation swaps, credit default swaps, forward contracts on foreign exchanges, forward mortgage-backed securities trades and repurchase agreements) of foreign government and corporate issuers. The Fund primarily invests in issuers outside the United States. The Fund invests in debt securities of issuers in both developed and emerging markets. The Fund may buy securities issued by companies of any size or market capitalization and it can invest in debt securities having short, intermediate or long maturities. The

Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities rated below investment grade (known as "high-yield" or "junk" bonds) by a nationally recognized statistical rating organization (NRSRO) or in unrated securities.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including but not limited to options, forward contracts, futures contracts, swaps (including interest rate swaps, inflation swaps and credit default swaps), and structured notes. The Sub-Adviser may manage foreign currency exposure, both to reduce risk and to seek to enhance returns. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options related to foreign currencies, including currencies of both developing and emerging market countries.

The Fund's Sub-Adviser selects investment by analyzing opportunities and risks in individual national economies by considering the business cycle, political, and macro-economic conditions in both emerging market and developing countries. In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security's risk/reward by comparing the security's yield to the risks associated with the issuer, the issuer's country and/or region, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions.  This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of Fund debt securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Derivatives Risk – Financial derivatives may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives may also create leverage, which will amplify the effect on the Fund, which may produce significant losses. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Structured Note Risk – Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Rogge Global Partners PLC (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The Fund’s portfolio is managed by a team consisting of portfolio managers, analysts and other investment professionals.  The team, which has primary responsibility for the day-to-day management of the Fund’s portfolio, is led by Olaf Rogge and David Jacob.  The other members of the team are John Graham, Jonathan Griggs, Julian Le Beron, James Lindsay-Fynn, Malie Conway, Annabel Rudebeck, Dr. Michael Ganske, Jana Velebova and David Newman.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Dynamic Macro Fund

Investment Objective:  The Fund seeks to maximize total return from capital appreciation and dividends, with capital preservation during market downturns as a secondary goal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.40%	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.94%	0.94%	0.94%
Acquired Fund Fees and Expenses(2)	1.35%	1.35%	1.35%
Total Annual Fund Operating Expenses(2)	3.94%	4.69%	3.69%

(1)

Management Fees have been restated to reflect a new contractual base Sub-Adviser fee. The management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower   depending on Fund performance.  The Sub-Advisory fee is a fulcrum fee with a base (or   fulcrum) of 0.75% and can range from 0.40% to 1.10% depending on the effect of performance fees.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights   because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect   costs of investing in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$948	$1,707	$2,482	$4,491
Class C	$470	$1,414	$2,363	$4,763
Class N	$371	$1,129	$1,906	$3,941

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 292% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the total return portion of the Fund's investment objective by using a dynamic macro asset allocation strategy. The Fund may invest in or seek exposure to a wide range of asset classes including, without limitation, (i) equity (of any market capitalization), (ii) fixed-income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign (including emerging markets) credit, including high yield (junk bonds)), (iii) commodities, (iv) real estate investment trusts and (v) currencies.  The Sub-Adviser’s strategy seeks long and short exposure in these various asset classes and currencies.  The Fund may take long positions indirectly through exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and derivative instruments such as, but not limited to, futures, swaps, options and currency forward contracts.  The Fund may take short positions indirectly through ETFs or ETNs, including inverse ETFs (funds that are designed to rise in price when stock prices are falling) or ETNs and derivative instruments (listed above) that are intended to provide inverse exposure to a particular asset class or currency.  The Fund may also invest in leveraged ETFs. Long positions and short positions may be intended to enhance expected return, reduce expected risk or both.  The Sub-Adviser expects the Fund’s net long exposure to typically be between 90% and 100%, but it may range from 0% to 225%.

Futures are typically based on, though are not limited to, equity indexes, government bonds, commodities and currencies.  Swaps are typically on, though are not limited to, equity indexes, including custom equity indexes, equity index volatility/variance, government bonds, credit default indexes, inflation, commodities and commodity indexes.  Options would typically be on, though are not limited to, equity indexes, equity index futures, government bonds, government bond futures and currencies.

The Fund has no geographic or other limits on the allocation of its assets among asset classes.  The Fund may also invest in individual stocks, preferred stock, publicly traded partnerships, royalty income trusts, repurchase agreements and other equity securities, fixed-income securities and currencies for the purpose of effecting macro strategies.

The Sub-Adviser seeks to achieve the capital preservation portion of the Fund's investment objective during down markets by using risk management techniques including (1) allocation to investment grade fixed income securities and (2) allocation to cash equivalents.

The Sub-Adviser’s macro asset allocation strategy is based primarily on the fundamental investment valuations of various asset classes. The Sub-Adviser's goal is to identify periodic discrepancies between fundamental values and market prices, actively shift between long or short positions, as well as allocations to cash and seek to capitalize on opportunities within and among the capital markets of the world.

The Sub-Adviser generally purchases a security when its model identifies that its market price is below the model's valuation and that the risk-reward profile is relatively more attractive than other opportunities. The Sub-Adviser generally sells a security when its model identifies that the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. In addition, the Sub-Adviser may sell a security if better investment opportunities emerge elsewhere. The Sub-Adviser evaluates currencies on a relative valuation basis and generally increases the Fund's exposure to currencies that are undervalued and reduces exposure to currencies that are overvalued based on real interest rates and other proprietary measures.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser's investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of Fund debt securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Derivatives Risk – Financial derivatives, such as futures, swaps, options and currency forward contracts, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses.  Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

ETF Risk – ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in common stocks.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.

ETFs are subject to specific risks, depending on the nature of the fund.  For instance, investing in inverse ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices.  When the value of ETFs held by the Fund decline, the value of your investment in the Fund declines.

ETN Risk – ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. Because ETNs are debt instruments of the issuer of the ETN, they are subject to the credit risk of the issuer. ETNs are also subject to the risk that they may trade at a premium or discount to value attributable to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Inverse ETF Risk – Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Real Estate Investment Trust Risk – A REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.  A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent, or poor management.

Small and Medium Capitalization Risk – The Fund's investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  During the period for which the Fund’s performance is presented, the Fund’s principal investment strategies were substantially different from those presently employed by the Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 5.35% (quarter ended December 31, 2011) and the lowest return for a quarter was -7.12% (quarter ended September 30, 2011).  The return for the year to date period ended September 30, 2014 was 0.84%.

Dunham Dynamic Macro Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	Life of Fund*
Class N Shares
return before taxes	0.06%	1.34%
return after taxes on distributions	-1.91%	0.26%
return after taxes on distributions and sale of Fund shares	0.04%	0.61%
Class C Shares
return before taxes	-1.00%	0.34%
Class A Shares
return before taxes	-0.33%	1.05%
IQ Hedge Global Macro Beta Index** (reflects no deduction for fees, expenses, or taxes)	1.18%	2.52%
IQ Hedge Long/Short Beta Index (reflects no deduction for fees, expenses, or taxes)	10.32%	6.94%

*

Inception date is April 30, 2010. On November 12, 2014, the Fund’s principal investment strategies were substantially changed. Therefore, the performance prior to that date may have been different had the current principal investment strategies been in place.

**

Change in benchmark reflects changes in the Fund’s strategy.  As a result, the Fund’s performance is compared to both indexes in the table above.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Mellon Capital Management Corporation (the “Sub-Adviser”)

Sub-Adviser Portfolio Managers:  Investment decisions for the Fund are made by the Global Asset Allocation Team of the Sub-Adviser, consisting of Vassilis Dagioglu, James Stavena, and Torrey Zaches, each of whom serves as a primary portfolio manager of the Fund.  Messrs. Dagioglu and Stavena are Managing Directors and have served at the Sub-Adviser since 1999 and 1998, respectively.  Mr. Zaches is a Director and has served at the Sub-Adviser since 1998.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Alternative Strategy Fund

Investment Objective:  The Fund seeks long-term capital appreciation by realizing gains during periods of rising and declining markets.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of this Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.97%	0.97%	0.97%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.88%	0.88%	0.88%
Acquired Fund Fees and Expenses (1)	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses	2.44%	3.19%	2.19%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating  expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the   financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing   in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$808	$1,292	$1,801	$3,192
Class C	$322	$983	$1,669	$3,494
Class N	$222	$685	$1,175	$2,524

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the period August 1, 2013 through October 31, 2013, the Fund’s portfolio turnover rate was 934% of the average value of its portfolio.

Principal Investment Strategies:

To achieve the Fund’s investment objective, the Fund’s Sub-Adviser applies proprietary methodologies to take advantage of long-term (sometimes intermediate-term) moves that may result in achieving positive returns during various market environments and cycles – the Fund’s Sub-Adviser refers to this management approach as Trend Following. In implementing this Trend Following approach, the Fund will primarily invest in exchange traded funds (ETFs) that represent various major indices.  These indices include: U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and, various currency indices.

The goal of the Fund is to capture profits from rising and declining periods of the equities markets and to a lesser degree, commodities, currency and fixed income markets.

The Sub-Adviser’s top-down strategies and methodologies are designed to profit from market trends in both positive and negative directions across broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities. The Sub-Adviser seeks investment opportunities for the Fund in ETFs as potential trends are identified. When the Sub-Adviser identifies potential rising trends in the market, ETFs that hold traditional equity holdings are purchased. When the Sub-Adviser identifies potential falling trends in the market, "Enhanced" ETFs (as defined below) that move in an inverse relationship to the market are purchased.  Enhanced ETFs are ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  The Sub-Adviser generally does not cause the Fund to short any securities directly.  The Sub-Adviser’s strategy for the Fund is not biased towards ETFs that represent long investments or short investments - each opportunity is independently evaluated.  The Sub-Adviser invests primarily in ETFs based on equity indices, but allocations in other asset classes are made, as well.  The Sub-Adviser also purchases ETFs that cover the following asset classes: commodities, currencies and U.S. fixed income. The Sub-Adviser also actively employs the use of cash and cash equivalents and, in particular, shares of money market funds.   As a result, the Sub-Adviser's ability to invest both long (utilizing ETFs) or short (utilizing enhanced/inverse ETFs) across these asset classes, the strategy may offer low volatility compared to traditional investment strategies.

The Sub-Adviser’s Trend Following strategy focuses on investing long in asset classes with rising prices and investing short (through inverse ETFs) in asset classes with falling prices.

Furthermore, the Sub-Adviser's methodology, which includes investing across multiple asset classes that are not expected to have returns that are highly correlated, is designed to provide returns that are un-correlated, or have a low correlation, with the broad investment market over a long-term time frame.

Under normal market conditions, the Fund may allocate its assets among ETFs representing various regions and countries, including the United States.  As conditions warrant, the Fund may deviate from this strategy. Aside from various domestic ETFs, the Fund’s portfolio may also include ETFs that invest in Developed and/or Emerging Markets. The Fund may invest up to 50% net long in international ETFs. The Fund may invest up to 50% in inverse ETFs. Generally, up to 25% of the Fund may be invested in the following asset classes: commodities, currencies and fixed income.  As previously noted, the remainder of the Fund may be allocated to either equity-based ETFs or cash (and cash equivalents).  The Fund may invest directly in the securities that comprise the ETFs discussed above, such as individual equities and U.S. Government obligations. In addition to ETFs, the Fund’s exposure to U.S. fixed income markets may include investments in other investment companies.

The Fund will engage in very active and frequent trading of its portfolio securities.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.  The following risks represent risks associated with the securities in which the Fund may invest, either directly or through ETFs or other investment companies.

Emerging Markets Risks – In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

ETF Risk - The Fund invests in ETFs or other investment companies. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in common stocks.  You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.  Additional risks of investing in ETFs are described below:

Each ETF is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when shares trades at a premium or discount to NAV.

The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.

The Fund engages in hedging activities by investing in inverse ETFs. Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse securities could cause the Fund to suffer significant losses.  The value of an inverse ETF may not track or correlate to the value of the security or portfolio it is intended to hedge.

Foreign Investing Risk– Investing in foreign companies, or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Interest Rate Risk - In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions or investing in leveraged ETFs, will magnify the Fund's gains or losses.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser's judgments about the attractiveness, "growth" potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N shares (converted from Class I shares of the Predecessor Fund) from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. Although Class A and C shares would have similar annual returns to Class N shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class N shares because Class A and C shares have different expenses than Class N shares. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to February 25, 2013 is the performance of a Predecessor Fund.  Dunham & Associates Investment Counsel, Inc. did not serve as Adviser to the Fund until the merger with the Predecessor Fund was completed on February 22, 2013 and did not serve as Adviser to the Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 10.22% (quarter ended December 31, 2010) and the lowest return for a quarter was -5.08% (quarter ended September 30, 2011).

Dunham Alternative Strategy Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	Life of Fund*
Class N Shares
return before taxes	1.19%	1.18%
return after taxes on distributions	1.19%	0.47%
return after taxes on distributions and sale of Fund shares	0.67%	0.69%
Class C Shares
return before taxes	0.18%	-0.55%
Class A Shares
return before taxes	0.90%	1.19%
Credit Suisse Managed Futures Liquid Index (reflects no deduction for fees, expenses, or taxes)	7.49%	-0.12%

*

The Life of Fund performance is measured from when the Sub-Adviser began managing the Fund as a Predecessor Fund.  For Class N Shares, Life of Fund performance is measured from commencement of operations of the   Predecessor Fund’s Class I Shares on February 13, 2009. For Class A Shares, Life of Fund performance is measured   from commencement of operations of Class P Shares of the Predecessor Fund on March 25, 2009. Class P Shares of   the Predecessor Fund converted to Class A shares of the Fund on February 25, 2013. For Class C Shares, Life of Fund   performance is measured from commencement of operations of the Predecessor Fund’s Class C Shares on May 14,   2009.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution.  After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Market Concepts, LLC (“mConcepts” or “Sub-Adviser”).

Sub-Adviser Portfolio Managers:  Douglas Stewart is the lead Portfolio Manager of mConcepts. Joseph McDonald is the Co-Portfolio Manager of mConcepts.  Mr. Stewart and Mr. McDonald are primarily responsible for the day-to-day management of the Fund and have served as Portfolio Managers to the Fund since commencement of Fund operations in February 2013, and since the inception of the predecessor fund in February 2009.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Appreciation & Income Fund

Investment Objective:  The Fund seeks to maximize total return under varying market conditions through both current income and capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.54%	0.54%	0.54%
Total Annual Fund Operating Expenses	1.89%	2.64%	1.64%

(1)

Management Fees have been restated to reflect a new Sub-Advisory agreement that was effective October 1, 2014.  Actual Sub-Advisory fees may be higher or lower depending on Fund performance.  The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 0.45% and can range from 0.20% to 0.70%, depending on the effect of performance fees.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$756	$1,135	$1,538	$2,659
Class C	$267	$820	$1,400	$2,973
Class N	$167	$517	$892	$1,944

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing, under normal market conditions, in a diversified portfolio of (1) convertible, (2) equity (common and preferred stock) and (3) fixed-income securities of corporate issuers, including securities of foreign issuers and those rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), also known as "high-yield" or "junk" bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality.  Junk bonds, which may be purchased in any amount, are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities. Convertible and fixed income securities are purchased without restriction as to maturity. In addition, the Fund may invest without restriction as to issuer capitalization or country. The Fund attempts to utilize these different types of securities to strike the appropriate balance between risk and reward in terms of growth and income when compared to a peer group of securities that the Sub-Adviser believes have similar risk of loss.  In general, the Sub-Adviser buys a blend of equity and convertible securities offering the potential for long-term growth and current income and sells them when the issuer's economic fundamentals deteriorate or relative valuations between securities change.  The Sub-Adviser purchases individual convertible and equity securities based on the potential to generate above-average income and/or capital growth appreciation. The Sub-Adviser buys fixed-income securities that it believes have a higher expected total return when compared to competing convertible or equity securities.  Within the universe of fixed-income securities, the Sub-Adviser selects specific securities based upon their expected total return and expected probability of default when compared to a peer group of securities with similar credit risk.  The Sub-Adviser sells them when the issuer's economic fundamentals deteriorate or relative valuations between securities change.  The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions.  This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of Fund debt securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, are speculative investments that generally have more credit risk than higher-rated securities.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Small and Medium Capitalization Risk – The Fund's investments in smaller and medium-sized companies carry more risks than investments in larger companies.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 14.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -16.03% (quarter ended December 31, 2008).

Dunham Appreciation & Income Fund

 AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	5 Years	Life of Fund*
Class N Shares
return before taxes	19.81%	14.53%	6.36%
return after taxes on distributions	19.07%	13.89%	5.51%
return after taxes on distributions and sale of Fund shares	11.21%	11.51%	5.07%
Class C Shares
return before taxes	18.54%	13.38%	5.31%
Class A Shares
return before taxes	19.37%	14.23%	5.85%
BofA ML Convertibles ex Mandatory Index (reflects no deduction for fees, expenses, or taxes)	25.01%	18.83%	7.26%

*

The Fund's Class C and Class N shares commenced operations on December 10, 2004. The Fund's Class A shares commenced operations on January 3, 2007.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser:  PENN Capital Management Co., Inc. (“Sub-Adviser”)

Sub-Adviser Portfolio Managers:  Richard A. Hocker, Chief Investment Officer, has worked for the Sub-Adviser since 1987. Joseph Maguire, CFA has worked with the Sub-Adviser since 2005. Steven Civera, CFA has worked with the Sub-Adviser since June 2010. Prior to joining the Sub-Adviser Mr. Civera was a research analyst for AlphaOne Capital Partners since 2007. They share responsibility for the day-to-day management of the Fund.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Large Cap Value Fund

Investment Objective:  The Fund seeks to maximize total return from capital appreciation and dividends.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.25%	2.00%	1.00%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$695	$949	$1,222	$1,999
Class C	$203	$627	$1,078	$2,327
Class N	$102	$318	$552	$1,225

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in value-oriented, large capitalization or "large cap" common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market.  The Fund defines large capitalization companies as those that have market capitalizations greater than $7 billion at the time of investment.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in the common stock of large cap companies.  The Sub-Adviser focuses on large capitalization value stocks it believes are statistically undervalued while exhibiting attractive earnings dynamics.  In general, the Sub-Adviser buys securities that it believes are undervalued and have better than average valuation as measured by statistics such as price to earnings or price to book ratios, and sells them when they become fully valued or more compelling investments are available.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Large Cap Stock Risk – Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser's judgments about the attractiveness, "value" and potential appreciation of securities may prove to be inaccurate and may not produce the desired results.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 15.87% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.09% (quarter ended December 31, 2008).

Dunham Large Cap Value Fund

 AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	5 Years	Life of Fund*
Class N Shares
return before taxes	30.52%	15.40%	6.14%
return after taxes on distributions	29.90%	15.13%	5.62%
return after taxes on distributions and sale of Fund shares	17.28%	12.33%	4.86%
Class C Shares
return before taxes	29.26%	14.25%	5.10%
Class A Shares
return before taxes	30.19%	15.11%	4.12%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	32.53%	16.67%	6.89%

*

The Fund's Class N and Class C shares commenced operations on December 10, 2004. The Fund's Class A shares   commenced operations on January 3, 2007.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”)

Sub-Adviser: C.S. McKee, L.P. (“C.S. McKee” or “Sub-Adviser”)

Sub-Adviser Portfolio Managers:  Gregory M. Melvin, CFA, CFP, Executive Vice President and Chief Investment Officer, joined C.S. McKee in 2000.  Robert A. McGee, CFA, Senior Vice President and Portfolio Manager, Equities, joined C.S. McKee in 2000.  They have served as portfolio managers to the Fund since December 2004 and share responsibility for day-to-day management of the Fund.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Alternative Income Fund

Investment Objective:  The Fund primarily seeks to maximize income with capital appreciation as a secondary goal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of this Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	2.15%	2.15%	2.15%
Acquired Fund Fees and Expenses (1)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	3.19%	3.94%	2.94%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights   because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect   costs of investing in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$878	$1,502	$2,148	$3,868
Class C	$396	$1,201	$2,023	$4,155
Class N	$297	$910	$1,548	$3,261

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign income-producing equity securities which Harbor Springs Financial Management, LLC (the “Sub-Adviser believes will pay above-average, sustainable, dividends. The Fund defines equity securities to include the common stock or securities convertible to common stock of companies traded on U.S. stock exchanges or in the over-the-counter markets, as well as preferred stocks, common or preferred interests or units of real estate investment trusts ("REITs") and Master Limited Partnerships ("MLPs"). MLPs are typically publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  The Fund expects to invest no more than 25% of its total assets in foreign securities and no more than 25% in MLPs.  The Sub-Adviser's investment philosophy focuses on the analysis of the company's financial statements, the company's business model, the company's management track record, the company's debt structure, and the sustainability and growth of its distributed dividend income. In general, the Sub-Adviser buys securities when the company is providing above-average dividend income and cash flow growth.  The Sub-Adviser may choose to sell a security when it believes the company may have difficulty sustaining its dividend distributions, as measured by slowing revenue growth or slowing cash flow growth, or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity.

The Fund's distribution policy is to make quarterly distributions to shareholders. All income will be distributed quarterly regardless of whether such income will be treated as return of capital. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital.  Shareholders should not assume that the source of a distribution from the Fund is net profit.  For more information about the Fund's distribution policy, please turn to "Distribution Policy and Goals" section in this Prospectus.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Distribution Policy Risk – The Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Foreign Investing Risk – Investments in securities of foreign issuers are subject to country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign investments may experience greater volatility than U.S. investments.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser's judgments about the attractiveness, "growth" potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

MLP Risk - Prices of common units of individual MLPs, like the prices other equity securities, can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.  MLPs common units have limited rights to vote on matters affecting the MLP and risks related to potential conflicts of interest between the MLP and the MLP's general partner.  MLPs do not pay U.S. federal income tax at the partnership level.  A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

•

Energy Related Risk.  MLP securities are typically focused in the energy infrastructure sector.  Because of the focus in this sector, the performance of the MLPs in which the Fund may invest is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector.  Energy infrastructure entities are also subject to the risks specific to the industry they serve.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Real Estate Investment Trust Risk – A REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.  A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 8.46% (quarter ended March 31, 2013) and the lowest return for a quarter was –1.49% (quarter ended June 30, 2013).

Dunham Alternative Income Fund

 AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	Life of Fund*
Class N Shares
return before taxes	19.63%	11.54%
return after taxes on distributions	17.90%	10.29%
return after taxes on distributions and sale of Fund shares	11.44%	8.38%
Class C Shares
return before taxes	18.48%	10.44%
Class A Shares
return before taxes	19.36%	11.26%
Dow Jones US Select Dividend Index (reflects no deduction for fees, expenses, or taxes)	29.06%	24.25%

*The Fund commenced operations on September 14, 2012.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Harbor Springs Financial Management, LLC (“Harbor Springs” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager:  Al Brasseur is President and Portfolio Manager of Harbor Springs.  Mr. Brasseur is primarily responsible for the day-to-day management of the Fund and has served as portfolio manager to the Fund since commencement of Fund operations in September 2012.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Focused Large Cap Growth Fund

Investment Objective:  The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.96%	0.96%	0.96%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.78%	0.78%	0.78%
Total Annual Fund Operating Expenses	1.99%	2.74%	1.74%

(1)

Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective April 1, 2014.  Actual Sub-Advisory fees may be higher or lower depending on Fund performance.  The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 0.35% and can range from 0.20% to 0.50%, depending on the effect of performance fees.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$765	$1,164	$1,586	$2,759
Class C	$277	$850	$1,450	$3,070
Class N	$177	$548	$944	$2,052

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in domestic and foreign growth-oriented, large capitalization or "large cap" equity securities (common stock and securities convertible into common stocks) of companies traded on U.S. stock exchanges or in the over-the-counter market. The Fund defines large cap companies as those that have market capitalizations greater than $7 billion at the time of investment.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in large cap companies. Shareholders will be provided 60 days advance notice of any change to this policy.  The Fund is considered a focused fund as it generally limits the number of holdings in the portfolio to 35 stocks.  The Sub-Adviser's investment philosophy focuses on the analysis of the company's financial statements, the company's business model, the company's perceived advantages over its competitors, and the attractiveness, size and growth rate of each company's market where it competes. The Sub-Adviser considers a company that is increasing revenues and cash flow to be a "growth" company. The Sub-Adviser further analyzes each company's management track record and continuity in conjunction with an in-depth analysis and evaluation of its financial statements. In general, the Sub-Adviser buys securities when the company is demonstrating above average growth in revenues and cash flow and it believes the security is reasonably priced relative to its expected rate of growth.  The Sub-Adviser may choose to sell a security when it believes the company may have deteriorating growth prospects as measured by slowing revenue growth or slowing cash flow growth or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Foreign Investing Risk – Investments in foreign countries are subject to country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign investments may experience greater volatility than U.S. investments.

Large Cap Stock Risk – Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser's judgments about the attractiveness, "growth" potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Year Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 18.59% (quarter ended September 30, 2013) and the lowest return for a quarter was -8.17% (quarter ended June 30, 2012).

Dunham Focused Large Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	Life of Fund*
Class N Shares
return before taxes	37.68%	20.98%
return after taxes on distributions	36.94%	20.67%
return after taxes on distributions and sale of Fund shares	21.37%	16.22%
Class C Shares
return before taxes	36.25%	19.83%
Class A Shares
return before taxes	37.28%	20.71%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	33.48%	23.80%

* The Fund commenced operations on December 8, 2011.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: The Ithaka Group, LLC (“Ithaka” or “Sub-Adviser”).

Sub-Adviser Portfolio Managers:  William L. Johnson is Chief Executive Officer, Chief Investment Officer and Portfolio Manager of Ithaka and Scott O'Gorman, Jr. is President and Portfolio Manager of Ithaka.  Messrs. Johnson and O'Gorman are primarily responsible for the day-to-day management of the Fund and have served as portfolio co-managers to the Fund since commencement of Fund operations in December 2011.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Real Estate Stock Fund

Investment Objective:  The Fund seeks to maximize total return from capital appreciation and dividends.  A secondary investment objective of the Fund is to exceed, over the long-term, the total return available from direct ownership of real estate with less risk than direct ownership.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.56%	2.31%	1.31%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$725	$1,039	$1,376	$2,325
Class C	$234	$721	$1,235	$2,646
Class N	$133	$415	$718	$1,579

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 163% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in income-producing equity securities (including real estate investment trusts ("REITs")) of U.S. real estate companies.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in equity securities of companies principally engaged in the U.S. real estate industry.  The Fund defines a company as principally engaged in the U.S. real estate industry if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of U.S. real estate.  The Sub-Adviser believes that by investing in equity securities of real estate companies, rather than investing in individual commercial or residential properties, the Fund's returns may be higher because of the benefits of diversification that include the avoidance of excess exposure to property-specific risks such as tenant default, illiquidity, property damage and vacancy.  In general, the Sub-Adviser buys securities of issuers that generate above-average cash flow from operations and are trading at an attractive valuation.  The Sub-Adviser sells securities when a company no longer meets its selection criteria or there is a sufficiently more attractive company.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  The Fund's Sub-

Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

The Sub-Adviser seeks to outperform other real estate funds using in-house knowledge, research and its understanding of the real estate market.  The Sub-Adviser seeks to find favorable real estate investments in the public markets through disciplined analysis by combining bottom-up fundamental research of companies with a research driven top-down asset allocation.  Through such analysis, the Sub-Adviser seeks to deliver total return by identifying individual company value and by repositioning the Fund’s portfolio to be invested in companies with the best property types and geographic regions based on current real estate market conditions. Additionally, the Sub-Adviser focuses the Fund’s securities portfolio on investments that generally provide income and also have the potential for long-term capital appreciation.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Real Estate Industry Concentration Risk – By concentrating in a single sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.

Real Estate Investment Trust Risk – A REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.  A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

Small and Medium Capitalization Risk – The Fund's investments in smaller and medium-sized companies carry more risks than investments in larger companies.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 38.78% (quarter ended September 30, 2009) and the lowest return for a quarter was -37.49% (quarter ended December 31, 2008).

Dunham Real Estate Stock Fund

 AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	5 Year	Life of Fund*
Class N Shares
return before taxes	2.93%	16.72%	5.33%
return after taxes on distributions	1.77%	15.97%	3.78%
return after taxes on distributions and sale of Fund shares	2.16%	13.40%	4.14%
Class C Shares
return before taxes	1.89%	15.54%	4.28%
Class A Shares
return before taxes	2.64%	16.424%	1.01%
FTSE NAREIT All REITS Index (reflects no deduction for fees, expenses, or taxes)	3.21%	16.68%	5.63%

*

The Fund's Class N and Class C shares commenced operations on December 10, 2004. The Fund's Class A shares commenced operations on January 3, 2007.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Cornerstone Real Estate Advisers LLC (“Cornerstone” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager:  Scott C. Westphal CPA, CFA, and Dave Wharmby CFA, Managing Directors and Portfolio Managers at Cornerstone have primary responsibility for the day-to-day management of the Fund. Mr. Westphal, who joined the Sub-Adviser in 1999, began managing the Fund in May 2012 and Mr. Wharmby, who joined the Sub-Adviser in 1996, began managing the Fund in 2013.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham International Stock Fund

Investment Objective:  The Fund seeks to maximize total return from capital appreciation and dividends.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.56%	1.56%	1.56%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses	2.37%	3.12%	2.12%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$801	$1,272	$1,768	$3,126
Class C	$315	$963	$1,635	$3,430
Class N	$215	$664	$1,139	$2,452

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 131% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing in equities (common and preferred stock and depositary receipts for common and preferred stock) of international corporations traded on stock exchanges around the world, including those in emerging markets, alternative trading venues or in the over-the-counter market.  To the extent the Fund's currency exposure differs from the MSCI All Country World ex US Index Net, the Sub-Adviser typically seeks to hedge this foreign currency exposure using forward currency exchange contracts.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of non-U.S. companies in at least three foreign countries, which may include companies located or operating in established or emerging market countries.  The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S.  The primary regions of investment are Western Europe, the United Kingdom, Japan, Canada, Australia and Asia.  The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock's expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs.  Buys and sells occur when opportunities arise that improve the portfolio's risk adjusted benchmark relative expected returns, net of amortized transaction costs. The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Derivatives Risk – Financial derivatives, such as forward contracts, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives may also create leverage which will amplify the effect on the Fund, which may produce significant losses.  Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Markets Risks – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Stock Market Risk - Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 32.82% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.89% (quarter ended September 2008).

Dunham International Stock Fund

 AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	5 Year	Life of Fund*
Class N Shares
return before taxes	21.27%	15.62%	6.31%
return after taxes on distributions	20.37%	15.15%	5.39%
return after taxes on distributions and sale of Fund shares	12.03%	12.47%	4.88%
Class C Shares
return before taxes	20.13%	14.47%	5.26%
Class A Shares
return before taxes	20.98%	15.33%	2.42%
MSCI All Country World ex U.S. Index Net (reflects no deduction for fees, expenses, or taxes)	15.29%	12.82%	6.79%

*The Fund's Class N and Class C shares commenced operations on December 10, 2004.  The Fund's Class A shares commenced operations on January 3, 2007.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Arrowstreet Capital, Limited Partnership (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers:  The following team of investment professionals share responsibility for day-to-day management of the Fund and have served the Fund in this capacity since July 2008.  Peter Rathjens, Ph.D., Chief Investment Officer, has worked for the Sub-Adviser since 1999.  John Capeci, Ph.D., Partner and Portfolio Manager, has worked for the Sub-Adviser since 1999.  Tuomo Vuolteenaho, Ph.D., Co-Director of Research, has worked for the Sub-Adviser since 2005. Manolis Liodakis, Ph.D., Partner and Portfolio Manager, has worked for the Sub-Adviser since 2012.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Small Cap Value Fund

Investment Objective:  The Fund seeks to maximize total return from capital appreciation and income.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.55%	2.30%	1.30%

1)

Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective July 1, 2013.  Actual Sub-Advisory fees may be higher or lower depending on Fund performance.  The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.10% to 0.80%, depending on the effect of performance fees.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$724	$1,036	$1,371	$2,314
Class C	$233	$718	$1,230	$2,636
Class N	$132	$412	$713	$1,568

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 147% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in domestic, value-oriented, small-capitalization or "small cap" equity securities (common stock) of companies traded on U.S. stock exchanges or in the over-the-counter market using its fundamental stock selection process.  The Fund defines small capitalization companies as those that have market capitalizations less than $4 billion at the time of investment.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies.  Under general supervision of the Adviser, the Sub-Adviser seeks to fulfill the Fund’s investment objective by using a quantitative stock ranking system combined with a qualitative risk review.  The Sub-Adviser generally buys securities of small cap companies that are ranked highest by the model and pass the risk review.  It generally sells securities when higher ranked or more compelling investments are identified. Although a "total return" investment objective typically entails both capital appreciation and income, the Fund emphasizes capital appreciation, but will capture some income through dividends and interest from cash investments.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser's judgments about the attractiveness, "value" and potential appreciation of securities may prove to be inaccurate and may not produce the desired results.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Small Capitalization Risk – The Fund's investments in small cap companies carry more risks than investments in larger companies.  Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 21.24% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.88% (quarter ended December 31, 2008).

Dunham Small Cap Value Fund

 AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	5 Year	Life of Fund*
Class N Shares
return before taxes	36.06%	17.52%	5.86%
return after taxes on distributions	34.61%	17.21%	5.21%
return after taxes on distributions and sale of Fund shares	21.55%	14.23%	4.73%
Class C Shares
return before taxes	34.68%	16.36%	4.82%
Class A Shares
return before taxes	35.66%	17.26%	4.89%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	34.52%	17.64%	7.48%

*The Fund's Class N and Class C shares commenced operations on December 10, 2004.  The Fund's Class A shares commenced operations on January 3, 2007.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Piermont Capital Management, LLC (“Sub-Adviser”).

Sub-Adviser Portfolio Managers:  John S. Albert, CFA and Kevin A. Finn, CFA share primary responsibility for the day-to-day management of the Fund’s portfolio.  Messrs. Albert and Finn are founding members of the Sub-Adviser and each serves on its Investment Committee.  Mr. Albert and Mr. Finn joined the Sub-Adviser in May 2005 and June 2005, respectively.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Emerging Markets Stock Fund

Investment Objective:  The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.71%	0.71%	0.71%
Acquired Fund Fees and Expenses (2)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	2.26%	3.01%	2.01%

(1)

Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective July 1, 2013.  Actual Sub-Advisory fees may be higher or lower depending on Fund performance.  The new Sub-  Advisory fee is a fulcrum fee with a base or fulcrum of 50 bps (0.50%) and can range from 0.10% to   0.90%, depending on the effect of performance fees.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial   highlights because the financial statements include only the direct operating expenses incurred by the   Fund, not the indirect costs of investing in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$791	$1,241	$1,715	$3,021
Class C	$304	$930	$1,582	$3,327
Class N	$204	$630	$1,083	$2,338

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 166% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in emerging market equity securities traded on foreign stock exchanges.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries.  The Fund defines equity securities to include: common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.  The Fund defines an emerging market country as any country that has been determined by an international organization, such as the World Bank, to have a low- to middle-income economy.  Additionally, the Fund includes Singapore and Hong Kong Special Administrative Region of the People's Republic of China regardless of their economic income ranking.

In general, the Sub-Adviser uses a quantitative model to rank countries according to their characteristics, including various measures of value, momentum and risk.  The Sub-Adviser generally buys companies in countries that are ranked highest by the model and generally sells companies in countries that rank lower.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Emerging Markets Risks – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 53.31% (quarter ended June 30, 2009) and the lowest return for a quarter was

-35.60% (quarter ended September 30, 2008).

Dunham Emerging Markets Stock Fund

 AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	5 Year	Life of Fund*
Class N Shares
return before taxes	-3.65%	16.43%	7.45%
return after taxes on distributions	-3.65%	16.30%	5.85%
return after taxes on distributions and sale of Fund shares	-2.06%	13.29%	6.00%
Class C Shares
return before taxes	-4.62%	15.25%	6.39%
Class A Shares
return before taxes	-3.79%	16.11%	0.27%
MSCI Emerging Markets Index Net (reflects no deduction for fees, expenses, or taxes)	-2.60%	14.79%	10.51%

*The Fund's Class N and Class C shares commenced operations on December 10, 2004.  The Fund's Class A shares commenced operations on January 3, 2007.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution.  After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Bailard, Inc.  (“Bailard” or “Sub-Adviser).

Sub-Adviser Portfolio Manager:  The Fund’s portfolio is managed by a team consisting of portfolio managers and analysts, assisted by other Bailard professionals.  The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Anthony R. Craddock, Eric P. Leve, CFA and Peter M. Hill.  Mr. Craddock, a Senior Vice President and member of Bailard’s international equity team, has been associated with Bailard since 1997.  Mr. Leve, who joined Bailard in 1987, currently serves as Executive Vice President and Chief Investment Officer of Bailard and is a senior member of the firm’s international equity team.  Mr. Hill, who joined Bailard in 1985, is Chairman and Chief Executive Officer, and also serves as a member of the Bailard REIT Board of Directors and co-portfolio manager of the Bailard international equity strategy. Mr. Hill also formerly served for 13 years as Bailard’s Chief Investment Officer.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

Dunham Small Cap Growth Fund

Investment Objective:  The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 96 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.61%	2.36%	1.36%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$729	$1,054	$1,401	$2,376
Class C	$239	$736	$1,260	$2,696
Class N	$138	$431	$745	$1,635

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 231% of the average value of its portfolio.

Principal Investment Strategies:  The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic growth-oriented, small-capitalization or “small-cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market using its proprietary stock selection process.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies.  The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period.  For the most recent annual reconstitution published as of June 30, 2014, the market capitalization range of companies in the Russell 2000® Index was approximately $143 million to $4.5 billion, which range will vary daily.  The Sub-Adviser attempts to invest in companies trading at a discount to their growth rate.  In general, the Sub-Adviser buys securities of companies that it identifies as having a product or service with a superior value proposition coupled with a positive business outlook when it believes shares in those companies are attractively priced.  The Sub-Adviser sells securities to limit overconcentration in individual stocks, to take advantage of attractive price level valuations and to remove those companies with eroding or less attractive value propositions.  The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser's judgments about the attractiveness, "growth" potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Small Capitalization Risk – The Fund's investments in small cap companies carry more risks than investments in larger companies.  Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 18.25% (quarter ended September 30, 2009) and the lowest return for a quarter was -24.96% (quarter ended December 31, 2008).

Dunham Small Cap Growth Fund

 AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2013	1 Year	5 Year	Life of Fund*
Class N Shares
return before taxes	48.79%	21.64%	9.22%
return after taxes on distributions	39.22%	19.80%	7.32%
return after taxes on distributions and sale of Fund shares	29.06%	17.16%	6.81%
Class C Shares
return before taxes	47.28%	20.42%	8.15%
Class A Shares
return before taxes	48.38%	21.35%	9.17%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	43.30%	22.58%	9.23%

*The Fund's Class N and Class C shares commenced operations on December 10, 2004.  The Fund's Class A shares commenced operations on January 3, 2007

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Pier Capital, LLC (“Pier Capital” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager:  Jan E. Parsons, Partner, Chief Investment Officer, has served the Sub-Adviser in this capacity since 1987.  He is responsible for day-to-day management of the Fund and has served the Fund as Portfolio Manager since December 2004. Alex Yakirevich has served as senior analyst and portfolio manager for Pier Capital since 2008 and is responsible for day-to-day operations of its research office in New Jersey.  Mr. Yakirevich joined Pier Capital in 2004 as an analyst.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 54 of this prospectus.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading.  For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000.  The minimum subsequent investment is $100.  For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts.  There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below,  by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com.  You also may purchase and redeem shares through a financial intermediary.

via Regular Mail

via Overnight Mail

Dunham Funds

Dunham Funds

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154

Omaha, NE 68130

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Background:  On March 3, 2008, Dunham Funds completed a tax-free reorganization with the AdvisorOne Funds.  Prior to the reorganization, each Fund (other than the Dunham Monthly Distribution Fund, Dunham Focused Large Cap Growth Fund, Dunham Dynamic Macro Fund, Dunham Alternative Strategy Fund, Dunham Alternative Income Fund, Dunham Floating Rate Bond Fund and Dunham International Opportunity Bond Fund) was a series of the AdvisorOne Funds.  On September 29, 2008, Dunham Funds completed a re-organization with the Kelmoore Strategic Trust between the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund, the Kelmoore Strategy Liberty Fund and the Dunham Monthly Distribution Fund.  Information in the Fund's Prospectus about the Dunham Monthly Distribution Fund includes information about the Kelmoore Strategy Liberty Fund because the Dunham Monthly Distribution Fund is considered the successor to the Kelmoore Strategy Liberty Fund. In the case of the other Funds, each includes information in the Fund's Prospectus about its respective Predecessor Fund at AdvisorOne Funds. In this prospectus, the Kelmoore Strategy Liberty Fund, and the predecessor AdvisorOne Funds series are each referred to as a "Predecessor Fund."

On February 22, 2013, Dunham Funds completed a reorganization with the World Funds Trust between the Sherwood Forest Alternative Fund and the Dunham Alternative Strategy Fund.  Information in the Fund's Prospectus about the Dunham Alternative Strategy Fund includes information about the Sherwood Forest Alternative Fund because the Dunham Alternative Strategy Fund is considered the successor to the Sherwood Forest Alternative Fund. In this prospectus, the Sherwood Forest Alternative Fund is referred to as a “Predecessor Fund.”

INVESTMENT OBJECTIVE

Fund	Investment Objective(s)
Dunham Corporate/Government Bond Fund	The Fund seeks to provide current income and capital appreciation.
Dunham Monthly Distribution Fund	The Fund seeks to provide positive returns in rising and falling market environments.
Dunham Floating Rate Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.
Dunham High-Yield Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Dunham International Opportunity Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.
Dunham Dynamic Macro Fund	The Fund seeks to maximize total returns from capital appreciation and dividends, with capital preservation during market downturns as a secondary goal.
Dunham Alternative Strategy Fund	The Fund seeks long-term capital appreciation by realizing gains during periods of rising and declining markets.
Dunham Appreciation & Income Fund	The Fund seeks to maximize total return under varying market conditions through both current income and capital appreciation.
Dunham Large Cap Value Fund	The Fund seeks to maximize total return from capital appreciation and dividends.
Dunham Alternative Income Fund	The Fund primarily seeks to maximize income with capital appreciation as a secondary goal.
Dunham Focused Large Cap Growth Fund	The Fund seeks to maximize capital appreciation.
Dunham Real Estate Stock Fund

The Fund seeks to maximize total return from capital appreciation and dividends.  A secondary investment objective of the Fund is to exceed, over the long-term, the total return available from direct ownership of real estate with less risk than direct ownership.

Dunham International Stock Fund	The Fund seeks to maximize total return from capital appreciation and dividends.
Dunham Small Cap Value Fund	The Fund seeks to maximize total return from capital appreciation and income.
Dunham Emerging Markets Stock Fund	The Fund seeks to maximize capital appreciation.
Dunham Small Cap Growth Fund	The Fund seeks to maximize capital appreciation.

Each Fund's investment objective(s) is/are a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund (except Dunham Monthly Distribution Fund, Dunham Dynamic Macro Fund, Dunham Appreciation & Income Fund, Dunham Alternative Strategy Fund, and Dunham Alternative Income Fund) has adopted a policy to invest at least 80% of its assets in a particular type of security.  Each Fund may change its 80% policy upon 60 days written notice to shareholders.

The Trust intends to apply to the SEC for an exemption permitting the Funds to participate in an interfund lending program.  This program would allow the Funds to borrow money from and lend money to each other for temporary or emergency purposes.  To the extent permitted under its investment restrictions, each Fund could lend uninvested cash in an amount up to 15% of its net assets to other Funds, and each Fund could borrow in an amount up to 10% of its net assets from other Funds.  The ability of a Fund to lend cash to or borrow cash from other Funds is subject to certain other terms and conditions.  The Trust’s Board of Trustees is responsible for overseeing the Trust’s participation in the interfund lending program.

Dunham Corporate/Government Bond Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in corporate and government bonds using the Sub-Adviser's active management techniques including interest rate anticipation, sector rotation, issuer selection and opportunistic trading.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in corporate bonds of issuers from any country and in government bonds.  The Fund defines corporate bonds to include: (1) debt securities issued by a corporation (or equivalent entity), (2) non-government mortgage-backed securities and collateralized mortgage obligations (MBS), (3) asset-backed securities (ABS) and (4) index-linked bonds.  The Fund defines government bonds to include:  (1) any United States government issued or guaranteed MBS (Gov-MBS) and debt securities issued by the United States' Treasury, any agency or instrumentality of the United States; (2) any multi-governmental entity of which the United States is a member; and (3) any state or other political subdivision within the United States or its territories.

In general, the Sub-Adviser buys securities that its active management techniques identify as undervalued and sells them when more compelling investments are available.  The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

The Fund may invest up to 40% of its assets in higher-yielding, higher-risk corporate and government bonds, including high-yield bank loans — also known as "high-yield" or "junk" bonds — with medium to low credit quality ratings.  High-yield bonds and bank loans are rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated determined by the Sub-Adviser to be of comparable quality.  These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities.  However, the Fund intends to maintain an average portfolio credit quality of investment grade.  The bonds in the Fund's portfolio can be of any maturity.  The Sub-Adviser manages the Fund's portfolio along an intermediate-term horizon, generally with an average duration of 3 to 6 years.

Interest rate anticipation is an investment process where the Sub-Adviser seeks to increase returns by moving between long-term and short-term bonds based on the Sub-Adviser's forecast of interest rates.  Sector rotation is an investment process where the Sub-Adviser seeks to increase returns by switching from one sector to another, based on the Sub-Adviser's view of which sectors will outperform other sectors.  Returns are enhanced by inclusion of the non-investment grade and/or non-U.S. securities when the Sub-Adviser believes these types of securities are undervalued relative to other investment opportunities.

Dunham Monthly Distribution Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by using a variety of absolute-return strategies.  These strategies, some or all of which may be employed at any one time, are intended to achieve relatively consistent returns across a range of market environments.  These strategies include: (1) short-selling where the Sub-Adviser seeks to protect the Fund's portfolio against market declines, typically related to a merger-arbitrage transaction; (2) option writing where the Fund writes covered call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income; (3) merger-arbitrage where the Fund may purchase the equity securities of companies involved in publicly announced mergers, takeovers and other corporate reorganizations including those outside the U.S., and use one or more hedging arbitrage strategies in connection with the purchase to reduce market and/or company specific price risk; (4) fixed-income where the Fund may purchase fixed-income securities without limit to quality or maturity, including higher-risk corporate bonds known as "junk bonds" that are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities), bank debt and preferred stock to generate income.  Collectively, the strategies are intended to produce positive returns in rising and falling market environments.  The Sub-Adviser generally buys securities that it believes offer an attractive reward relative to risk and sells securities when the reward becomes less attractive relative to the risk.  The Sub-Adviser sells short securities, which is considered a form of leverage, to protect the Fund's portfolio against market declines, typically related to a merger-arbitrage transaction and covers (buys back) these securities when the securities they are designed to hedge are sold (closing hedge transaction).  The Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objective.

Under general supervision of the Adviser, the Sub-Adviser seeks to achieve the Fund's investment objective by using a variety of absolute-return strategies. These strategies, some or all of which may be employed by the Fund at any one time, are intended to achieve relatively consistent returns across a range of market environments.

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Short-Selling Strategies:  The Sub-Adviser may seek to protect the Fund's portfolio against market declines, usually related to a merger-arbitrage transaction, by selling securities short that the Sub-Adviser believes will or may decline in value.  Selling securities short is a transaction in which the Fund sells securities it does not own but has borrowed.  When the Fund replaces the securities it has borrowed, the Fund will realize a gain if the price of the securities has declined and will realize a loss if the price of the securities has increased.

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Option-Writing Strategy: The Fund may purchase the common stocks of selected mid-cap and large-cap companies, and sell, or "write," covered call options against most if not substantially all of such shares.  The Fund may also write call options against one or more basket of stocks, such as the S&P 500 Index or an industry sub-group of the S&P 500 Index. The options written by the Fund are considered "covered" because the Fund owns the stocks or basket of stocks against which the options are written.  The purchase of shares and the sale of call options will normally occur at approximately the same time, although in some cases the sale of options may be delayed until a later date.  Most of the call options written by the Fund are "in the money," meaning calls whose exercise price is less than the market price of the underlying stock or basket of stocks when the options are written. The Sub-Adviser may hedge the Fund's portfolio against a decline in the value of the stocks the Fund owns by purchasing put options.  A put option gives the Fund the right to sell, or "put," a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium.  The values of put options generally increase as stock prices decrease. It is anticipated that the option writing strategy, when utilized, will provide option income that may help to sustain positive portfolio performance even in a declining market environment.

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Merger-Arbitrage Strategy: The Fund may purchase the equity securities of companies involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase.  Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage "spread," generally determines the Fund's potential profit on any given investment.  In conjunction with its merger-arbitrage investments, the Fund may employ a variety of hedging strategies to protect against market-related risk, including short-selling and the purchase and sale of put and call options.  Since the Sub-Adviser is mostly interested in the "spread" stated above, it is anticipated that the use of this strategy may result in positive performance even when the overall market is declining.

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Fixed-Income Strategy: The Fund may purchase fixed-income securities without limit to quality or maturity, including corporate bonds, bank debt and preferred stock to generate income.  Certain of the corporate debt securities in which the Fund invests may carry non-investment-grade ratings (rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated determined by the Sub-Adviser to be of comparable quality). These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities. This strategy is anticipated to be utilized when the Sub-Adviser believes that certain fixed-income securities to be more attractive than certain equities to help the Fund achieve a positive rate of return.

Distribution Policy and Goals:

The Fund's distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate ("Prime Rate").  The Federal Reserve defines the Prime Rate as one of several base rates used by banks to price short-term business loans.  Past performance is not necessarily an indication of how the Fund will perform in the future.  Additionally, the Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned).  In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital.  Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund.  A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares.

Returns of capital reduce a shareholder's tax cost (or "tax basis").  Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.  As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income.  Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution.  The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared.  The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.  Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Dunham Floating Rate Bond Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds.  The Fund defines “bonds” as floating rate loans and other floating rate debt securities. Floating rate loans generally represent amounts borrowed by companies or other entities from banks and other lenders. The loans in which the Fund will primarily invest are non-investment grade bank loans. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a U.S. bank’s prime or base rate, the overnight federal funds rate, or another rate.

The loans held by the Fund may be senior or subordinate obligations of the borrower. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before certain other creditors of the borrower (e.g., bondholders and stockholders). Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the Fund’s investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings. There are no maturity restrictions, so the fund can purchase longer-term loans and bonds, which tend to have higher yields (but are more volatile) than shorter-term loans and bonds. The Fund generally invests in loans that are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO).

The Fund may invest up to 25% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign floating rate loans, including Yankee bonds. The Fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps for investment purposes and to manage risks identified by the Sub-Adviser.  The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed).  The Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes.

In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security's risk/reward by comparing the security's yield to the risks associated with the borrower, such as its financial condition and industry position, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

Dunham High-Yield Bond Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in lower-rated (generally rated BB and B), and unrated, higher-risk corporate bonds of any maturity.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in debt securities and convertible securities rated below investment grade (rated BB+ or lower) by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as "high-yield" or "junk" bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality.  These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities.  The Fund's Sub-Adviser selects investments and attempts to reduce risk through portfolio diversification, credit analysis and attention to current developments in economic conditions.  In general, the Sub-Adviser buys high-yield securities that provide high current income that it believes possess attractive risk/reward characteristics.  The Sub-Adviser measures a security's risk/reward ratio by its yield and expected probability of default when compared to a peer group of securities with similar credit risk.  It sells securities when they no longer meet the buy criteria and when an issuer's credit fundamentals deteriorate.

The Sub-Adviser conducts fundamental, bottom-up research on the universe of high-yield companies.  The Sub-Adviser seeks to preserve principal, while providing a high level of current income.

The Sub-Adviser also seeks undervalued high-yield bonds for potential gains based on capital appreciation. The Sub-Adviser attempts to preserve capital by limiting downside risk through the detection of significant negative changes in the future operating cash flow levels of issuers before such risk is fully reflected in the price of securities.

Dunham International Opportunity Bond Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as bonds, derivatives and other instruments with similar economic exposures of foreign government and corporate issuers. The Fund primarily invests in issuers outside the United States. The Fund invests in debt securities of issuers in both developed and emerging markets. The Fund may buy securities issued by companies of any size or market capitalization and it can invest in debt securities having short, intermediate or long maturities. The Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities rated below investment grade (known as "high-yield" or "junk" bonds) by a nationally recognized statistical rating organization (NRSRO) or in unrated securities.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including but not limited to options, forward contracts, futures contracts, swaps, and structured notes. The Sub-Adviser may manage foreign currency exposure, both to reduce risk and to seek to enhance returns. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options related to foreign currencies, including currencies of both developing and emerging market countries.

The Fund's Sub-Adviser selects investment by analyzing opportunities and risks in individual national economies by considering the business cycle, political, and macro-economic conditions in both emerging market and developing countries. In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security's risk/reward by comparing the security's yield to the risks associated with the issuer, the issuer's country and/or region, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Dunham Dynamic Macro Fund

The Fund's Sub-Adviser seeks to achieve the total return portion of the Fund's investment objective by using a dynamic macro asset allocation strategy. The Fund may invest in or seek exposure to a wide range of asset classes including, without limitation, (i) equity (of any market capitalization), (ii) fixed-income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign (including emerging markets) credit, including high yield (junk bonds)), (iii) commodities, (iv) real estate investment trusts and (v) currencies.  The Sub-Adviser’s strategy seeks long and short exposure in these various asset classes and currencies.  The Fund may take long positions indirectly through exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and derivative instruments such as, but not limited to, futures, swaps, options and currency forward contracts.  The Fund may take short positions indirectly through ETFs or ETNs, including inverse ETFs (funds that are designed to rise in price when stock prices are falling) or ETNs and derivative instruments (listed above) that are intended to provide inverse exposure to a particular asset class or currency.  The Fund may also invest in leveraged ETFs. Long positions and short positions may be intended to enhance expected return, reduce expected risk or both.  The Sub-Adviser expects the Fund’s net long exposure to typically be between 90% and 100%, but it may range from 0% to 225%.

Futures are typically based on, though are not limited to, equity indexes, government bonds, commodities and currencies.  Swaps are typically on, though are not limited to, equity indexes, including custom equity indexes, equity index volatility/variance, government bonds, credit default indexes, inflation, commodities and commodity indexes.  Options would typically be on, though are not limited to, equity indexes, equity index futures, government bonds, government bond futures and currencies.

The Fund has no geographic or other limits on the allocation of its assets among asset classes.  The Fund may also invest in individual stocks, preferred stock, publicly traded partnerships, royalty income trusts, repurchase agreements and other equity securities, fixed-income securities and currencies for the purpose of effecting macro strategies.

The Sub-Adviser seeks to achieve the capital preservation portion of the Fund's investment objective during down markets by using risk management techniques including (1) allocation to investment grade fixed income securities and (2) allocation to cash equivalents.

The Sub-Adviser’s macro asset allocation strategy is based primarily on the fundamental investment valuations of various asset classes. The Sub-Adviser's goal is to identify periodic discrepancies between fundamental values and market prices, actively shift between long or short positions, as well as allocations to cash and seek to capitalize on opportunities within and among the capital markets of the world.

The Sub-Adviser generally purchases a security when its model identifies that its market price is below the model's valuation and that the risk-reward profile is relatively more attractive than other opportunities. The Sub-Adviser generally sells a security when its model identifies that the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. In addition, the Sub-Adviser may sell a security if better investment opportunities emerge elsewhere. The Sub-Adviser evaluates currencies on a relative valuation basis and generally increases the Fund's exposure to currencies that are undervalued and reduces exposure to currencies that are overvalued based on real interest rates and other proprietary measures.

Dunham Alternative Strategy Fund

To achieve the Fund’s investment objective, the Fund’s Sub-Adviser applies proprietary methodologies to take advantage of long-term (sometimes intermediate-term) moves that may result in achieving positive returns during various market environments and cycles – the Fund’s Sub-Adviser refers to this management approach as Trend Following. In implementing this Trend Following, the Fund will primarily invest in exchange traded funds (ETFs) that represent various major indices.  These indices include: U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and, various currency indices.

The goal of the Fund is to capture profits from rising and declining periods of the equities markets and to a lesser degree, commodities, currency and fixed income markets.The Sub-Adviser’s top-down strategies and methodologies are designed to profit from market trends in both positive and negative directions across broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities. The Sub-Adviser seeks investment opportunities for the Fund in ETFs as potential trends are identified. When the Sub-Adviser identifies potential rising trends in the market, ETFs that hold traditional equity holdings are purchased. When the Sub-Adviser identifies potential falling trends in the market, "Enhanced" ETFs (as defined below)

that move in an inverse relationship to the market are purchased.  Enhanced ETFs are ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  The Sub-Adviser generally does not cause the Fund to short any securities directly.  The Sub-Adviser’s strategy for the Fund is not biased towards ETFs that represent long investments or short investments - each opportunity is independently evaluated.  The Sub-Adviser invests primarily in ETFs based on equity indices, but allocations in other asset classes are made, as well.  The Sub-Adviser also purchases ETFs that cover the following asset classes: commodities, currencies and U.S. fixed income. The Sub-Adviser also actively employs the use of cash and cash equivalents and, in particular, shares of money market funds.   As a result, the Sub-Adviser's ability to invest both long (utilizing ETFs) or short (utilizing enhanced/inverse ETFs) across these asset classes, the strategy may offer low volatility compared to traditional investment strategies.

The Sub-Adviser’s Trend Following strategy focuses on investing long in asset classes with rising prices and investing short (through inverse ETFs) in asset classes with falling prices.

Furthermore, the Sub-Adviser's methodology, which includes investing across multiple asset classes that are not expected to have returns that are highly correlated, is designed to provide returns that are un-correlated, or have a low correlation, with the broad investment market over a long-term time frame.

Under normal market conditions, the Fund may allocate its assets among ETFs representing various regions and countries, including the United States.  As conditions warrant, the Fund may deviate from this strategy. Aside from various domestic ETFs, the Fund’s portfolio may also include ETFs that invest in Developed and/or Emerging Markets. The Fund may invest up to 50% net long in international ETFs. The Fund may invest up to 50% in inverse ETFs. Generally, up to 25% of the Fund may be invested in the following asset classes: commodities, currencies and fixed income.  As previously noted, the remainder of the Fund may be allocated to either equity-based ETFs or cash (and cash equivalents).  The Fund may invest directly in the securities that comprise the ETFs discussed above, such as individual equities and U.S. Government obligations. In addition to ETFs, the Fund’s exposure to U.S. fixed income markets may include investments in other investment companies.

The Fund will engage in very active and frequent trading of its portfolio securities.

Dunham Appreciation & Income Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing, under normal market conditions, in a diversified portfolio of (1) convertible, (2) equity (common and preferred stock) and (3) fixed-income securities, including securities of foreign issuers and those rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), also known as "high-yield" or "junk" bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality.  These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities. The Fund attempts to utilize these different types of securities to strike the appropriate balance between risk and reward in terms of growth and income when compared to a peer group of securities that the Sub-Adviser believes have similar risk of loss.  In general, the Sub-Adviser buys a blend of equity and convertible securities offering the potential for long-term growth and current income and sells them when the issuer's economic fundamentals deteriorate or relative valuations between securities change.  The Sub-Adviser buys fixed-income securities that it believes have a higher expected total return when compared to competing convertible or equity securities.  Within the universe of fixed-income securities, the Sub-Adviser selects specific securities based upon their expected total return and expected probability of default when compared to a peer group of securities with similar credit risk.  The Sub-Adviser sells them when the issuer's economic fundamentals deteriorate or relative valuations between securities change.  The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objective.

Under general supervision of the adviser, the Sub-Adviser seeks to balance risk and reward over various market cycles using varying combinations of securities using the Sub-Adviser's four-step security selection process.  The Sub-Adviser attempts to utilize different types of securities to strike the appropriate balance between risk and reward in terms of growth and income.  The security selection process primarily consists of four major steps: credit analysis, equity analysis, convertible analysis and overall portfolio analysis.  Focusing on the main value drivers in the marketplace, most notably, long-term sustainable earning power and cash flow return on capital, the Sub-Adviser strives to create a portfolio with a reasonable risk/reward trade-off.  As market conditions change, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time.  At some points in a market cycle, one security type (i.e. common stocks) may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. The average term to maturity of the convertible and fixed-income securities purchased by the Fund will typically range from five to ten years.

Dunham Large Cap Value Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in value-oriented, large capitalization or "large cap" common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market.  The Fund defines large capitalization companies as those that have market capitalizations greater than $7 billion at the time of investment.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in the common stock of large cap companies.  The Sub-Adviser focuses on large capitalization value stocks it believes are statistically undervalued while exhibiting attractive earnings dynamics.  In general, the Sub-Adviser buys securities that it believes are undervalued and sells them when they become fully valued or more compelling investments are available.

The Sub-Adviser seeks to achieve superior results through successful stock selection and effective management of risk through diversification across multiple economic sectors and major industries.  The Sub-Adviser screens each industry using a combination of fundamental, technical, and risk assessment models.   The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation.

Dunham Alternative Income Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in domestic and foreign income-producing equity securities which the Sub-Adviser believes will pay above-average, sustainable, dividends. The Fund defines equity securities to include the common stock or securities convertible to common stock of companies traded on U.S. stock exchanges or in the over-the-counter markets, as well as preferred stocks, common or preferred interests or units of real estate investment trusts ("REITs") and Master Limited Partnerships ("MLPs"). MLPs are typically publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  The Fund expects to invest no more than 25% of its total assets in foreign securities and no more than 25% in MLPs.  The Sub-Adviser's investment philosophy focuses on the analysis of the company's financial statements, the company's business model, the company's management track record, the company's debt structure, and the sustainability and growth of its distributed dividend income. In general, the Sub-Adviser buys securities when the company is providing above-average dividend income and cash flow growth.  The Sub-Adviser may choose to sell a security when it believes the company may have difficulty sustaining its dividend distributions, as measured by slowing revenue growth or slowing cash flow growth, or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Distribution Policy and Goals:

The Fund's distribution policy is to make quarterly distributions to shareholders. All income will be distributed quarterly regardless of whether such income will be treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned).  In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital.  Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund.  A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares.

Returns of capital reduce a shareholder's tax cost (or "tax basis").  Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.  As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income.  Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution.  The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared.  The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.  Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Dunham Focused Large Cap Growth Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in domestic and foreign growth-oriented, large capitalization or "large cap" equity securities (common stock and securities convertible into common stocks) of companies traded on U.S. stock exchanges or in the over-the-counter market. The Fund defines large cap companies as those that have market capitalizations greater than $7 billion at the time of investment.  Under normal market conditions, the Fund invests at least 80% if its assets (defined as net assets plus borrowing for investment purposes) in large cap companies.  Shareholders will be provided 60 days prior notice of any change to this policy.  The Fund is considered a focused fund as it generally limits the number of holdings in the portfolio to 35 stocks. The Sub-Adviser's investment philosophy focuses on the analysis of the company's financial statements, the company's business model, the company's perceived advantages over its competitors, and the attractiveness, size and growth rate of each company's market where it competes. The Sub-Adviser considers a company that is increasing revenues and cash flow to be a "growth" company. The Sub-Adviser further analyzes each company's management track record and continuity in conjunction with an in-depth analysis and evaluation of its financial statements. In general, the Sub-Adviser buys securities when the company is demonstrating above average growth in revenues and cash flow and it believes the security is reasonably priced relative to its expected rate of growth.  The Sub-Adviser may choose to sell a security when it believes the company may have deteriorating growth prospects as measured by slowing revenue growth or slowing cash flow growth or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity.

Under general supervision of the Fund's investment adviser, the Sub-Adviser primarily seeks to own companies that are generally characterized by strong company financials, significant advantages over its competitors, a large and rapidly growing market where it competes, and a management team focused on creating shareholder value.

Dunham Real Estate Stock Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objectives by investing primarily in income-producing equity securities (including real estate investment trusts ("REITs") of U.S. real estate companies.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in equity securities of companies principally engaged in the U.S. real estate industry.  The Fund defines a company as principally engaged in the U.S. real estate industry if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of U.S. real estate.  The Sub-Adviser believes that by investing in equity securities of real estate companies, rather than investing in individual commercial or residential properties, the Fund's returns may be higher because of the benefits of diversification that include the avoidance of excess exposure to property-specific risks such as tenant default, illiquidity, property damage and vacancy.  In general, the Sub-Adviser buys securities of issuers that generate returns from operations that are above the peer-group average and have historical price momentum.  The Sub-Adviser sells securities when a company no longer meets its selection criteria or there is a sufficiently more attractive company. In general, the Sub-Adviser buys securities of issuers that generate above peer-group-average funds from operations and have historical price momentum.  The Sub-Adviser sells securities when a company no longer meets its selection criteria or there is a sufficiently more attractive company.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

The Sub-Adviser seeks to outperform other real estate funds using in-house knowledge, research and its understanding of developing real estate market trends.  The Sub-Adviser seeks to find favorable real estate investment in the public markets through disciplined analysis by combining bottom-up fundamental research of companies with a research driven top-down asset allocation.  Through such analysis, the Sub-Adviser seeks to deliver total return by identifying individual company value and by repositioning the Fund's portfolio to be invested in companies with the best property types and geographic regions based on current real estate market conditions. Additionally, the Sub-Adviser focuses the Fund's securities portfolio on investments that generally provide income and also have the potential for long-term capital appreciation.

Dunham International Stock Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing in equities (common and preferred stock and depositary receipts for common and preferred stock) of international corporations traded on stock exchanges around the world, alternative trading venues or in the over-the-counter market.  To the extent the Fund's currency exposure differs from the MSCI All Country World ex US Index Net, the Sub-Adviser typically seeks to hedge this foreign currency exposure using forward currency exchange contracts.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of non-U.S. companies in at least three foreign countries, which may include companies located or operating in established or emerging market countries.  The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S.  The primary regions of investment are Western Europe, the United Kingdom, Japan, Canada, Australia and Asia.  In general, the Sub-Adviser buys securities that it believes will improve the portfolio's risk-adjusted benchmark-relative expected returns, as indicated by its proprietary econometric models and optimization process.  The Sub-Adviser sells securities when opportunities arise that offer a more attractive risk-adjusted expected return profile.  The Fund's Sub-Adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objectives.

Under general supervision of the adviser, the Sub-Adviser searches for the stocks of financially strong, industry leaders that it believes are valued below their actual worth.  The Sub-Adviser seeks companies that generally have sustainable competitive advantages, above-average returns on equity, strong capital structures and superior management focused on shareholder return.  The Fund's portfolio is constructed using on-going rigorous fundamental, quantitative or econometric analysis and strict buy and sell targets. Econometric analysis combines economic theory with statistics, which the Sub-Adviser uses to analyze and test economic relationships. The Sub-Adviser may use fundamental analysis to prepare forecasts and assessments that are based on financial strength of a company relative to other competitors or markets. Quantitative analysis may be used to compare the statistical relationship of companies, markets, and regions to one another.

Dunham Small Cap Value Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in domestic, value-oriented, small capitalization or "small cap" equity securities (common stock) of companies traded on U.S. stock exchanges or in the over-the-counter market using its fundamental stock selection process.   The Fund defines small capitalization companies as those that have market capitalizations less than $4 billion at the time of investment.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies.  Under general supervision of the Adviser, the Sub-Adviser seeks to fulfill the Fund’s investment objective by using a quantitative stock ranking system combined with a qualitative risk review.  The Sub-Adviser generally buys securities of small cap companies that are ranked highest by the model and pass the risk review.  It generally sells securities when higher ranked or more compelling investments are identified.  Although a "total return" investment objective typically entails both capital appreciation and income, the Fund emphasizes capital appreciation, but will capture some income through dividends and interest from cash investments.

The Fund's portfolio may contain American Depositary Receipts (ADRs); however they should make up no more than 20% of the portfolio (at market value).

Dunham Emerging Markets Stock Fund

The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in international emerging market equity securities traded on foreign stock exchanges.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries.  The Fund defines equity securities to include: common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.  The Fund defines an emerging market country as any country that has been determined by an international organization, such as the World Bank, to have a low- to middle-income economy.  Additionally, the Fund includes Singapore and Hong Kong Special Administrative Region of the People's Republic of China regardless of their economic income ranking.

Under general supervision of the Adviser, the Sub-Adviser seeks to fulfill the Fund's investment objective by using a quantitative model to rank countries according to their characteristics, including various measures of value, momentum and risk. The Sub-Adviser generally buys companies in countries that are ranked highest by the model and generally sells companies in countries that rank lower.

The Fund generally invests in common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.  The percentage of the Fund's portfolio invested in each such security type is unlimited.  Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

Dunham Small Cap Growth Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic growth-oriented, small-capitalization or “small-cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market using its proprietary stock selection process.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies.  The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period.  For the most recent annual reconstitution published as of June 30, 2014, the market capitalization range of companies in the Russell 2000® Index was approximately $143 million to $4.5 billion, which range will vary daily.  The Sub-Adviser attempts to invest in companies trading at a discount to their growth rate.  In general, the Sub-Adviser buys securities of companies that it identifies as having a product or service with a superior value proposition coupled with a positive business outlook when it believes shares in those companies are attractively priced.  The Sub-Adviser sells securities to limit overconcentration in individual stocks, to take advantage of attractive price level valuations and to remove those companies with eroding or less attractive value propositions.  The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

Under general supervision of the adviser, the Sub-Adviser primarily seeks companies that are generally characterized by strong company financials, barriers to entry (i.e., tough or expensive for competition to enter the marketplace), and focused management.

The Sub-Adviser attempts to invest in these companies at a discount to their growth rate.

TEMPORARY INVESTMENTS

In response to market, economic, political or other conditions, each Sub-Adviser may temporarily use a different investment strategy for the respective Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund's assets in cash or cash equivalent securities such as money market mutual funds.  To the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because a Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. Defensive investing could affect a Fund's performance and the Fund might not achieve its investment objectives.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective.  Each Fund's share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of each Fund.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund's Fund Summary section of this Prospectus.

Risks	Dunham Corporate/ Government Bond Fund	Dunham Monthly Distribution Fund	Dunham Floating Rate Bond Fund	Dunham High-Yield Bond Fund	Dunham International Opportunity Bond Fund	Dunham Dynamic Macro Fund	Dunham Alternative Strategy Fund	Dunham Appreciation & Income Fund	Dunham Large Cap Value Fund
Asset Allocation Risk						X
Call or Redemption Risk	X	X	X	X	X			X
Credit Risk	X	X	X	X	X	X		X
Currency Risk			X		X	X
Derivatives Risk		X	X		X	X
Distribution Policy Risk		X				X
Emerging Markets Risk					X	X	X
ETF Risk						X	X
ETN Risk						X
Foreign Investing Risk		X	X		X	X	X
Interest Rate Risk	X	X	X	X	X	X	X	X
Inverse ETF Risk						X
Large Cap Stock Risk									X
Leveraging Risk		X	X			X	X
Liquidity Risk		X	X	X	X	X		X
Lower-rated Securities Risk	X	X	X	X	X	X		X
Management Risk	X	X	X	X	X	X	X	X	X
Master Limited Partnerships (and Energy Sector) Risks
Merger and Event Driven Risk		X
Non-Diversification Risk					X		X
Portfolio Turnover Risk	X	X				X	X	X
Purchasing Put Options Risk		X
Prepayment Risk	X
Real Estate Industry Concentration Risk
Real Estate Investment Trust Risk (REIT)						X
Selling (Writing) Covered Call Options		X
Senior Bank Loans Risk	X		X
Short Selling Risk		X
Small and Medium Capitalization Risk		X				X		X
Stock Market Risk		X				X	X	X	X
Structured Notes					X
Tax Consequences		X

Risks	Dunham Alternative Income Fund	Dunham Focused Large Cap Growth Fund	Dunham Real Estate Stock Fund	Dunham International Stock Fund	Dunham Small Cap Value Fund	Dunham Emerging Markets Stock Fund	Dunham Small Cap Growth Fund
Call or Redemption Risk
Credit Risk
Currency Risk				X		X
Derivatives Risk				X
Distribution Policy Risk	X
Emerging Markets Risk				X		X
ETF Risk
Foreign Investing Risk	X	X		X		X
Interest Rate Risk
Large Cap Stock Risk		X
Leveraging Risk
Liquidity Risk	X		X	X	X	X	X
Lower-rated Securities Risk
Management Risk	X	X	X	X	X	X	X
Master Limited Partnerships (and Energy Sector) Risks	X
Merger and Event Driven Risk
Non-Diversification Risk	X	X	X
Portfolio Turnover Risk			X	X			X
Purchasing Put Options Risk
Prepayment Risk
Real Estate Industry Concentration Risk			X
Real Estate Investment Trust Risk (REIT)	X		X
Selling Covered Call Options
Senior Bank Loans Risk
Short Selling Risk
Small and Medium Capitalization Risk			X		X		X
Stock Market Risk	X	X	X	X	X	X	X
Structured Notes
Tax Consequences

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser's investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Call or Redemption Risk – As interest rates decline, issuers of high-yield bonds may exercise redemption or call provisions. This may force the Fund to redeem higher yielding securities and replace them with lower yielding securities with a similar risk profile. This could result in a decreased return.

Credit Risk – Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody's (Baa) and S&P (BBB) may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.  High-yield fixed-income securities (also known as "junk bonds") are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.  Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country re-issuing a new currency, effectively making the "old" currency worthless.

Derivatives Risk – When a Sub-Adviser uses margin, leverage, short sales or financial derivatives, such as options, futures and forward contracts, an investment in the Fund may be more volatile than investments in other mutual funds.  Derivatives may also be embedded in securities such convertibles which typically include a call option on the issuer's common stock.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.  Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, currency exchange rate or other measurement.  Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Distribution Policy Risk – The Fund's distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital.  Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund.  Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.  The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Emerging Markets Risks – In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

ETF Risk - The Fund invests in ETFs or other investment companies. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in common stocks.  You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses.  Additional risks of investing in ETFs are described below:

Each ETF is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices. ·

The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.

ETN Risk – The Fund may invest in ETNs, which are debt securities of an issuer whose returns are linked to a particular index.  ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk of the issuer.  The value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity.  When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity.  The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

Foreign Investing Risk – Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Inverse ETF Risk - The Fund engages in hedging activities by investing in inverse ETFs. Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse securities could cause the Fund to suffer significant losses.  The value of an inverse ETF may not track or correlate to the value of the security or portfolio it is intended to hedge. Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures.  The use of leverage by an ETF  increases risk to the Fund.  The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Large Cap Stock Risk - Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of large cap issuers may change as large cap investing style goes in and out of favor depending on a variety of political, regulatory, market, or economic developments.

Leveraging Risk – The Fund's use of leverage through futures, options, short positions, or inverse ETFs will magnify the Fund's gains or losses.  Futures require relatively small cash investment to control large amounts of derivatives, which magnifies gains and losses to the Fund.  Leveraging the Fund creates an opportunity for increased returns but, at the same time, creates special risk considerations.  For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Liquidity Risk – The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities.  For example, relatively few market makers characterize the secondary markets for high-yield debt securities, and the trading volume for high-yield debt securities is generally lower than that for higher-rated securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.  Less liquid secondary markets also may affect the Fund's ability to sell securities at their fair value. The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value.  If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid, and the proportion of the Fund's assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history.  As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries.  In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity.  Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity.  The chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

Management Risk – Each Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser's judgments about the attractiveness and potential appreciation of a security, whether selected under a "value", "growth" or other investment style, may prove to be inaccurate and may not produce the desired results.  The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Master Limited Partnerships (and Energy Sector) Risks – The Dunham Alternative Income Fund intends to invest in Master Limited Partnerships (“MLPs”).  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.  Additional risks include the following:  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.  To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.  Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.  Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs.  MLPs are also subject to risks that are specific to the industry they serve.  MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.  As a partnership, an MLP has no tax liability at the entity level.  Distributions paid by MLPs do not receive qualified dividend tax treatment; therefore any distributions paid by the MLPs held in the Fund may be taxed at rates higher than the current qualified dividend tax rate of 15%.  If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, as compared to an MLP that is not taxed as a corporation, likely causing a reduction in the value of Fund shares.

Merger and Event-Driven Risk – This is the risk of investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganizations carry more risk than investments in companies that are perceived to be in stable organizational situations.  The principal risk associated with expected, but not yet announced, reorganizations is that none will be forthcoming and the rate of return earned on an investment in such companies may be less than expected or negative. The principal risk associated with investments in publicly announced reorganizations is that the proposed reorganization may be renegotiated on less favorable terms, terminated or delayed which may cause the Fund to lose money or fail to achieved a desired rate of return.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk – The frequency of a Fund’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Prepayment Risk – Certain types of pass-through securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial payment of principal.  Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.  For example, when interest rates fall, principal will generally be paid off faster, since many homeowners will refinance their mortgages.

Purchasing Put Options Risk - When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised.

Real Estate Industry Concentration Risk – By concentrating in a single sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  When economic growth is slow, demand for property decreases and prices may decline.  Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

Real Estate Investment Trust Risk (REIT) – Equity REITs may be affected by any changes in the value of the properties owned and other factors, and their prices tend to go up and down.  A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties.  A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.  Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Selling (Writing) Covered Call Options – When the Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.  The Fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires). When a call option which the Fund has written is exercised, the Fund must deliver the security upon which the call is written.  This means that the Fund would be forced to deliver a security out of its portfolio and replace it, or purchase the same security on the open market for delivery. Under either scenario the Fund would face increased transaction costs because of its need to purchase securities, either for delivery to the party exercising the call option or to replace a security delivered to the other party out of its portfolio, subject to call options.  If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option.

There is no assurance that a liquid market will be available at all times for the Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for selling call options may decrease as a result of a number of factors, including changes in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.  The Fund incurs commission expenses when selling call options.

Senior Bank Loans Risk –    Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, a Fund may have difficulty collecting on any collateral. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. A Fund's access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  These aspects of short selling increase the costs to the Fund and will reduce its rate of return.  Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Small and Medium Capitalization Risk – The Fund's investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Structured Note Risk – The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or events that affect the industry.  In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  Structured notes may also be subject to counterparty risk.  The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Tax Consequences Risk – The Dunham Monthly Distribution Fund expects to generate a high level of premiums from its sale of call options.  These premiums typically result in short-term capital gains to the Fund for federal and state income tax purposes. Distributions of such short-term capital gains usually are taxable at the same rate as ordinary income to investors.  Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses.  Because the Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.  In addition, pursuant to its distribution policy, the Dunham Monthly Distribution Fund may make distributions that are treated as a return of capital.  Return of capital is the portion of a distribution that is the return of your original investment dollars in a Fund.  Return of capital reduces the cost basis of your shares and is not generally taxable to you.  If return of capital reduced your tax basis to zero, any further distribution would be taxable.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Dunham Funds' policies and procedures regarding the release of portfolio holdings information is available in the Dunham Funds' Statement of Additional Information.  The Fund may, from time to time, make available portfolio holdings information at www.dunham.com.  The Funds’ top ten holdings are posted to the website no sooner than ten days after the relevant month-end. The month-end and quarter-end complete portfolio holdings are generally posted to the website within 45 days following the end of each month/quarter and remain available until new information for the next month/quarter is posted.  Shareholders may request portfolio holdings schedules at no charge by calling toll free (888) 3DUNHAM (338-6426).

MANAGEMENT

INVESTMENT ADVISER

Dunham & Associates Investment Counsel, Inc., located at 10251 Vista Sorrento Parkway, San Diego, CA 92121, serves as the Funds' investment adviser (the "Adviser").  The Adviser's mailing address is P.O. Box 910309, San Diego, CA 92191.  The Adviser is a registered broker dealer and a registered investment adviser that provides investment advisory services to the Funds, separately managed accounts, pension and profit sharing plans.  As of June 30, 2014, the Adviser had approximately $1.03 billion of assets under management. The Adviser has overall supervisory responsibilities for the general management and investment of each Fund's securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

a)

Setting the Funds' overall investment objectives;

b)

Evaluating, selecting and recommending Sub-Advisers to manage the Funds' assets;

c)

Monitoring and evaluating the performance of Sub-Advisers, including their compliance with the investment objectives, policies, and restrictions of the Funds; and

d)

Implementing procedures to ensure that the Sub-Advisers comply with the Funds' investment objectives, polices and restrictions.

The Adviser, subject to the review and approval of the Board of Trustees, selects Sub-Advisers for each series of the Dunham Funds and supervises and monitors the performance of each Sub-Adviser.  The Adviser was granted an exemptive order (the "Order") from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend Sub-Advisory agreements with Sub-Advisers without obtaining shareholder approval.  A discussion regarding the basis of the Board of Trustees' approval or renewal of the investment advisory agreement with the Adviser and the Sub-Advisory agreement with each Sub-Adviser is available in the Dunham Funds' next annual or semiannual report to shareholders which follows within six months of each approval or renewal.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace Sub-Advisers or amend Sub-Advisory agreements, including fees (so long as the fees are within the range of fees previously approved by shareholders), without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The Adviser has entered into a Sub-Advisory agreement with each Sub-Adviser and the Dunham Funds on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund separately pays the Sub-Adviser a fulcrum fee.  The Adviser receives only its fixed portion of the management fee as approved by shareholders at a meeting held on February 22, 2008.  Effective September 1, 2006, each Fund's Sub-Adviser is compensated based on its performance and each Sub-Advisory agreement is a fulcrum fee arrangement.  Fulcrum fee arrangements are as follows:

Fund:	Current Management Fee Rates	Adviser's Portion	Sub-Adviser's Portion
Dunham Corporate/Government Bond Fund	0.65% – 0.95%	0.50%	0.15% - 0.45%
Dunham Monthly Distribution Fund*	0.90% – 1.90%	0.65%	0.25% - 1.25%
Dunham Floating Rate Bond Fund	0.80% – 1.20%	0.60%	0.20% - 0.60%
Dunham High-Yield Bond Fund	0.80% – 1.20%	0.60%	0.20% - 0.60%
Dunham International Opportunity Bond Fund	0.80% – 1.30%	0.60%	0.20% - 0.70%
Dunham Dynamic Macro Fund	1.05%-1.75%	0.65%	0.40%-1.10%
Dunham Alternative Strategy Fund	0.95% – 1.65%	0.65%	0.30% - 1.00%
Dunham Appreciation & Income Fund	0.85% – 1.35%	0.65%	0.20% - 0.70%
Dunham Large Cap Value Fund	0.65% – 1.51%	0.65%	0.00% - 0.86%
Dunham Alternative Income Fund	0.75% – 1.35%	0.65%	0.10% - 0.70%
Dunham Large Cap Growth Fund	0.75% – 1.45%	0.65%	0.10% - 0.80%
Dunham Focused Large Cap Growth Fund	0.75% – 1.23%	0.65%	0.20%-0.50%
Dunham Real Estate Stock Fund	0.75% – 1.35%	0.65%	0.10% - 0.70%
Dunham International Stock Fund	0.95% – 1.65%	0.65%	0.30% - 1.00%
Dunham Small Cap Value Fund	0.75% – 1.45%	0.65%	0.10% - 0.80%
Dunham Emerging Markets Stock Fund	0.75% – 1.55%	0.65%	0.10% - 0.90%
Dunham Small Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%

The Sub-Adviser's compensation may be lower pursuant to breakpoints should the Fund's assets exceed $500 million.

All of the Sub-Advisory fee rates are within the limits of the negotiable Sub-Advisory fee ranges pre-approved by shareholders of each Fund or Predecessor Fund, as applicable.

Fund:	Pre-Approved Negotiable Range of Sub-Advisory Fee Rates*	Sub-Advisory Fee Rates For Fiscal Year Ended October 31, 2013
Dunham Corporate/Government Bond Fund	0% - 0.70%	0.42%
Dunham Monthly Distribution Fund	0% - 1.50%	1.16%
Dunham Floating Rate Bond Fund	0% - 0.90%	N/A**
Dunham High-Yield Bond Fund	0% - 0.80%	0.26%
Dunham International Opportunity Bond Fund	0% - 0.95%	N/A**
Dunham Dynamic Macro Fund	0% - 1.50%	0.08%
Dunham Alternative Strategy Fund	0% - 1.50%	0.32%***
Dunham Appreciation & Income Fund	0% - 1.50%	0.21%
Dunham Large Cap Value Fund	0% - 1.00%	0.00%
Dunham Alternative Income Fund	0% - 1.50%	0.10%
Dunham Large Cap Growth Fund	0% - 1.10%	0.45%
Dunham Focused Large Cap Growth Fund	0% - 1.10%	0.28%
Dunham Real Estate Stock Fund	0% - 1.00%	0.19%
Dunham International Stock Fund	0% - 1.00%	0.91%
Dunham Small Cap Value Fund	0% - 1.50%	0.08%
Dunham Emerging Markets Stock Fund	0% - 1.20%	0.55%
Dunham Small Cap Growth	0% - 1.30%	0.14%

*

The range for Dunham High-Yield Bond Fund was approved by the initial Dunham High-Yield Bond Fund shareholder on July 1, 2005.  The range for the Dunham Monthly Distribution Fund was approved by the initial Dunham Monthly Distribution Fund shareholder on May 14, 2008.  The range for the Dunham Dynamic Macro Fund was approved by the initial Dunham Dynamic Macro Fund shareholder on April 29, 2010.  The range for the Dunham Focused Large Cap Growth Fund was approved by the initial Dunham Focused Large Cap Growth Fund shareholder on December 8, 2011. The range for the Dunham Alternative Strategy Fund was approved by the initial Dunham Alternative Strategy Fund shareholder on February 22, 2013. The range for the Dunham Alternative Income Fund was approved by the initial Dunham Alternative Income Fund shareholder on September 14, 2012.  The range for the Dunham Floating Rate Bond Fund was approved by the initial Dunham Floating Rate Bond Fund shareholder on November 1, 2013.  The range for the Dunham International Opportunity Bond Fund was approved by the initial Dunham International Opportunity Bond Fund shareholder on November 1, 2013.  All other ranges were approved by shareholders on August 26, 2005.

**The Dunham Floating Rate Bond Fund and the Dunham International Opportunity Bond Fund each commenced operations on November 1, 2013, and, therefore, were not operational during the fiscal year ended October 31, 2013.

*** For period from commencement of operations (February 22, 2013) through October 31, 2013.

Fulcrum Fees, Generally.  A fulcrum fee basically has two parts - the base fee and the performance fee.  In a typical fulcrum fee arrangement, the base fee is the pre-determined rate at which the Sub-Adviser is paid when its net performance is in line with that of the fund's benchmark.  The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with pre-determined rates of adjustment. In a fulcrum fee arrangement, a Sub-Adviser is rewarded for out-performance or penalized for under-performance in equal measure.  Depending on a fund's net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  This formula has matching maximum and minimum ranges in which the fees can be adjusted.  In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease.  The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or Sub-Adviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a Sub-Adviser more than the Base Fee, even though the performance of the fund is negative. This situation may occur when the performance of the benchmark is worse than the fund's net performance.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers. In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months. However, under each Dunham Fund's Sub-Advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance) to its Benchmark from inception of the contract to date, on the day of calculation.  In this manner, performance counts from the very first day of each Sub-Advisory agreement.

Each Fund's fulcrum fee will be calculated using an annual base Sub-Advisory fee rate of a specified amount of the average daily net assets of the Fund (the "Base Fee"), adjusted by the Fund's performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund's benchmark (the "Performance Fee").  Depending on the particular Sub-Advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee rate can vary anywhere from 0.00% (the "Minimum Fee") to twice the Base Fee (the "Maximum Fee").

During the first twelve months of each Fund's Sub-Advisory agreement, the Fund will accrue, on a daily basis, the Base Fee (using the average daily net assets for the month) adjusted by the Performance Fee (using average daily net assets since the inception of the Sub-Advisory agreement), as described in the preceding paragraph (the "Fulcrum Fee").  However, because each such Sub-Advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year, the Sub-Adviser in most cases will receive little or no compensation until the end of the first year.  At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee.  Beginning with the thirteenth month of operation under each Sub-Advisory agreement, the performance fee will be calculated daily and paid monthly based on the Fund's average daily net assets and performance versus the benchmark over the prior rolling twelve-month period while the base fee will be calculated using the average daily net assets for the most recent month.  In other words, after the initial twelve-month period, each Fund's fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry.  By virtue of using average daily net assets over a "rolling" 12-month period for purposes of calculating the Performance Fee, while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described in the table above if the average daily net assets do not remain constant during the rolling 12-month period. There are circumstances that can cause a Fulcrum Fee to be negative.  For example, if the Fund is significantly underperforming versus the Index and the Fund's net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate used to calculate the fee can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The following example illustrates the Fulcrum Fee methodology employed in each Sub-Advisory agreement.  In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%.  In addition, the example shows a null zone of plus or minus 0.25%, and the Sub-Advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark.  Each of these factors/rates/amounts will vary with each Sub-Advisory agreement.

SAMPLE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Dunham Asset Allocation Program: The Adviser is the sponsor of the Dunham Asset Allocation Program ("Program"), an advisory wrap programs using the Dunham Funds, N or A share classes. The Programs may be used by financial advisors to diversify client portfolios among the various asset classes represented by the Dunham Funds.

The Adviser may take a portion of the revenues from wrap fees it receives from the Program and reimburse certain non-affiliated financial advisors for their product marketing and business development efforts. These reimbursements are from 0.05% to 0.25% a year, depending on the dollar amount of client assets in the Dunham Funds Class N shares.  The adviser also sponsors due diligence trips and conferences designed to enhance the financial advisor's understanding of the offerings.  Certain costs associated with attendance at these meetings may be paid by the adviser.

The Adviser also supports industry conferences and sponsors educational events attended by clients of the financial advisors as well as the financial advisors themselves.

SUB-ADVISERS AND SUB-ADVISER PORTFOLIO MANAGERS

The Sub-Advisory fee rates earned by each Sub-Adviser for the fiscal year ended October 31, 2013 are presented in the table above in the column entitled "Sub-Advisory Fee Rates For Fiscal Year Ended October 31, 2013."  The Funds' SAI provides additional information about each portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

Dunham Corporate/Government Bond Fund

Newfleet Asset Management LLC ("Newfleet"), an investment management firm located at 100 Pearl Street, Hartford, Connecticut, 06103, founded in 1989, serves as the Sub-Adviser to the Dunham Corporate/Government Bond Fund.  Virtus Investment Partners, Ltd. owns 100% of Newfleet.  As of December 31, 2013, Newfleet had approximately $12.4 billion in assets under management for a national and international client base including individuals and institutions.

The Dunham Corporate/Government Bond Fund is managed by a management team consisting of portfolio managers and analysts. Christopher J. Kelleher and David L. Albrycht share responsibility for the day-to-day management of the Fund.

Christopher J. Kelleher, CFA, CPA

Managing Director and Senior Portfolio Manager

Christopher Kelleher is a Managing Director and Senior Portfolio Manager at Newfleet.  Mr. Kelleher has more than 25 years of investment experience in all bond market sectors, including both publicly traded and private placements.  Prior to joining Newfleet in 2012, Mr. Kelleher had been retired from Goodwin Capital Advisers where he was senior managing director and senior portfolio manager from 1997 through January 2011.  From 1983 through 1997, he was an investment officer with Phoenix Life insurance Company.

David L. Albrycht, CFA

President and Chief Investment Officer

David Albrycht is President and Chief Investment Officer of Newfleet.  Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers.  He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Dunham Monthly Distribution Fund

Westchester Capital Management, LLC ("Westchester"), located at 100 Summit Lake Drive, Valhalla, New York 10595, serves as the Sub-Adviser to the Dunham Monthly Distribution Fund.  Westchester is an independent investment management firm specializing in equity strategies that include investing in companies involved in mergers and acquisitions.  As of December 31, 2013, it had approximately $5.4 billion in assets under management including assets of other mutual funds.

Roy Behren and Michael T. Shannon form the portfolio management team and share equally in the investment management duties and responsibility for the day-to-day management of the Fund's equity and option portfolio.

Roy Behren

Lead Portfolio Manager

Roy D. Behren came to Westchester in 1994 after working as an enforcement attorney for the U.S. Securities and Exchange Commission.  From 1994 to 2007 he served as a Research Analyst and began serving as a Portfolio Manager in 2007.  After earning a B.S. in Economics at The Wharton School, he received a J.D. degree from the University of Miami Law School and an LL.M. degree in corporate law from the New York University School of Law.  He then joined the SEC's New York Regional Office, where he worked as an enforcement attorney for seven years prior to starting his investment career at Westchester.  From 2004 through 2006, Mr. Behren served as a member of Redback Networks' (an internet equipment and service provider) Board of Directors and its Audit Committee.  He is a portfolio manager and is currently the Chief Compliance Officer for Westchester, The Merger Fund and The Merger Fund VL.

Michael T. Shannon, CFA

Portfolio Manager

Michael T. Shannon began serving as a Portfolio Manager for Westchester in 2007. Prior to 2007, he was a Senior Vice President for mergers and special situations at D.E. Shaw & Co. from 2005 to 2006.  From 1996 to 2005, Mr. Shannon served as Director of Research for Westchester.  After earning a B.S. in Finance from Boston College in 1988, he joined J.P. Morgan where he worked as an investment banker in the mergers and acquisitions department until 1996.  Mr. Shannon is a member of the New York Society of Security Analysts and the CFA Institute and holds the Chartered Financial Analyst designation.

Dunham Floating Rate Bond Fund

Newfleet Asset Management LLC ("Newfleet"), an investment management firm located at 100 Pearl Street, Hartford, Connecticut 06103, founded in 1989, serves as the Sub-Adviser to the Dunham Floating Rate Bond Fund.  Virtus Investment Partners, Ltd. owns 100% of Newfleet.  As of December 31, 2013, Newfleet had approximately $12.4 billion in assets under management for a national client base including individuals and institutions.

The Portfolio Managers of Newfleet who share primary responsibility for the day-to-day management of the Dunham Floating Rate Bond Fund are David L. Albrycht, Kyle A. Jennings, and Francesco Ossino.

David L. Albrycht, CFA

President and Chief Investment Officer

Mr. Albrycht is president and chief investment officer of Newfleet.  Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary.  Mr. Albrycht joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Kyle A. Jennings, CFA

Senior Managing Director, Head of Credit Research

Mr. Jennings has been a member of Newfleet’s corporate credit research team since 1998 and currently covers the gaming, healthcare, and automotive industries.  Mr. Jennings is also a member of the team that formulates the leveraged finance strategy for the multi-sector fixed income strategies.

Francesco Ossino

Senior Managing Director and Senior Portfolio Manager

Francesco Ossino is senior managing director, senior portfolio manager, and sector head of the bank loan asset class at Newfleet. Prior to joining Newfleet in 2012, Mr. Ossino worked at Hartford Investment Management as a bank loan portfolio manager from 2004 to 2012, primarily focused on mutual fund portfolios and a commingled bank loan portfolio for institutional investors.

Dunham High-Yield Bond Fund

PENN Capital Management Co., Inc. ("PENN"), Navy Yard Corporate Center, Three Crescent Drive, Suite 400, Philadelphia, PA 19112, serves as the Sub-Adviser for the Dunham High-Yield Bond Fund.  PENN specializes in offering investment advisory services focused on fundamental, bottom-up research on the universe of high yield and small capitalization companies to high net-worth individuals and institutional investors.  Founded in 1987, the Sub-Adviser had approximately $7.6 billion under management, as of December 31, 2013.

Bond selection for the Dunham High-Yield Bond Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham High-Yield Bond Fund are Richard A. Hocker and Peter R. Duffy.

Richard A. Hocker, CIO

Founder, Chief Investment Officer and Chief Executive Officer

Mr. Hocker serves as the Chief Investment Officer of PENN Capital Management. Mr. Hocker has over 30 years of institutional investment experience. Since inception of the firm in November 1987, Mr. Hocker has served as Chief Investment Officer and Senior Portfolio Manager guiding policy development and the future direction of PENN's high yield bond and equity strategies. Additionally, Mr. Hocker is a member of the Executive Committee and Chairman of the Investment Committee.

Peter R. Duffy, CFA

Portfolio Manager and Partner

Mr. Duffy began his career at PENN Capital Management in October 2006. From 2000 to 2006, Mr. Duffy was a Director and Sector Specialist for Deutsche Asset Management's $4 billion global high-yield debt team. Previously, Mr. Duffy served as a finance manager for mergers and acquisitions at GE Capital and as a senior management consultant at Arthur Andersen LLP. Mr. Duffy received a BS in Finance, Summa Cum Laude, from Villanova University and an MBA from The Wharton School of the University of Pennsylvania.

Dunham International Opportunity Bond Fund

Rogge Global Partners PLC (“Rogge”), located at 56 Victoria Embankment, London, is a United Kingdom public limited company. Rogge serves as the Sub-Adviser to the Dunham International Opportunity Bond Fund. Rogge was founded in 1984 by Olaf Rogge and was one of the first specialist investment companies to offer dedicated global fixed income management to institutional investors around the world. As of December 31, 2013 Rogge had $58.6 billion in assets under management.

The Fund’s portfolio is managed by a team consisting of portfolio managers, analysts and other investment professionals.  The team, which has primary responsibility for the day-to-day management of the Fund’s portfolio, is led by Olaf Rogge. The other members of the team are John Graham, Jonathan Griggs, Julian Le Beron, James Lindsay-Fynn, Malie Conway, Annabel Rudebeck, Dr. Michael Ganske, Jana Velebova and David Newman.

Olaf Rogge

CEO, Co-Chief Investment Officer, Senior Partner, Portfolio Manager

Mr. Rogge founded Rogge in 1984 and has been a lead portfolio manager for the Dunham International Opportunity Bond Fund since its inception in November 2013.

David Jacob, CFA

Co-Chief Investment Officer, Chief Executive Officer

Mr. Jacob joined Rogge in January 2014 and is currently a Co-Chief Investment Officer and the Chief Executive Officer. Prior to joining Rogge, Mr. Jacob served as the Chief Investment Officer at Henderson Global Investors since 2005.  Mr. Jacob has been a member of the portfolio management team for the Dunham International Opportunity Bond Fund since January 2014.

John Graham

Senior Partner, Portfolio Manager

Mr. Graham joined Rogge in 1994 and is currently a senior partner and portfolio manager. Mr. Graham has been a member of the portfolio management team for the Dunham International Opportunity Bond Fund since its inception in November 2013.

Jonathan Griggs

Senior Portfolio Manager

Mr. Griggs joined Rogge in October 2013 and is currently a Senior Portfolio Manager. Prior to joining Rogge, Mr. Griggs served as Head of Currency Management at J.P. Morgan Asset Management since 1999.  Mr. Griggs has been a member of the portfolio management team for the Dunham International Opportunity Bond Fund since its inception in November 2013.

Julian Le Beron, CFA

Senior Partner, Portfolio Manager

Mr. Le Beron joined Rogge in September 2011 and serves as the Head of Developed Markets management. Prior to joining Rogge, Mr. Le Beron served as a global government debt portfolio manager at J.P. Morgan Investment Management, Inc. since November 2007. Mr. Le Beron has been a member of the portfolio management team for the Dunham International Opportunity Bond Fund since its inception in November 2013.

James Lindsay-Fynn

Portfolio Manager

Mr. Lindsay-Fynn joined Rogge in October 2010 and serves as a portfolio manager for developed market debt. Prior to joining Rogge, Mr. Lindsay-Fynn served as an associate director of high-yield sales at Evolution Securities Limited since October 2009. Prior to joining Evolution Securities Limited, Mr. Lindsay-Fynn served as a portfolio manager at GAM London Limited since January 2009. Prior to his role at GAM London Limited, Mr. Lindsay Fynn served as a vice president in credit sales at Bank of America, N.A. since March 2002. Mr. Lindsay-Fynn has been a member of the portfolio management team for the Dunham International Opportunity Bond Fund since its inception in November 2013.

Malie Conway

Senior Partner, Head of Global Credit Portfolio Manager

Ms. Conway joined Rogge in 1998 as a portfolio manager in charge of global credit. Ms. Conway has been a member of the portfolio management team for the Dunham International Opportunity Bond Fund since its inception in November 2013.

Annabel Rudebeck

Senior Partner, Portfolio Manager

Ms. Rudebeck joined Rogge in 2004 as a portfolio manager in charge of investment-grade credit. Ms. Rudebeck has been a member of the portfolio management team for the Dunham International Opportunity Bond Fund since its inception in November 2013.

Dr. Michael Ganske, CFA

Head of Emerging Markets Portfolio Manager

Dr. Ganske joined Rogge in May 2013 and serves as the Head of Emerging Markets management. Prior to joining Rogge, Dr. Ganske served as the Divisional Head of Emerging Markets Research at Commerzbank AG since September 2007. Dr. Ganske has been a member of the portfolio management team for the Dunham International Opportunity Bond Fund since its inception in November 2013.

Jana Velebova, CFA

Partner, Emerging Markets Portfolio Manager

Ms. Velebova joined Rogge in July 2011 and serves as portfolio manager in charge of emerging markets debt. Prior to joining Rogge, Ms. Velebova served as a deputy portfolio manager focusing on emerging markets debt at Threadneedle Asset Management, Ltd. since April 2008. Ms. Velebova has been a member of the portfolio management team for the Dunham International Opportunity Bond Fund since its inception in November 2013.

David Newman

Senior Partner, Head of Global High-Yield Portfolio Manager

Mr. Newman joined Rogge in July 2009 and serves as the Head of Global High-Yield debt. Prior to joining Rogge, Mr. Newman served as a managing director and Head of Fixed Income Credit Research at Citibank, N.A. since November 2007. Mr. Newman has been a member of the portfolio management team for the Dunham International Opportunity Bond Fund since its inception in November 2013.

Dunham Dynamic Macro  Fund

Mellon Capital Management Corporation (“Mellon”) is an investment management firm located at 50 Fremont Street, Suite 3900, San Francisco, California 94102. Mellon had approximately $370,344,871 in assets under management as of September 30, 2014.

Investment decisions for the Fund are made by Mellon’s Global Assset Allocation Team, consisting of Vassilis Dagioglu, James H. Stavena, and Torrey Zaches, who share primary responsibility for the day-today management of the Dunham Dynamic Macro Fund.  Messrs. Dagioglu and Stavena are Managing Directors and have served at the Sub-Adviser since 1999 and 1998, respectively.  Mr. Zaches is a Director and has served at the Sub-Adviser since 1998.

Vassilis Dagioglu

Managing Director, Head of Asset Allocation Portfolio Management

Mr. Dagioglu joined Mellon in 1999 and is a Managing Director and Head of Asset Allocation Portfolio Management.  Mr. Dagioglu leads a team of portfolio managers responsible for the implementation of Mellon's asset allocation strategies.

James Stavena

Managing Director, Asset Allocation

Mr. Stavena joined Mellon in 1998 and is a Managing Director, Asset Allocation. Mr. Stavena is a key contributor to the development, refinement, and risk management of all asset allocation investment strategies and signals at Mellon.

Torrey Zaches

Director, Asset Allocation

Mr. Zaches, a Director, joined Mellon in 1998 and participates as a member of the asset allocation investment team.

Dunham Alternative Strategy Fund

Market Concepts, LLC (dba as “mConcepts”), a Virginia Limited Liability Company formed in 2009, serves as the Sub-Adviser to the Dunham Alternative Strategy Fund.  mConcepts, located at 1649 Brandywine Drive, Charlottesville, VA 22901, had approximately $26.9 million in assets under management as of December 31, 2013.

Security selection for the Dunham Alternative Strategy Fund is made by a team that consists of two Portfolio Managers.  The Portfolio Managers of mConcepts who are primarily responsible for the day-to-day management of the Dunham Alternative Strategy Fund are Douglas A. Stewart and Joseph McDonald.

Douglas A. Stewart

Portfolio Manager

Douglas A. Stewart is a Portfolio Manager of mConcepts, the Dunham Alternative Strategy Fund's Sub-Adviser.  Mr. Stewart entered the financial services field in 1996 with Primerica Financial Services, a division of Travelers.  In 1998 he moved to Nations Bank as a Regional Banker.  After investing 3 years in banking and insurance, Mr. Stewart joined Scott & Stringfellow in 1999 and began focusing on stock market analysis.  In 2003 he became an Independent Advisor with Pro-Integrity Securities, which was purchased by Williams Financial Group in 2005.  In July 2007, Mr. Stewart opened mConcepts (formerly Sherwood Forest Capital Management, LLC). Mr. Stewart possesses his Series 7 and holds a BA in Education from Virginia Commonwealth University.

Joseph McDonald

Co-Portfolio Manager

Joseph McDonald is a Co-Portfolio Manager of mConcepts, the Fund’s Sub-Adviser. In July 2008, Mr. McDonald joined mConcepts.  Prior to joining mConcepts, Mr. McDonald served from 2006 to 2008 as a Capital Markets Research Analyst and member of the Investment Committee and Research Committee at Cary Street Partners, a SEC registered investment advisory firm.  From 2005 to 2006, Mr. McDonald was employed by INGENCO Wholesale Energy as part of the dispatch team, selling electricity into the PJM Interconnection Market. Mr. McDonald possesses his Series 6 and holds a BS in Finance from Virginia Commonwealth University.

Sub-Adviser Prior Performance – Separate Accounts

The Sub-Adviser has been managing client accounts using the mConcepts Strategy since April 1, 2007.  This strategy employs principal investment strategies, objectives and policies substantially similar to those used by the Sub-Adviser in managing the Fund.  The performance information below shows the past performance of the Sub-Adviser in managing all client accounts using its mConcepts Strategy (the “mConcepts Strategy Composite”).  The performance information, which includes all substantially similar accounts, is provided to show the past performance of those client accounts as measured against the specified market index.  The performance of the client accounts does not represent the historical performance of the Fund and should not be considered indicative of future performance of the accounts or the Fund.  Future results will differ from past results because of differences in future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things.  (These differences do not alter the conclusion that the accounts are substantially similar.) In addition, the mConcepts Strategy Composite accounts are not subject to certain investment limitations and other restriction imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the mConcepts Strategy Composite during the periods shown.  Performance of the Fund for future periods will definitely vary, and some months and some quarters may result in negative performance; indeed, some future years may have negative performance.

The Sub-Adviser provided the information shown below and calculated the performance information. The returns shown include realized and unrealized gains plus income, including accrued income.  These returns are presented net of actual fees.  They have not been adjusted to reflect the expenses of the shares of the Fund, which are higher than the expenses of the mConcepts Strategy Composite accounts.  Results include the reinvestment of dividends and capital gains.  Returns from cash and cash equivalents in the accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.  The mConcepts Strategy Composite were valued on a daily basis.

mConcepts Composite vs. Benchmark

Growth of $1,000 (Inception 4/2007)

Average Annual Total Return

	1 Year	5 Years	Since Inception (4/1/2007-12/31/2013)
mConcepts Composite	1.19%	0.44%	5.57%
CS Managed Futures Liquid Index	7.48%	-0.05%	4.57%

The Credit Suisse Managed Futures Liquid Index allocates assets among four major asset classes (equities, fixed-income, commodities and currencies) represented by 18 trading vehicles using a methodology that, in part, seeks to replicate a managed futures strategy that historically has produced gains during periods of rising and declining markets.  The performance information shown for the Credit Suisse Managed Futures Liquid Index includes hypothetical performance prior to January 2011, and actual performance data from February 2011 through December 31, 2013.  Unlike a mutual fund, it also does not reflect any trading costs or management fees.  Investors cannot invest directly in an index.

Dunham Appreciation & Income Fund

PENN Capital Management Co., Inc. (“PENN”), Navy Yard Corporate Center, Three Crescent Drive, Suite 400, Philadelphia, PA 19112, serves as the Sub-Adviser for the Dunham High-Yield Bond Fund. PENN specializes in offering investment advisory services focused on fundamental, bottom-up research on the universe of high-yield and small capitalization companies to high net-worth individuals and institutional investors. Founded in 1987, the Sub-Adviser had approximately $7.6 billion under management, as of December 31, 2013. Security selection for the Dunham Appreciation & Income Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Appreciation & Income Fund are Richard A. Hocker, Joseph Maguire, and Steven Civera.

Richard A. Hocker

Founder, Chief Investment Officer and Chief Executive Officer

Richard A. Hocker founded PENN in 1987 and serves as Chief Investment Officer and Chief Executive Officer, with oversight responsibility for PENN’s overall portfolio strategies.  Mr. Hocker’s investment experience spans over forty years.  Previously, Mr. Hocker was a Partner with Delaware Investment Advisors (1977-1987), and also founded Covenant Bank, which was acquired by Wachovia Corporation.  Mr. Hocker received his B.S. and M.B.A. from the Kogod School of Business, American University.

Steven E. Civera, CFA

Portfolio Manager

Mr. Civera joined PENN in 2010.  Previously, Mr. Civera was with AlphaOne Capital Partners, The Center for Financial Research and Analysis, and Global Capital Management.  Mr. Civera received a B.S.B.A. in Accounting from Bucknell University, and an M.B.A. from Loyola College in Maryland.

Joseph C. Maguire, CFA

Partner and Senior Portfolio Manager

Mr. Maguire joined PENN in 2005.  Previously, Mr. Maguire was with Acquisition Services, LLP and PricewaterhouseCoopers LLP.  Mr. Maguire received a B.B.A from The College of William & Mary and an M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill.

Dunham Large Cap Value Fund

C.S. McKee, L.P. ("C.S. McKee"), a 100% employee owned firm located at One Gateway Center, 8th Floor, Pittsburgh, Pennsylvania, 15222, founded in 1931, serves as the Sub-Adviser to the Dunham Large Cap Value Fund.  The Sub-Adviser offers investment management of equity, fixed income, and balanced portfolios to high net-worth individuals and institutional investors.  As of December 31, 2013, it had approximately $12.6 billion in assets under management.

Stock selection for the Dunham Large Cap Value Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Large Cap Value Fund are Gregory M. Melvin and Robert A. McGee.

Gregory M. Melvin, CFA, CFP

Executive Vice President and Chief Investment Officer

Mr. Melvin, who joined C.S. McKee in 2000, is the Chairman of the Investment Policy Committee.  He has the overall responsibility for client portfolios and the investment process at C.S. McKee.

Robert A. McGee, CFA

Senior Vice President and Portfolio Manager, Equities

Mr. McGee joined C.S. McKee in 2000.  He is responsible for portfolio management of core and value equity portfolios.

Dunham Alternative Income Fund

Harbor Springs Financial Management, LLC, an Indiana Limited Liability Company formed in 2012, serves as the Sub-Adviser to the Dunham Alternative Income Fund.  Harbor Springs manages equity investments, primarily for high net worth individuals, pension and profit sharing plans, banks, and other institutional investors.  Harbor Springs, which is located at Suite 903, 202 S. Michigan Street, South Bend, Indiana  46601, had approximately $31.4 million in assets under management as of December 31, 2013.  Security selection for the Dunham Alternative Income Fund is made by a team that consists of a portfolio manager and an analyst.  The portfolio manager of Harbor Springs who is primarily responsible for the day-to-day management of the Dunham Alternative Income Fund is Al Brasseur.

Al Brasseur

President and Portfolio Manager

Mr. Brasseur founded Harbor Springs in 1994 (then a sole proprietorship of Mr. Brasseur doing business as Harbor Springs Financial Management).  Mr. Brasseur has a Masters of Science in Business and Bachelors of Science in Business from Indiana University. Mr. Brasseur is also a registered representative of Berthel Fisher & Company Financial Services, Inc., (“BFCFS”), a registered broker dealer and member of FINRA/SIPC. Harbor Springs is independent of BFCFS. Mr. Brasseur provides investment advisory services and portfolio management for the Fund through Harbor Springs.

Dunham Focused Large Cap Growth Fund

The Ithaka Group, LLC ("Ithaka"), a Delaware Limited Liability Company founded in 2008, serves as the Sub-Adviser to the Dunham Focused Large Cap Growth Fund.  Ithaka manages equity investments, primarily for high net worth individuals, pension and profit sharing plans, banks, and other institutional investors.  Ithaka, which is located at Suite 240, 3 Bethesda Metro Center, Bethesda, Maryland 20814, had approximately $572 million in assets under management as of December 31, 2013.

Security selection for the Dunham Focused Large Cap Growth Fund is made by a team that consists of portfolio managers and analysts.  The portfolio managers of the Ithaka team who are primarily responsible for the day-to-day management of the Dunham Focused Large Cap Growth Fund are William L. Johnson and Scott O'Gorman, Jr.

William L. Johnson

CEO, CIO and Portfolio Manager

Mr. Johnson is a co-founder of Ithaka.  Prior to co-founding Ithaka, Mr. Johnson was a Managing Director and Senior Portfolio Manager at Sands Capital Management, which he co-founded in 1992.  He spent the majority of his time managing portfolios, researching companies and searching for new investment ideas, having a strong influence on many of the purchase and sale decisions.  Mr. Johnson has a B.A. in political science from DePauw University.

Scott O'Gorman, Jr., CFA

President and Portfolio Manager

Prior to co-founding Ithaka, Mr. O'Gorman was a Managing Director and Senior Portfolio Manager at Sands Capital Management, which he joined in 1999. His duties included portfolio management, equity research, client service and marketing. Mr. O'Gorman holds a B.A. in economics from Yale University and an M.B.A. from Columbia University.

The Sub-Adviser has been managing client accounts using the "Ithaka Growth Portfolio" strategy since December 31, 2008.  This strategy employs principal investment strategies, objectives and policies substantially similar to those used by the Sub-Adviser in managing the Fund.  The performance information below shows the past performance of the Sub-Adviser in managing client accounts using the Ithaka Growth Portfolio.  The performance information, which includes all substantially similar accounts, is provided to show the past performance of those client accounts as measured against the specified market index.  The performance of the client accounts does not represent the historical performance of the Fund and should not be considered indicative of future performance of the accounts or the Fund.  Future results will differ from past results because of differences in future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things.  These differences do not alter the conclusion that the accounts are substantially similar. In addition, the client accounts are not subject to certain investment limitations and other restriction imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Ithaka Growth Portfolio accounts during the periods shown.  Performance of the Fund for future periods will definitely vary, and some months and some quarters may result in negative performance; indeed, some future years may have negative performance.

The Sub-Adviser provided the information shown below and calculated the performance information. The returns shown include realized and unrealized gains plus income, including accrued income.  These returns are presented net of actual fees.  They have not been adjusted to reflect the expenses of the shares of the Fund, which are higher.  Results include the reinvestment of dividends and capital gains.  Returns from cash and cash equivalents in the accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.  The client accounts were valued on a daily basis.

Sub-Adviser Prior Performance – Separate Accounts

Growth of $1,000 Investment - (Unaudited)

Average Annual Total Return

	1 Year	5 Years	Since Inception (1/1/2009-12/31/2013)
Growth Portfolio Composite	40.30%	23.83%	23.83%
Russell 1000 Growth Index	33.48%	20.39%	20.39%

The inception date for the Ithaka Growth Portfolio Composite is December 31, 2008. The Russell 1000 Growth Index is an unmanaged index consisting of 1,000 stocks chosen for their market size, liquidity and industry group representation, and generally have higher price-to-book ratios and higher forecasted growth values than the Russell 1000 Index.  Unlike a mutual fund, it also does not reflect any trading costs or management fees.  Investors cannot invest directly in an index.

Dunham Real Estate Stock Fund

Cornerstone Real Estate Advisers LLC (“Cornerstone”), located at One Financial Plaza, Hartford, CT 06103-2604, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.  Established in 1994, Cornerstone provides investment management and advisory services relating to investments in real estate. Cornerstone had $42.8 billion in assets under management as of December 31, 2013.

Scott C. Westphal CPA, CFA

Managing Director, Portfolio Manager

Mr. Westphal, who joined Cornerstone in 1999, is a Managing Director and Portfolio Manager at Cornerstone.  Mr. Westphal serves as the portfolio manager for the Dunham Real Estate Stock Fund and shares primary responsibility for the day-to-day investment decisions for the Fund.

Dunham International Stock Fund

Arrowstreet Capital, Limited Partnership ("Arrowstreet"), located at 200 Clarendon Street, Floor 30, Boston, Massachusetts 02116, is the Sub-Adviser to the Dunham International Stock Fund.  The Sub-Adviser specializes in offering global equity investment strategies and asset management to institutional investors.  Founded in 1999, it had approximately $50.1 billion in assets under management as of December 31, 2013.

The Dunham International Stock Fund is managed by a team of investment professionals who share responsibility for the day-to-day management of the Fund.

Peter Rathjens, Ph.D.

Chief Investment Officer

Dr. Rathjens has served as Chief Investment Officer at Arrowstreet since 1999. Dr. Rathjens has the overall responsibility for Arrowstreet's investment products and chairs the firm's Investment Committee. Prior to joining Arrowstreet, Dr. Rathjens oversaw all of PanAgora Asset Management's investment strategies, with particular responsibility for the global strategies, including Global Asset Allocation, International Equities, and Emerging Market Equities.

John Capeci, Ph.D.

Partner, Portfolio Management

Dr. Capeci currently serves as a Portfolio Manager of Arrowstreet and holds a seat on the firm’s Investment Committee. He has held these positions since September 1999. Dr. Capeci helps oversee all elements of Arrowstreet's portfolio management and production processes, including incorporating new research and implementation initiatives.  Prior to joining Arrowstreet, Dr. Capeci oversaw PanAgora Asset Management's quantitative research program and supervised an internal research staff responsible for the development and refinement of PanAgora's forecasting models.

Manolis Liodakis, Ph.D.

Partner, Portfolio Management

Dr. Liodakis currently serves as a Portfolio Manager of Arrowstreet and holds a seat on the firm’s Investment Committee. He has held these positions since August 2012. Dr. Liodakis is responsible for many of the functions associated with the day to day implementation of Arrowstreet’s investment strategies. Prior to Arrowstreet, Dr. Liodakis served in various roles at Citadel Asset Management most recently as Managing Director, Global Equities Hybrid Strategies.

Tuomo Vuolteenaho, Ph.D.

Co-Director of Research

Dr. Vuolteenaho has served as Co-Director of Research since joining Arrowstreet in 2005 and holds a seat on the firm’s Investment Committee. Dr. Vuolteenaho is primarily responsible for Arrowstreet's research agenda, focusing on new signals and strategies based on both academic public-domain and proprietary quantitative research. Prior to joining Arrowstreet, Dr. Vuolteenaho held a position as an Associate Professor of Economics at Harvard University while simultaneously serving as a Faculty Research Fellow at the National Bureau of Economic Research.

Dunham Small Cap Value Fund

Piermont Capital Management, LLC (“Piermont”), a Delaware limited liability company located at 530 Maryville Centre Drive, Suite 230, St. Louis, MO 63141, serves as the Sub-Adviser to the Dunham Small Cap Value Fund.  Piermont offers investment advisory and Sub-Advisory services to pension and profit sharing plans, mutual funds, and other institutional investors, and had approximately $209 million in assets under management as of December 31, 2013.

Stock selection for the Dunham Small Cap Value Fund is made by a team of portfolio managers, John S. Albert, CFA and Kevin A. Finn, CFA, who share primary responsibility for the day-to-day management of the Dunham Small Cap Value Fund.

John S. Albert, CFA

Portfolio Manager

John S. Albert is a founding member of Piermont and a member of Piermont’s Investment Committee.  Mr. Albert joined in Piermont in May 2005.

Kevin A. Finn, CFA

Portfolio Manager

Kevin A. Finn is a founding member of Piermont and a member of Piermont’s Investment Committee.  Mr. Finn joined in Piermont in June 2005.

Dunham Emerging Markets Stock Fund

Bailard, Inc. (“Bailard”), a California corporation, located at 950 Tower Lane, Suite 1900, Foster City, CA 94404, serves as the Sub-Adviser to the Dunham Emerging Markets Stock Fund.  Bailard offers investment advisory and Sub-Advisory services to separate account institutional clients, pooled investment vehicles, and high net worth individuals, and had approximately $2.3 billion in assets under management as of December 31, 2013.

Stock selection for the Dunham Emerging Markets Stock Fund is made by a team of portfolio managers, Anthony R. Craddock, Eric P. Leve, CFA, and Peter M. Hill, who are share primary responsibility for the day-to-day management of the Dunham Emerging Stock Fund.

Anthony R. Craddock

Senior Vice President

Mr. Craddock, a member of Bailard’s international equity team, joined Bailard in 1997.

Eric P. Leve, CFA

Executive Vice President and Chief Investment Officer

Mr. Leve joined in Bailard in 1987 and currently serves as the firm’s Chief Investment Officer and is a senior member of the firm’s international equity team.

Peter M. Hill

Chairman and Chief Executive Officer

Mr. Hill is a member of the Bailard REIT Board of Directors and co-portfolio manager of the Bailard international equity strategy. Prior to assuming his current position, Mr. Hill was Bailard’s Chief Investment Officer for 13 years.  Mr. Hill joined Bailard in 1985.

Dunham Small Cap Growth Fund

Pier Capital, LLC ("Pier Capital"), 600 Summer Street Suite 203, Stamford, Connecticut, 06901, established in 1987, serves as the Sub-Adviser to the Dunham Small Cap Growth Fund.  Pier Capital specializes in managing small and cap growth equity portfolios for institutional clients.  Pier Capital, formerly known as SEB Asset Management America Inc. (“SEB”), had $766 million in assets under management as of December 31, 2013.

Stock selection for the Dunham Small Cap Growth Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are primarily responsible for the day-to-day management of the Dunham Small Cap Growth Fund are Jan. E. Parsons and Alex Yakirevich.

Jan E. Parsons

Partner, Chief Investment Officer

Mr. Parsons has been with Pier Capital since 1987 as the Chief Equity Investment Officer

Alex Yakirevich

Portfolio Manager

Mr. Yakirevich has been with Pier Capital since he joined as an analyst in 2004.

HOW SHARES ARE PRICED

Each Fund's net asset value ("NAV") for each class of shares is calculated on each day that the New York Stock Exchange is open.  The NAV is the value of a single share of a Fund.  The NAV is calculated for each Fund at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time.  The NAV is determined by subtracting the total of a Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding.  The value of a Fund's total assets is generally based on the market value of the securities that the Fund holds.  Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Certain short-term securities are valued on the basis of amortized cost. If market values are not available, the Adviser will determine the fair value of securities using procedures that the Board of Trustees has approved.  The Adviser also may fair value securities whose values may be materially affected by events occurring after the closing of a foreign market but before the close of business of the New York Stock Exchange.  In some cases, particularly with thinly traded securities like small cap stocks and junk bonds, the adviser may determine that a price is stale.  In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

The securities markets on which the foreign securities owned by a Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of a Fund's shares may change on days when shareholders are not able to purchase or redeem shares of the Fund.  In computing the NAV of each Fund, a Fund will value any foreign securities held at the closing price on the exchange on which they are traded or if the close of the foreign exchange occurs after 4:00 p.m. Eastern time, a snapshot price will be used.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at the London market close.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Trustees.

HOW TO PURCHASE SHARES

ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAMS

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

Types of Accounts

You may buy shares of a Fund at the Fund's NAV, next determined after you place your order.  If you are making an initial investment in the Funds, you will need to open an account.  You may establish the following types of accounts:  Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

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Individual or Joint Ownership.  One person owns an individual account while two or more people own a joint account.  We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners.  However, we will require each owner's medallion signature guarantee for any transaction requiring a medallion signature guarantee.

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Custodial Accounts.  A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor.  To open an UGMA or UTMA account, you must include the minor's social security number on the application.

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Trust.  A trust can open an account.  You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

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Business Accounts.  Corporations, partnerships and other legal entities also may open an account.  A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans also may be tax deductible.  The types of tax-deferred accounts that may be opened are described below.  Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

•

Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan.  Your financial consultant can help you determine if you are eligible.  Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying spouse.

•

Traditional and Roth IRAs. Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,000 or 100% of compensation in 2013.  In addition, IRA holders' age 50 or older may contribute $1,000 a year more than these limits in 2013.

•

Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s).  A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

•

Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

•

Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18.  Contributions are also allowed on behalf of children with special needs beyond age 18.  Distributions are generally subject to income tax if not used for qualified education expenses.

Choosing a Class

If you are making your initial investment in the Funds, you must select a class of shares. The Funds offer Class A shares, Class C shares and Class N shares.  Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan and Agreement pursuant to Rule 12b-1, if any, for the class you choose. Not all share classes may be available for purchase in all states.

Different share classes allow you to choose the class that will be most beneficial to you.  When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares.  You should also consider whether your investment in a Fund meets the minimum for Class N shares, which have no front-end sales change and no 12b-1 fees.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds' expenses over time in the Fees and Expenses section for each Fund in this Prospectus. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

Shares may only be purchased on days the Funds are open for business.  Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order.  In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund's behalf.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading.

You may purchase and redeem shares of each Fund on any day that the New York Stock Exchange is open for trading.  For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000.  The minimum subsequent investment is $100.  For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts.  The Adviser or distributor may waive this minimum or apply the minimum on a Fund complex basis, depending on the agreement with the financial Institution offering the shares.  There is no minimum subsequent investment amount for Class N shares.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Dunham Monthly Distribution Fund, Dunham Dynamic Macro Fund, Dunham Appreciation & Income Fund, Dunham Alternative Strategy Fund, Dunham Large Cap Value Fund, Dunham Alternative Income Fund, Dunham Focused Large Cap Growth Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Small Cap Growth Fund and Dunham Emerging Markets Stock Fund, at net asset value with the following Front End Sales Charge ("FESC") based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

(1)  Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

The following sales charges apply to your purchases of Class A shares of the Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund and Dunham International Opportunity Bond Fund at net asset value with the following FESC based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

(1)  Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

How to Reduce Your Sales Charge for Class A Shares

You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of Accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine the value of your new purchases of Class A Shares with the value of any other Class A Shares of the Dunham Funds that you already own. In other words, the applicable initial sales charge for the new purchase is based on the total of your current purchase plus the current value of all other Class A Shares of the Dunham Funds that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Fund shares held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

Letters of Intent.  Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A Shares of the Fund, with a minimum of $50,000, during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A shares.  If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

•

Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.

•

Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Funds’ distributor.

•

The purchase of Fund Shares, if available, through certain third-party fund “supermarkets.”  Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge.  Other fees may be charged by the service provider sponsoring the fund supermarket and transaction charges may apply to purchases and sales made through a broker-dealer.

•

Clients of registered investment advisers that have entered into arrangements with the Funds’ distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisers).

•

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds’ distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

An employer-sponsored retirement plan not currently invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge.

Sales Charge Exceptions

You will not pay initial sales charges on Class A Shares purchased by reinvesting dividends and distributions.

Promotional Incentives on Dealer Commissions

The Funds’ distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Other Sales Charge Exceptions and Contingent Deferred Sales Charge

The Funds’ distributor may pay authorized dealers commissions on individual Fund purchases of Class A shares of $1 million or more calculated as follows: .75% on purchases of $1 million to $3 million, .50% on purchases over $3 million up to and including $5 million, .25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to CDSC on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

Class C Shares: Class C shares of the Funds are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the respective Fund.  Class C shares pay up to 0.75% to 1.00% (as described above in Fees and Expenses of the Fund for each Fund) on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.  Class C shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class C shares of the Funds.

Class N Shares: Class N shares of the Funds are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the respective Fund. Class N shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class N shares of the Funds.

Purchasing Shares

Class A and Class C Shares

	TO OPEN AN ACCOUNT	TO ADD TO AN EXISTING ACCOUNT
By Telephone

You may not use telephone transactions for your initial purchase of a Fund's shares. If you have elected "Telephone Privileges" on a Fund, you may call that Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to request an exchange into another Fund. (Note: For security reasons, requests by telephone will be recorded.)

See "Exchanging Shares."

If you have elected "Telephone Privileges" by completing the applicable section of the Account Application Form, call the Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to place your order.  You will then be able to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions.  The minimum telephone purchase is $100.

By Mail

Make your check payable to "Dunham Funds." Forward the check and your application to the address below.  No third party checks will be accepted.  If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

NOTE:  The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Fill out the investment stub from an account statement, or indicate the Fund name and your account number on your check.  Make your check payable to "Dunham Funds." Forward the check and stub to the address below:

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

NOTE:  The Funds do not accept cash, money orders, third party checks, credit card checks, traveler's checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Wire

If you wish to wire money to make an investment in the Fund, please call the Fund toll free at (888) 3DUNHAM (338-6426) for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Notify the Fund of an incoming wire by calling (toll-free) (888) 3DUNHAM (338-6426) and to receive wiring instructions

Neither the Funds nor its agent is responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions.

Automatic Investment Plan

Open a Fund account using one of the previous methods.  If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call the Funds (toll-free) at (888) 3DUNHAM (338-6426).

Additional investments (minimum of $100) will be taken from your checking account automatically monthly or quarterly.

Through Your Financial Intermediary	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.

Class N Shares

Financial institutions and intermediaries on behalf of their clients may purchase Class N shares on any day that the NYSE is open for business by placing orders through the Funds’ distributor. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order.  In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Funds behalf.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading.

Financial institutions and intermediaries may charge a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or intermediary.

HOW TO REDEEM SHARES

You have the right to sell ("redeem") all or any part of your shares.  Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares.  We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order.  See "Payment of Redemption Proceeds" for further information.

Class A and Class C shares: Methods of Redemption

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with the Funds by telephoning the Funds (toll free) (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

•

have declined or canceled your telephone investment privilege;

•

wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account;

•

must provide supporting legal documents such as a medallion signature guarantee for redemption requests by corporations, trusts and partnerships.

By Mail

If you are redeeming shares, you may send your

redemption request to

via Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

via Overnight Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You must include the following information in your written request:

•

a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;

•

other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

•

a medallion signature guarantee, if necessary.

Request in "Good Order"

For our mutual protection, all redemption requests must include:

•

your account number

•

the Fund which you are redeeming from

•

the dollar or share amount of the transaction

•

for mail requests, signatures of all owners EXACTLY as registered on the account and medallion signature guarantees, if required (medallion signature guarantees can be obtained at most banks, credit unions, and licensed securities brokers)

•

any supporting legal documentation that may be required

Your redemption request will be processed at the next determined share price (NAV) after we have received all required information.

By Systematic Withdrawal Plan

The Funds offer shareholders a Systematic Withdrawal Plan.  Call the Fund (toll-free) at (888) 3DUNHAM (338-6426) to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments.  The minimum payment you may receive is $100 per period.  Note that this plan my deplete your investment and affect your income or yield.

Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.
IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

If you invest through a third party (rather than directly with the Adviser), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Third parties may receive payments from the Adviser in connection with their offering of Fund shares to their customers, or for other services.  The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received.  Please consult a representative of your plan or financial institution for further information.

Class N shares: Methods of Redemption

You have the right to sell ("redeem") all or any part of your shares by following the procedures established when you opened your account (see your account agreement).  You may sell your Fund shares through your financial institution or intermediary or by contacting the Funds toll free at (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern Time on any day the Funds are open.  We will redeem your shares at the NAV next computed following receipt of your redemption request in good order.  See "Payment of Redemption Proceeds" for further information.

Class A and Class C shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order.  "Good Order" means your letter of instruction includes:

•

The name of the Fund

•

The number of shares or the dollar amount of shares to be redeemed

•

Signatures of all registered shareholders exactly as the shares are registered

•

The account number

Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.  You may receive the proceeds in one of three ways:

1.

We can mail a check to your account's address.  Normally, you will receive your proceeds within seven days after the Fund receives your request in Good Order, however your request may take up to seven days to be processed if making immediate payment would adversely affect the Fund. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2.

We can transmit the proceeds by Electronic Funds Transfer ("EFT") to a properly pre-authorized shareholder bank account.  The proceeds usually will arrive at your bank two banking days after we process your redemption.

3.

For a $15 fee, which will be deducted from your redemption proceed; we can transmit the proceeds by wire to a pre-authorized shareholder bank account.  The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Fund's transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  This procedure is intended to protect the Funds and their shareholders from loss.

The Fund's transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received by the transfer agent, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Class N shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order.

Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

The Fund will send redemption proceeds by check, wire or EFT only to the address of record or to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Medallion Signature Guarantees: Class N, Class A and Class C shares

A medallion signature guarantee assures that a signature is genuine.  The medallion signature guarantee protects shareholders from unauthorized account transfers.  The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of national securities exchanges.  Call your financial institution to see if they have the ability to guarantee a signature.  A notary public cannot provide a medallion signature guarantee.

A medallion signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account

•

When you want the redemption proceeds sent to a different address than that registered on the account

•

Any redemption transmitted by federal wire transfer or EFT to a bank other than your bank of record

•

If a change of address request has been received by the transfer agent within the last 15 days

•

For all redemptions of $50,000 or more from any shareholder account

At the discretion of the Adviser, a medallion signature guarantee may be required to redeem shares from an account. In order to avoid delays in processing a redemption, you should call the Funds toll free at (888) 3DUNHAM (338-6426) before making the redemption request.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Fund toll-free at (888) 3DUNHAM (338-6426) before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required.  To avoid delays in processing these requests, you should call the Funds toll-free at (888) 3DUNHAM (338-6426) before making your request to determine what additional documents are required.

General Transaction Policies

The Funds reserve the right to:

•

Vary or waive any minimum investment requirement.

•

Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

•

Reject or cancel any purchase or exchange request (but not a redemption request in Good Order) for any reason.  Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).

•

Redeem all shares in your account if your balance falls below the Fund's minimum. If, within 60 days of a Fund's written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.  The adviser may convert Class N shares to Class A shares if Class N share balances are not increased to the Fund's minimum after 60 days written request.

•

Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.

•

Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

•

Modify or terminate the exchange privilege after 60 days written notice to shareholders.

•

Make a "redemption in kind" (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets. In such cases, you may incur brokerage costs in converting these securities to cash.

•

Reject any purchase, redemption or exchange request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Funds, the Funds' transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor.  The Funds' transfer agent may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements upon receipt and notify the Funds' transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund toll-free at (888) 3DUNHAM (338-6426) for instructions.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Funds' transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you also may mail the request to the Funds at the address listed under "Methods of Buying."

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus.  Contact your broker/dealer or other financial organization for details.

HOW TO EXCHANGE SHARES

Exchange Privilege

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same Class at their respective NAVs.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.  The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

The Funds' adviser reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Funds' transfer agent or distributor will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine.  Calls may be recorded.  If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.  For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine.  If this occurs, we will not be liable for any loss.  The Funds’ distributor and the transfer agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Class N Only Money Market Exchanges

You may exchange all or a portion of your shares in a Fund for shares of the Treasury Obligations Portfolio-Investor Class (the "Money Market Fund") at their relative NAVs and you also may exchange back into a Fund without incurring any charges or fees.  Exchanges into the Money Market Fund are subject to the minimum purchase and redemption amounts set forth in the section entitled "Minimum Investments" of this Prospectus.  Before exchanging into the Money Market Fund, please read the Money Market Fund Prospectus carefully, which may be obtained by calling toll free (888) 3DUNHAM (338-6426).  The Money Market Fund is not affiliated with the Adviser or the Funds.

When you exchange from a Fund into the Money Market Fund or make an initial purchase, dividends begin to accrue the day after the exchange or purchase.  When you exchange a partial balance out of the Money Market Fund, your proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange.  When exchanging your entire balance from the Money Market Fund, accrued income is automatically exchanged into the Fund you are exchanging into along with your principal.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Funds' net income and capital gains on its investments.  Each Fund passes substantially all of its earnings along to its investors as distributions.  When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend.  A Fund realizes capital gains when it sells securities for a higher price than it paid.  When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution.  Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

•

Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

•

Short-term capital gains are realized on securities held less than one year and are part of your dividends.

Generally, the Funds distribute dividends and capital gains annually, if any.  These distributions will typically be declared in November or December and paid in November or December.  The IRS requires you to report these amounts on your income tax return for the year declared.

Dividends attributable to the net investment income of the Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund, and Dunham International Opportunity Bond Fund will be declared monthly and paid monthly.

The Dunham Monthly Distribution Fund will make monthly distributions.  Please refer to the sub-heading "Distribution Policy and Goals" under the section heading "Additional Information About Principal Investment Strategies and Related Risks" for a detailed description of the Fund's distribution policy and tax consequences.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash.  If you wish to change the way in which you receive distributions, you should call toll free (888) 3DUNHAM (338-6426) for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the un-cashed checks.

Federal Tax Considerations

Your investment will have tax consequences that you should consider.  The following tax information in the Prospectus is provided as general information. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation.  Unless your investment in the Funds is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another Fund. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Funds and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Funds may be subject to state, local and foreign taxes.

Taxes on Distributions: You will generally be subject to federal income tax and possibly state taxes on all Fund distributions.  Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund.  Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains.  Other distributions, including short-term capital gains, will be taxed as ordinary income unless the payment is a return of capital.  With respect to the Dunham Monthly Distribution Fund and the Dunham Alternative Income Fund, pursuant to their distribution policies, each Fund may make distributions that are treated as a return of capital.  Return of capital is the portion of a distribution that is the return of your original investment dollars in such Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares.  Returns of capital reduce a shareholder's tax cost (or "tax basis"). Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable.  Each Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  All Dunham Funds will send detailed tax information to shareholders about the amount and type of distributions by January 31st for the prior calendar year.

Under current law, certain income distributions paid by the Funds to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 15%, for individuals). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of such Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by a Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Taxes on Sales or Exchanges:  If you redeem your shares of a Fund, or exchange them for shares of another Fund, you will be subject to tax on any taxable gain.  Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).  Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

"Buying a Dividend": Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Backup Withholding:  By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•

Provide your correct social security or taxpayer identification number,

•

Certify that this number is correct

•

Certify that you are not subject to backup withholding, and

•

Certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments and increase brokerage and administrative costs. A Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

An investor's exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive.  A Fund may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds' Prospectus or SAI, and/or is considered not to be in the best interests of the Fund or its other shareholders.

Each Fund will apply these policies and procedures uniformly to all Fund shareholders. Although each Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with each Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to each Fund upon request.  If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interest of Fund shareholders, or to comply with state or Federal requirements.

DISTRIBUTION OF SHARES

Distributor: In addition to serving as Adviser to the Funds, Dunham & Associates Investment Counsel, Inc. serves as distributor of the shares of the Funds.  Dunham & Associates Investment Counsel, Inc. is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Funds are offered on a continuous basis.

Distribution Fees: With respect to each Fund's Class A shares and Class C shares, the Board of Trustees of the Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act.  The Class A Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Funds for distribution services. The Class C Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Funds, except for Dunham Corporate/Government Bond Fund Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund and Dunham International Opportunity Bond Fund which pay 0.50%.  In addition, up to 0.25% of average daily net assets attributable to Class C shares of the Funds may be paid to the distributor or other entities for shareholder services.  The fee is treated by each Fund as an expense in the year it is accrued.  Because these fees are paid out of each Fund's assets attributable to that Class of shares on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional amounts paid under the Plans are paid to the distributor or other entities for services provided and the expenses borne by the distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds' Class A or Class C shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds toll free at (888) 3DUNHAM (338-6426) on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information for the Funds has been derived from the financial statements audited by BBD, LLP, whose report, along with the Funds' financial statements, are included in the Funds' October 31, 2013 annual report, which is available upon request.

Because the Dunham Floating Rate Bond Fund and the Dunham International Opportunity Bond Fund have only recently commenced investment operations, no financial highlights are available for these Funds at this time.  In the future, financial highlights for these Funds will be presented in this section.

The information for the Dunham Alternative Strategy Fund for the fiscal year ending July 31, 2013 has been derived from the financial statements audited by BBD, LLP.  The Dunham Alternative Strategy Fund’s fiscal year-end changed from July 31 to October 31, effective August 1, 2013. The information for the prior fiscal periods has been audited by different independent registered public accountants.

For Dunham Monthly Distribution Fund, its Predecessor Fund effected a 1-for-10 reverse stock split on February 18, 2005.  The per share data has been retroactively restated to reflect the split, and the Predecessor Fund's fiscal year-end changed from February 28 to December 31, effective December 31, 2005 and from December 31 to October 31, effective September 29, 2008.  The information for the fiscal periods prior to October 31, 2008 was audited by different independent registered public accountants.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 14.74	$ 14.32	$ 14.99	$ 14.32	$ 12.73
Income from investment operations:
Net investment income*	0.37	0.36	0.52	0.54	0.52
Net realized and unrealized gain (loss)	(0.36)	0.77	(0.20)	0.76	1.60
Total income from investment operations	0.01	1.13	0.32	1.30	2.12
Less distributions:
Distributions from net investment income	(0.41)	(0.42)	(0.56)	(0.56)	(0.53)
Distributions from net realized gains	(0.27)	(0.29)	(0.43)	(0.07)	0.00
Total distributions	(0.68)	(0.71)	(0.99)	(0.63)	(0.53)
Net asset value, end of year	$ 14.07	$ 14.74	$ 14.32	$ 14.99	$ 14.32

Total return +#	0.09%	8.10%	2.33%	9.32%	16.92%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 81,201	$ 103,912	$ 58,810	$ 78,181	$ 65,445
Ratios of expenses to average net assets:
Before fee waivers	1.21%	1.14%	1.30%	1.37%	1.21%
After fee waivers	1.21%	1.14%	1.30%	1.37%	1.18%
Ratios of net investment income to
average net assets:
Before fee waivers	2.56%	2.50%	3.62%	3.66%	3.77%
After fee waivers	2.56%	2.50%	3.62%	3.66%	3.80%
Portfolio turnover rate	173%	211%	178%	174%	266%

* The net investment income per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 14.73	$ 14.31	$ 14.98	$ 14.36	$ 12.77	$ 14.64	$ 14.23	$ 14.90	$ 14.24	$ 12.66
Income (loss) from investment operations:
Net investment income*	0.34	0.29	0.49	0.50	0.48	0.26	0.27	0.41	0.42	0.41
Net realized and unrealized gain (loss)	(0.36)	0.79	(0.20)	0.76	1.61	(0.35)	0.74	(0.20)	0.76	1.59
Total income (loss) from investment operations	(0.02)	1.08	0.29	1.26	2.09	(0.09)	1.01	0.21	1.18	2.00
Less distributions:
Distributions from net investment income	(0.38)	(0.37)	(0.53)	(0.57)	(0.50)	(0.30)	(0.31)	(0.45)	(0.45)	(0.42)
Distributions from net realized gains	(0.27)	(0.29)	(0.43)	(0.07)	0.00	(0.27)	(0.29)	(0.43)	(0.07)	0.00
Total distributions	(0.65)	(0.66)	(0.96)	(0.64)	(0.50)	(0.57)	(0.60)	(0.88)	(0.52)	(0.42)
Net asset value, end of year	$ 14.06	$ 14.73	$ 14.31	$ 14.98	$ 14.36	$ 13.98	$ 14.64	$ 14.23	$ 14.90	$ 14.24

Total return +	(0.15)%	7.78%	2.15%	8.98%	16.61%	(0.59)%	7.30%	1.57%	8.48%	16.05%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 6,888	$ 3,598	$ 610	$ 518	$ 212	$ 7,733	$ 9,007	$ 9,250	$ 12,466	$ 13,119
Ratios of expenses to average net assets:
Before fee waivers	1.46%	1.39%	1.55%	1.62%	1.46%	1.96%	1.89%	2.05%	2.12%	1.96%
After fee waivers	1.46%	1.39%	1.55%	1.62%	1.43%	1.96%	1.89%	2.05%	2.12%	1.93%
Ratios of net investment income to
average net assets:
Before fee waivers	2.37%	2.25%	3.37%	3.41%	3.52%	1.80%	1.75%	2.87%	2.91%	3.02%
After fee waivers	2.37%	2.25%	3.37%	3.41%	3.55%	1.80%	1.75%	2.87%	2.91%	3.05%
Portfolio turnover rate	173%	211%	178%	174%	266%	173%	211%	178%	174%	266%

* The net investment income per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N					Class A

		Year Ended					Year Ended
		October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 37.22	$ 35.87	$ 36.52	$ 34.09	$ 34.78	$ 36.82	$ 35.58	$ 36.32	$ 33.99	$ 34.78
Income (loss) from investment operations:
Net investment income (loss)*	0.36	0.14	0.01	0.22	(0.03)	0.24	0.03	(0.09)	0.14	(0.11)
Net realized and unrealized gain (loss) **	2.13	2.41	0.53	3.35	1.39	2.13	2.40	0.54	3.33	1.37
Total income (loss) from investment operations	2.49	2.55	0.54	3.57	1.36	2.37	2.43	0.45	3.47	1.26
Less distributions:
Distributions from net investment income	(0.41)	(0.22)	0.00	0.00	0.00	(0.41)	(0.21)	0.00	0.00	0.00
Distributions from net realized gains	(0.83)	(0.32)	(1.19)	(1.14)	(1.15)	(0.83)	(0.32)	(1.19)	(1.14)	(1.15)
Tax return of capital	0.00	(0.66)	0.00	0.00	(0.90)	0.00	(0.66)	0.00	0.00	(0.90)
Total distributions	(1.24)	(1.20)	(1.19)	(1.14)	(2.05)	(1.24)	(1.19)	(1.19)	(1.14)	(2.05)
Net asset value, end of year	$ 38.47	$ 37.22	$ 35.87	$ 36.52	$ 34.09	$ 37.95	$ 36.82	$ 35.58	$ 36.32	$ 33.99

Total return +	6.75%	7.19%	1.47%	10.64%	4.29%	6.50%	6.92%	1.22%	10.38%	3.99%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 161,347	$ 127,346	$ 65,621	$ 38,328	$16,612	$ 68,427	$51,485	$ 32,381	$ 23,453	$24,080
Ratios of expenses to average net assets:
After waivers	2.23%	2.75%	2.57%	2.45%	2.35%	2.48%	3.00%	2.82%	2.70%	2.60%
Dividends/borrowings on short sales	0.24%	0.52%	0.30%	0.26%	0.10%	0.24%	0.52%	0.30%	0.26%	0.10%
Excluding dividends/borrowings on short sales:
Before fee waivers	2.10%	2.23%	2.27%	2.19%	2.28%	2.34%	2.48%	2.52%	2.44%	2.53%
After fee waivers	1.99%	2.23%	2.27%	2.19%	2.25%	2.24%	2.48%	2.52%	2.44%	2.53%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.84%	0.39%	0.03%	0.62%	(0.11)%	0.52%	0.14%	(0.22)%	0.37%	(0.36)%
After fee waivers	0.95%	0.39%	0.03%	0.62%	(0.08)%	0.63%	0.14%	(0.22)%	0.37%	(0.33)%
Portfolio turnover rate	227%	205%	277%	370%	480%	227%	205%	277%	370%	480%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
**

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended October 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class C

		Year Ended
		October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 32.29	$ 31.55	$ 32.59	$ 30.83	$ 32.00
Income (loss) from investment operations:
Net investment loss*	(0.07)	(0.18)	(0.32)	(0.12)	(0.33)
Net realized and unrealized gain (loss) **	1.89	2.09	0.47	3.02	1.21
Total income (loss) from investment operations	1.82	1.91	0.15	2.90	0.88
Less distributions:
Distributions from net investment income	(0.41)	(0.19)	0.00	0.00	0.00
Distributions from net realized gains	(0.83)	(0.32)	(1.19)	(1.14)	(1.15)
Tax return of capital	0.00	(0.66)	0.00	0.00	(0.90)
Total distributions	(1.24)	(1.17)	(1.19)	(1.14)	(2.05)
Net asset value, end of year	$ 32.87	$ 32.29	$ 31.55	$ 32.59	$ 30.83

Total return +	5.71%	6.13%	0.43%	9.59%	3.12%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 37,577	$ 30,206	$ 27,701	$ 21,181	$19,553
Ratios of expenses to average net assets:
After waivers	3.23%	3.75%	3.57%	3.45%	3.35%
Dividends/borrowings on short sales	0.24%	0.52%	0.30%	0.26%	0.10%
Excluding dividends/borrowings on short sales:
Before fee waivers	3.10%	3.23%	3.27%	3.19%	3.28%
After fee waivers	2.99%	3.23%	3.27%	3.19%	3.25%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	(0.32)%	(0.61)%	(0.97)%	(0.38)%	(1.11)%
After fee waivers	(0.21)%	(0.61)%	(0.97)%	(0.38)%	(1.08)%
Portfolio turnover rate	227%	205%	277%	370%	480%
*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
**

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended October 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

+

 Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 9.52	$ 9.08	$ 9.36	$ 8.65	$ 7.30
Income from investment operations:
Net investment income**	0.47	0.53	0.65	0.72	0.62
Net realized and unrealized gain (loss)	0.09	0.44	(0.28)	0.70	1.34
Total income from investment operations	0.56	0.97	0.37	1.42	1.96
Less distributions:
Distributions from net investment income	(0.47)	(0.53)	(0.65)	(0.71)	(0.61)
Total distributions	(0.47)	(0.53)	(0.65)	(0.71)	(0.61)
Net asset value, end of year	$ 9.61	$ 9.52	$ 9.08	$ 9.36	$ 8.65

Total return +	6.05%	10.96%	4.03%	17.11%	28.20%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 134,487	$ 114,810	$ 45,586	$ 58,597	$ 51,747
Ratios of expenses to average net assets:
Before fee waivers	1.11%	1.23%	1.38%	1.23%	1.58%
After fee waivers	1.11%	1.23%	1.38%	1.23%	1.55%
Ratios of net investment income to
average net assets:
Before fee waivers	4.89%	5.70%	6.92%	7.99%	8.00%
After fee waivers	4.89%	5.70%	6.92%	7.99%	8.03%
Portfolio turnover rate	94%	58%	49%	60%	103%

***The net investment income per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 9.59	$ 9.15	$ 9.42	$ 8.71	$ 7.34	$ 9.47	$ 9.04	$ 9.31	$ 8.61	$ 7.27
Income from investment operations:
Net investment income**	0.45	0.51	0.63	0.70	0.63	0.40	0.47	0.58	0.65	0.55
Net realized and unrealized gain (loss)	0.09	0.44	(0.27)	0.71	1.33	0.08	0.43	(0.28)	0.69	1.35
Total income from investment operations	0.54	0.95	0.36	1.41	1.96	0.48	0.90	0.30	1.34	1.90
Less distributions:
Distributions from net investment income	(0.45)	(0.51)	(0.63)	(0.70)	(0.59)	(0.40)	(0.47)	(0.57)	(0.64)	(0.56)
Total distributions	(0.45)	(0.51)	(0.63)	(0.70)	(0.59)	(0.40)	(0.47)	(0.57)	(0.64)	(0.56)
Net asset value, end of year	$ 9.68	$ 9.59	$ 9.15	$ 9.42	$ 8.71	$ 9.55	$ 9.47	$ 9.04	$ 9.31	$ 8.61

Total return +	5.74%	10.70%	3.84%	16.85%	27.91%	5.17%	10.19%	3.28%	16.16%	27.37%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 19,888	$ 13,722	$ 6,457	$ 5,366	$ 4,909	$ 13,741	$ 14,457	$ 10,404	$ 9,214	$ 7,678
Ratios of expenses to average net assets:
Before fee waivers	1.36%	1.48%	1.63%	1.48%	1.83%	1.86%	1.98%	2.13%	1.98%	2.33%
After fee waivers	1.36%	1.48%	1.63%	1.48%	1.80%	1.86%	1.98%	2.13%	1.98%	2.30%
Ratios of net investment income to
average net assets:
Before fee waivers	4.64%	5.45%	6.67%	7.74%	7.75%	4.15%	4.95%	6.17%	7.24%	7.25%
After fee waivers	4.64%	5.45%	6.67%	7.74%	7.78%	4.15%	4.95%	6.17%	7.24%	7.28%
Portfolio turnover rate	94%	58%	49%	60%	103%	94%	58%	49%	60%	103%

***The net investment income per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund*
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Six Months	Year Ended			Period Ended
	Ended	October 31,			October 31,
	April 30, 2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$ 9.67	$ 9.95	$ 10.10	$ 10.17	$ 10.00
Income from investment operations:
Net investment income (loss)**	0.17	0.33	0.30	0.17	(0.13)
Net realized and unrealized gain (loss)	(0.15)	(0.25)	0.02	(0.15)	0.30
Total income from investment operations	0.02	0.08	0.32	0.02	0.17
Less distributions:
Distributions from net investment income	(0.10)	(0.33)	(0.35)	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.09)	0.00
Tax return of capital	(0.02)	(0.03)	(0.12)	0.00	0.00
Total distributions	(0.12)	(0.36)	(0.47)	(0.09)	0.00
Net asset value, end of period	$ 9.57	$ 9.67	$ 9.95	$ 10.10	$ 10.17

Total return +, #	0.22%	0.80%	3.29%	0.20%	1.70%(1)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 6,825	$ 7,185	$ 9,002	$ 8,798	$ 4,303

Ratios of expenses to average net assets: ^
Before fee waivers^	2.14%	1.67%	2.28%	1.98%	2.75%
After fee waivers^	2.14%	1.67%	2.28%	1.98%	2.75%
Ratios of net investment income (loss) to
average net assets: ^
Before fee waivers^	3.67%	3.35%	2.94%	1.71%	(2.39)%
After fee waivers^	3.67%	3.35%	2.94%	1.71%	(2.39)%
Portfolio turnover rate	85% (1)	292%	418%	704%	402% (1)
* The Fund commenced operations on April 30, 2010.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial  reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1) Not annualized.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund*
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class A					Class C

	Six Months	Year Ended			Period Ended	Six Months	Year Ended			Period Ended
	Ended	October 31,			October 31,	Ended	October 31,			October 31,
	April 30, 2014	2013	2012	2011	2010	April 30, 2014	2013	2012	2011	2010
	(Unaudited)					(Unaudited)

Net asset value, beginning of periodiod	$ 9.70	$ 9.98	$ 10.06	$ 10.16	$ 10.00	$ 9.56	$ 9.86	$ 9.96	$ 10.13	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.16	0.31	0.26	0.02	(0.14)	0.12	0.23	0.17	0.07	(0.17)
Net realized and unrealized gain (loss)	(0.15)	(0.25)	0.03	(0.03)	0.30	(0.14)	(0.26)	0.05	(0.15)	0.30
Total income (loss) from investment operations	0.01	0.06	0.29	(0.01)	0.16	(0.02)	(0.03)	0.22	(0.08)	0.13
Less distributions:
Distributions from net investment income	(0.09)	(0.31)	(0.25)	0.00	0.00	(0.07)	(0.24)	(0.20)	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.09)	0.00	0.00	0.00	0.00	(0.09)	0.00
Tax return of capital	(0.02)	(0.03)	(0.12)	0.00	0.00	(0.01)	(0.03)	(0.12)	0.00	0.00
Total distributions	(0.11)	(0.34)	(0.37)	(0.09)	0.00	(0.08)	(0.27)	(0.32)	(0.09)	0.00
Net asset value, end of period	$ 9.60	$ 9.70	$ 9.98	$ 10.06	$ 10.16	$ 9.46	$ 9.56	$ 9.86	$ 9.96	$ 10.13

Total return +, #	0.12%	0.55%	3.00%	(0.10)%	1.60%(1)	(0.23)%	(0.29)%	2.27%	(0.79)%	1.30%(1)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,642	$ 1,782	$ 2,230	$ 1,788	$ 6,224	$ 1,401	$ 2,053	$ 1,786	$ 1,067	$ 160

Ratios of expenses to average net assets: ^
Before fee waivers^	2.39%	1.92%	2.53%	2.23%	3.00%	3.14%	2.67%	3.28%	2.98%	3.75%
After fee waivers^	2.39%	1.92%	2.53%	2.23%	3.00%	3.14%	2.67%	3.28%	2.98%	3.75%
Ratios of net investment income (loss) to
average net assets: ^
Before fee waivers^	3.36%	3.13%	2.69%	1.46%	(2.64)%	2.67%	2.38%	1.94%	0.71%	(3.39)%
After fee waivers^	3.36%	3.13%	2.69%	1.46%	(2.64)%	2.67%	2.38%	1.94%	0.71%	(3.39)%
Portfolio turnover rate	85% (1)	292%	418%	704%	402% (1)	85% (1)	292%	418%	704%	402% (1)

* The Fund commenced operations on April 30, 2010.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial  reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1) Not annualized.

FINANCIAL HIGHLIGHTS
Dunham Alternative Strategy Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N
	Period Ended					Period ended
	October 31,	Year Ended July 31,				July 31,
	2013 *	2013	2012	2011	2010	2009 **

Net asset value, beginning of period	$ 23.85	$ 23.45	$ 26.90	$ 25.15	$ 26.71	$ 25.00
Income (loss) from investment operations:
Net investment loss ***	(0.07)	(0.10)	(0.29)	(0.21)	(0.26)	(0.16)
Net realized and unrealized gain (loss)	(0.04)	0.50	(1.66)	1.96	(0.23)	1.87
Total income (loss) from investment operations	(0.11)	0.40	(1.95)	1.75	(0.49)	1.71
Less distributions:
Distributions from net investment income	0.00	0.00	(1.50)	0.00	(0.89)	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.18)	0.00
Total distributions	-	-	(1.50)	0.00	(1.07)	0.00
Net asset value, end of period	$ 23.74	$ 23.85	$ 23.45	$ 26.90	$ 25.15	$ 26.71

Total return +	(0.46)%	1.71%	(7.23)%	6.96%	(1.97)%	6.84%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 15,873	$ 15,641	$ 10,818	$ 15,716	$ 18,300	$ 11,336
Ratios of expenses to average net assets:
Before fee waivers ^ (1)	1.85%	2.35%	2.29%	1.94%	2.10%	2.29%
After fee waivers ^ (1)	1.85%	1.67%	1.65%	1.65%	1.65%	1.65%
Ratios of net investment loss to
average net assets:
Before fee waivers ^ (1,2)	(1.13)%	(1.11)%	(1.79)%	(1.06)%	(1.43)%	(1.97)%
After fee waivers ^ (1,2)	(1.13)%	(0.43)%	(1.15)%	(0.77)%	(0.98)%	(1.33)%
Portfolio turnover rate	934%	2,340%	5,840%	1,959%	2,121%	1,286%

*	The Fund's fiscal year end changed from July 31 to October 31.
**	Class N (formerly Sherwood Forest Alternative Fund Class I) commenced operations February 13, 2009, Class A (formerly Sherwood Forest Alternative Fund Class P)
commenced operations March 25, 2009 and Class C (formerly Sherwood Forest Alternative Fund Class C) commenced operation May 14, 2009.
***	The net investment loss per share data was determined using the average shares outstanding throughout each period.
+

Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.
(1)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(2)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
Dunham Alternative Strategy Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.
			Class A						Class C
		Period Ended					Period Ended	Period Ended					Period Ended
		October 31,	Year Ended July 31,				July 31,	October 31,	Year Ended July 31,				July 31,
		2013 *	2013	2012	2011	2010	2009 **	2013 *	2013	2012	2011	2010	2009 **

Net asset value, beginning of period		$ 23.55	$ 23.22	$ 26.73	$ 25.07	$ 26.69	$ 24.69	$ 22.71	$ 22.55	$ 26.22	$ 24.77	$ 26.58	$ 25.81
Income (loss) from investment operations:
	Net investment loss ***	(0.07)	(0.11)	(0.35)	(0.27)	(0.32)	(0.16)	(0.12)	(0.35)	(0.53)	(0.47)	(0.51)	(0.14)
	Net realized and unrealized gain (loss)	(0.05)	0.44	(1.66)	1.93	(0.23)	2.16	(0.04)	0.51	(1.64)	1.92	(0.23)	0.91
	Total income (loss) from investment operations	(0.12)	0.33	(2.01)	1.66	(0.55)	2.00	(0.16)	0.16	(2.17)	1.45	(0.74)	0.77
Less distributions:
	Distributions from net investment income	0.00	0.00	(1.50)	0.00	(0.89)	0.00	0.00	0.00	(1.50)	0.00	(0.89)	0.00
	Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.18)	0.00	0.00	0.00	0.00	0.00	(0.18)	0.00
	Total distributions	0.00	0.00	(1.50)	0.00	(1.07)	0.00	0.00	0.00	(1.50)	0.00	(1.07)	0.00
Net asset value, end of period		$ 23.43	$ 23.55	$ 23.22	$ 26.73	$ 25.07	$ 26.69	$ 22.55	$ 22.71	$ 22.55	$ 26.22	$ 24.77	$ 26.58

Total return +^		(0.51)%	1.42%	(7.51)%	6.62%	(2.20)%	8.10%	(0.70)%	0.71%	(8.33)%	5.85%	(2.94)%	2.98%
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 15,484	$ 10,591	$ 1,016	$ 12,069	$ 4,672	$ 476	$ 1,150	$ 972	$ 212	$ 1,854	$ 2,351	$ 656
	Ratios of expenses to average net assets:
	Before fee waivers ^(1)	2.10%	2.36%	2.54%	2.19%	2.35%	2.54%	2.85%	3.11%	3.29%	2.94%	3.10%	3.29%
	After fee waivers ^(1)	2.10%	1.98%	1.90%	1.90%	1.90%	1.90%	2.85%	2.67%	2.65%	2.65%	2.65%	2.65%
	Ratios of net investment loss to
	average net assets:
	Before fee waivers ^(1,2)	(1.14)%	(0.85)%	(2.04)%	(1.31)%	(1.68)%	(2.37)%	(2.06)%	(1.99)%	(2.80)%	(2.06)%	(2.43)%	(3.25)%
	After fee waivers ^ (1,2)	(1.14)%	(0.48)%	(1.40)%	(1.02)%	(1.23)%	(1.73)%	(2.06)%	(1.56)%	(2.16)%	(1.77)%	(1.98)%	(2.61)%
	Portfolio turnover rate	934%	2,340%	5,840%	1,959%	2,121%	1,286%	934%	2,340%	5,840%	1,959%	2,121%	1,286%

*	The Fund's fiscal year end changed from July 31 to October 31.
**	Class N (formerly Sherwood Forest Alternative Fund Class I) commenced operations February 13, 2009, Class A (formerly Sherwood Forest Alternative Fund Class P)
	commenced operations March 25, 2009 and Class C (formerly Sherwood Forest Alternative Fund Class C) commenced operation May 14, 2009.
***	The net investment loss per share data was determined using the average shares outstanding throughout each period.
+

Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.
(1)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(2)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 8.90	$ 8.86	$ 8.47	$ 7.53	$ 5.77
Income (loss) from investment operations:
Net investment income**	0.16	0.10	0.08	0.16	0.14
Net realized and unrealized gain	1.28	0.05	0.55	0.90	1.70
Total income from investment operations	1.44	0.15	0.63	1.06	1.84
Less distributions:
Distributions from net investment income	(0.25)	(0.11)	(0.24)	(0.12)	(0.08)
Total distributions	(0.25)	(0.11)	(0.24)	(0.12)	(0.08)
Net asset value, end of year	$ 10.09	$ 8.90	$ 8.86	$ 8.47	$ 7.53

Total return +	16.59%	1.83%	7.56%	14.22%	32.37%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 15,855	$ 23,843	$ 24,475	$ 23,718	$ 20,515
Ratios of expenses to average net assets:
Before fee waivers	1.39%	1.60%	1.91%	1.52%	1.86%
After fee waivers	1.39%	1.60%	1.91%	1.52%	1.83%
Ratios of net investment income to
average net assets:
Before fee waivers	1.70%	1.13%	0.90%	1.99%	2.15%
After fee waivers	1.70%	1.13%	0.90%	1.99%	2.18%
Portfolio turnover rate	62%	51%	69%	71%	69%

**The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 8.88	$ 8.83	$ 8.45	$ 7.52	$ 5.74	$ 8.74	$ 8.70	$ 8.32	$ 7.40	$ 5.64
Income (loss) from investment operations:
Net investment income (loss)**	0.13	0.08	0.06	0.14	0.13	0.06	0.01	(0.01)	0.08	0.07
Net realized and unrealized gain	1.27	0.06	0.55	0.90	1.70	1.26	0.06	0.55	0.89	1.69
Total income from investment operations	1.40	0.14	0.61	1.04	1.83	1.32	0.07	0.54	0.97	1.76
Less distributions:
Distributions from net investment income	(0.22)	(0.09)	(0.23)	(0.11)	(0.05)	(0.16)	(0.03)	(0.16)	(0.05)	0.00
Total distributions	(0.22)	(0.09)	(0.23)	(0.11)	(0.05)	(0.16)	(0.03)	(0.16)	(0.05)	0.00
Net asset value, end of year	$ 10.06	$ 8.88	$ 8.83	$ 8.45	$ 7.52	$ 9.90	$ 8.74	$ 8.70	$ 8.32	$ 7.40

Total return +	16.21%	1.63%	7.33%	13.96%	32.09%	15.35%	0.84%	6.49%	13.14%	31.21%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 4,368	$ 4,470	$ 2,994	$ 7,530	$ 2,498	$ 3,765	$ 3,867	$ 4,130	$ 3,471	$ 3,513
Ratios of expenses to average net assets:
Before fee waivers	1.64%	1.85%	2.16%	1.77%	2.11%	2.39%	2.60%	2.91%	2.52%	2.86%
After fee waivers	1.64%	1.85%	2.16%	1.77%	2.08%	2.39%	2.60%	2.91%	2.52%	2.83%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	1.45%	0.88%	0.65%	1.74%	1.90%	0.70%	0.13%	(0.10)%	0.99%	1.15%
After fee waivers	1.45%	0.88%	0.65%	1.74%	1.93%	0.70%	0.13%	(0.10)%	0.99%	1.18%
Portfolio turnover rate	62%	51%	69%	71%	69%	62%	51%	69%	71%	69%

**The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 11.74	$ 10.60	$ 9.96	$ 8.70	$ 8.09
Income (loss) from investment operations:
Net investment income *	0.16	0.12	0.06	0.06	0.07
Net realized and unrealized gain	2.78	1.07	0.64	1.25	0.62
Total income from investment operations	2.94	1.19	0.70	1.31	0.69
Less distributions:
Distributions from net investment income	(0.13)	(0.05)	(0.06)	(0.05)	(0.08)
Total distributions	(0.13)	(0.05)	(0.06)	(0.05)	(0.08)
Net asset value, end of year	$ 14.55	$ 11.74	$ 10.60	$ 9.96	$ 8.70

Total return +	25.30%	11.29%	7.06%	15.11%	8.72%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 37,688	$ 37,650	$ 34,171	$ 31,436	$ 29,315
Ratios of expenses to average net assets:
Before fee waivers	1.00%	1.17%	1.62%	1.40%	1.72%
After fee waivers	1.00%	1.17%	1.62%	1.40%	1.69%
Ratios of net investment income to
average net assets:
Before fee waivers	1.25%	1.04%	0.53%	0.61%	0.90%
After fee waivers	1.25%	1.04%	0.53%	0.61%	0.93%
Portfolio turnover rate	16%	30%	30%	23%	47%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one  year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009

Net asset value, beginning of year	$ 11.72	$ 10.57	$ 9.95	$ 8.69	$ 8.06	$ 11.36	$ 10.31		$ 9.73	$ 8.53	$ 7.93
Income (loss) from investment operations:
Net investment income (loss)*	0.13	0.09	0.04	0.01	0.05	0.03	0.00	(a)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain	2.77	1.08	0.64	1.28	0.63	2.71	1.05		0.63	1.24	0.61
Total income from investment operations	2.90	1.17	0.68	1.29	0.68	2.74	1.05		0.58	1.20	0.60
Less distributions:
Distributions from net investment income	(0.10)	(0.02)	(0.06)	(0.03)	(0.05)	(0.01)	0.00		0.00	0.00	0.00
Total distributions	(0.10)	(0.02)	(0.06)	(0.03)	(0.05)	(0.01)	0.00		0.00	0.00	0.00
Net asset value, end of year	$ 14.52	$ 11.72	$ 10.57	$ 9.95	$ 8.69	$ 14.09	$ 11.36		$ 10.31	$ 9.73	$ 8.53

Total return +	24.99%	11.04%	6.78%	14.82%	8.55%	24.09%#	10.18%		5.96%	14.07%	7.57%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 4,980	$ 2,969	$ 2,874	$ 3,844	$ 55	$ 5,029	$ 5,431		$ 6,129	$ 5,769	$ 4,953
Ratios of expenses to average net assets:
Before fee waivers	1.25%	1.42%	1.87%	1.65%	1.97%	2.00%	2.17%		2.62%	2.40%	2.72%
After fee waivers	1.25%	1.42%	1.87%	1.65%	1.94%	2.00%	2.17%		2.62%	2.40%	2.69%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.99%	0.79%	0.28%	0.36%	0.65%	0.25%	0.04%		(0.47)%	(0.39)%	(0.10)%
After fee waivers	0.99%	0.79%	0.28%	0.36%	0.68%	0.25%	0.04%		(0.47)%	(0.39)%	(0.07)%
Portfolio turnover rate	16%	30%	30%	23%	47%	16%	30%		30%	23%	47%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a) Represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
Dunham Alternative Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N			Class A			Class C

	For the	Period Ended		For the	Period Ended		For the	Period Ended
	Year Ended	October 31,		Year Ended	October 31,		Year Ended	October 31,
	Oct. 31, 2013	2012 *		Oct. 31, 2013	2012 *		Oct. 31, 2013	2012 *

Net asset value, beginning of period	$ 9.73	$ 10.00		$ 9.73	$ 10.00		$ 9.72	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.17	(0.07)		0.15	(0.08)		0.07	(0.11)
Net realized and unrealized gain (loss)	1.46	(0.20)		1.46	(0.19)		1.46	(0.17)
Total income (loss) from investment operations	1.63	(0.27)		1.61	(0.27)		1.53	(0.28)
Less distributions:
Distributions from net investment income	(0.12)	0.00		(0.10)	0.00		(0.04)	0.00
Total distributions	(0.12)	0.00		(0.10)	0.00		(0.04)	0.00
Net asset value, end of period	$ 11.24	$ 9.73		$ 11.24	$ 9.73		$ 11.21	$ 9.72

Total return +	16.84%	(2.70)%	(1)	16.60%	(2.70)%	(1)	15.75%	(2.80)%	(1)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,099	$ 341		$ 2,405	$ 1,106		$ 1,466	$ 525

Ratios of expenses to average net assets	2.90%	9.47%	^	3.15%	9.72%	^	3.90%	10.47%	^
Ratios of net investment income (loss) to average net assets	1.66%	(6.42)%	^	1.42%	(6.67)%	^	0.67%	(7.42)%	^

Portfolio turnover rate	69%	7%	(1)	69%	7%	(1)	69%	7%	(1)

* The Fund commenced operations on September 14, 2012.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year.
Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1)	Not annualized.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N			Class A			Class C

	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	October 31,	October 31,		October 31,	October 31,		October 31,	October 31,
	2013	2012 *		2013	2012 *		2013	2012 *

Net asset value, beginning of period	$ 10.42	$ 10.00		$ 10.39	$ 10.00		$ 10.33	$ 10.00
Income (loss) from investment operations:
Net investment loss**	(0.10)	(0.16)		(0.11)	(0.09)		(0.26)	(0.30)
Net realized and unrealized gain	3.70	0.58		3.68	0.48		3.69	0.63
Total income from investment operations	3.60	0.42		3.57	0.39		3.43	0.33
Net asset value, end of period	$ 14.02	$ 10.42		$ 13.96	$ 10.39		$ 13.76	$ 10.33

Total return +	34.55%	4.20%	(1)	34.36%	3.90%	(1)	33.20%	3.30%	(1)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 814	$ 450		$ 11,399	$ 10,344		$ 510	$ 146
Ratios of expenses to average net assets:
Before fee waivers	1.71%	2.11%	^	1.96%	2.36%	^	2.71%	3.11%	(^)
After fee waivers	1.69%	1.80%	^	1.94%	2.05%	^	2.69%	2.80%	(^)
Ratios of net investment loss to
average net assets:
Before fee waivers	(0.70)%	(1.06)%	^	(0.95)%	(1.31)%	^	(1.70)%	(2.06)%	(^)
After fee waivers	(0.67)%	(0.75)%	^	(0.92)%	(1.00)%	^	(1.67)%	(1.75)%	(^)
Portfolio turnover rate	91%	27% (1)		91%	27% (1)		91%	27% (1)

* The Fund commenced opperations on December 8, 2011.
**The net investment loss per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less then a year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 15.79	$ 13.80	$ 12.84	$ 9.27	$ 9.14
Income from investment operations:
Net investment income**	0.23	0.21	0.14	0.14	0.08
Net realized and unrealized gain	1.27	1.90	0.98	3.54	0.23
Total income from investment operations	1.50	2.11	1.12	3.68	0.31
Less distributions:
Distributions from net investment income	(0.23)	(0.12)	(0.16)	(0.11)	(0.18)
Distributions from net realized gains	(0.53)	0.00	0.00	0.00	0.00
Total distributions	(0.76)	(0.12)	(0.16)	(0.11)	(0.18)
Net asset value, end of year	$ 16.53	$ 15.79	$ 13.80	$ 12.84	$ 9.27

Total return +	9.85%	15.46%	8.82%	39.91%	3.89%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 33,545	$ 20,424	$ 12,507	$ 7,686	$ 5,542
Ratios of expenses to average net assets:
Before fee waivers	1.30%	1.46%	1.51%	2.26%	3.05%
After fee waivers	1.30%	1.46%	1.51%	2.26%	3.02%
Ratios of net investment income to
average net assets:
Before fee waivers	1.40%	1.42%	1.09%	1.22%	1.05%
After fee waivers	1.40%	1.42%	1.09%	1.22%	1.08%
Portfolio turnover rate	163%	123%	59%	157%	221%

**The net investment income per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 15.77	$ 13.80	$ 12.85	$ 9.27	$ 9.13	$ 15.33	$ 13.40	$ 12.49	$ 9.01	$ 8.82
Income from investment operations:
Net investment income**	0.15	0.21	0.13	0.10	0.06	0.07	0.07	0.01	0.02	0.01
Net realized and unrealized gain	1.31	1.87	0.95	3.56	0.22	1.23	1.86	0.94	3.46	0.22
Total income from investment operations	1.46	2.08	1.08	3.66	0.28	1.30	1.93	0.95	3.48	0.23
Less distributions:
Distributions from net investment income	(0.15)	(0.11)	(0.13)	(0.08)	(0.14)	(0.08)	0.00	(0.04)	0.00	(0.04)
Distributions from net realized gains	(0.53)	0.00	0.00	0.00	0.00	(0.53)	0.00	0.00	0.00	0.00
Total distributions	(0.68)	(0.11)	(0.13)	(0.08)	(0.14)	(0.61)	0.00	(0.04)	0.00	(0.04)
Net asset value, end of year	$ 16.55	$ 15.77	$ 13.80	$ 12.85	$ 9.27	$ 16.02	$ 15.33	$ 13.40	$ 12.49	$ 9.01

Total return +	9.60%	15.20%	8.48%	39.66%	3.64%	8.73%	14.40%	7.65%	38.62%	2.76%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 2,539	$ 709	$ 6,962	$ 47	$ 20	$ 2,684	$ 2,370	$ 1,944	$ 1,310	$ 943
Ratios of expenses to average net assets:
Before fee waivers	1.55%	1.71%	1.76%	2.51%	3.30%	2.30%	2.46%	2.51%	3.26%	4.05%
After fee waivers	1.55%	1.71%	1.76%	2.51%	3.27%	2.30%	2.46%	2.51%	3.26%	4.02%
Ratios of net investment income to
average net assets:
Before fee waivers	1.15%	1.17%	0.81%	0.97%	0.80%	0.40%	0.42%	0.07%	0.22%	0.05%
After fee waivers	1.15%	1.17%	0.81%	0.97%	0.83%	0.40%	0.42%	0.07%	0.22%	0.08%
Portfolio turnover rate	163%	123%	59%	157%	221%	163%	123%	59%	157%	221%

**The net investment income per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 12.05	$ 11.85	$ 12.79	$ 11.12	$ 8.09
Income (loss) from investment operations:
Net investment income*	0.07	0.14	0.15	0.08	0.05
Net realized and unrealized gain (loss)	3.24	0.22	(0.98)	1.80	3.09
Total income (loss) from investment operations	3.31	0.36	(0.83)	1.88	3.14
Less distributions:
Distributions from net investment income	(0.14)	(0.16)	(0.11)	(0.21)	(0.11)
Total distributions	(0.14)	(0.16)	(0.11)	(0.21)	(0.11)
Net asset value, end of year	$ 15.22	$ 12.05	$ 11.85	$ 12.79	$ 11.12

Total return +#	27.64%	3.16%	(6.56)%	17.15%	39.44%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 49,815	$ 44,947	$ 39,163	$ 36,546	$ 31,858
Ratios of expenses to average net assets:
Before fee waivers	2.11%	1.97%	2.28%	2.53%	2.63%
After fee waivers	2.11%	1.97%	2.28%	2.53%	2.60%
Ratios of net investment income to
average net assets:
Before fee waivers	0.52%	1.24%	1.19%	0.67%	0.55%
After fee waivers	0.52%	1.24%	1.19%	0.67%	0.58%
Portfolio turnover rate	131%	142%	110%	118%	173%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.
+ Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class A					Class C
	Year Ended
						Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 12.03	$ 11.84	$ 12.79	$ 11.13	$ 8.05	$ 11.64	$ 11.44	$ 12.37	$ 10.78	$ 7.81
Income (loss) from investment operations:
Net investment income (loss)*	0.06	0.10	0.18	0.04	0.03	(0.06)	0.03	0.02	(0.04)	(0.04)
Net realized and unrealized gain (loss)	3.22	0.22	(1.04)	1.82	3.10	3.13	0.21	(0.95)	1.75	3.01
Total income (loss) from investment operations	3.28	0.32	(0.86)	1.86	3.13	3.07	0.24	(0.93)	1.71	2.97
Less distributions:
Distributions from net investment income	(0.12)	(0.13)	(0.09)	(0.20)	(0.05)	(0.01)	(0.04)	0.00	(0.12)	0.00
Total distributions	(0.12)	(0.13)	(0.09)	(0.20)	(0.05)	(0.01)	(0.04)	0.00	(0.12)	0.00
Net asset value, end of year	$ 15.19	$ 12.03	$ 11.84	$ 12.79	$ 11.13	$ 14.70	$ 11.64	$ 11.44	$ 12.37	$ 10.78

Total return +#	27.40%	2.80%	(6.78)%	16.85%	39.17%	26.40%	2.10%	(7.52)%	16.00%	38.03%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 4,741	$ 1,580	$ 1,309	$ 322	$ 57	$ 5,627	$ 5,881	$ 6,849	$ 7,036	$ 5,766
Ratios of expenses to average net assets:
Before fee waivers	2.36%	2.22%	2.53%	2.78%	2.88%	3.11%	2.97%	3.28%	3.53%	3.63%
After fee waivers	2.36%	2.22%	2.53%	2.78%	2.85%	3.11%	2.97%	3.28%	3.53%	3.60%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.41%	0.99%	0.94%	0.42%	0.30%	(0.46)%	0.24%	0.19%	(0.33)%	(0.45)%
After fee waivers	0.41%	0.99%	0.94%	0.42%	0.33%	(0.46)%	0.24%	0.19%	(0.33)%	(0.42)%
Portfolio turnover rate	131%	142%	110%	118%	173%	131%	142%	110%	118%	173%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+ Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial  reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012		2011	2010	2009

Net asset value, beginning of year	$ 11.21	$ 10.44		$ 9.78	$ 7.94	$ 7.64
Income from investment operations:
Net investment income *	0.07	0.00	(a)	0.02	0.03	0.08
Net realized and unrealized gain	3.40	0.77		0.66	1.90	0.32
Total income from investment operations	3.47	0.77		0.68	1.93	0.40
Less distributions:
Distributions from net investment income	(0.03)	0.00		(0.02)	(0.09)	(0.10)
Total distributions	(0.03)	0.00		(0.02)	(0.09)	(0.10)
Net asset value, end of year	$ 14.65	$ 11.21		$ 10.44	$ 9.78	$ 7.94

Total return + #	31.05%	7.38%		6.94%	24.39%	5.54%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 16,640	$ 15,764		$ 14,739	$ 14,378	$ 13,288
Ratios of expenses to average net assets:
Before fee waivers	1.29%	2.02%		2.10%	2.08%	1.48%
After fee waivers	1.29%	2.02%		2.10%	2.08%	1.45%
Ratios of net investment income to
average net assets:
Before fee waivers	0.62%	0.04%		0.06%	0.37%	1.19%
After fee waivers	0.62%	0.04%		0.06%	0.37%	1.22%
Portfolio turnover rate	147%	62%		50%	41%	40%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a) Represents less than $0.01 per share.

# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A							Class C

	Year Ended							Year Ended
	October 31,							October 31,
	2013	2012		2011	2010		2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 11.16	$ 10.40		$ 9.75	$ 7.92		$ 7.61	$ 10.59	$ 9.96	$ 9.40	$ 7.65	$ 7.32
Income from investment operations:
Net investment income (loss)*	0.01	0.00	(a)	(0.01)	0.00	(a)	0.07	(0.03)	(0.10)	(0.09)	(0.06)	0.01
Net realized and unrealized gain	3.42	0.76		0.66	1.89		0.32	3.18	0.73	0.65	1.82	0.32
Total income from investment operations	3.43	0.76		0.65	1.89		0.39	3.15	0.63	0.56	1.76	0.33
Less distributions:
Distributions from net investment income	0.00	0.00		0.00	(0.06)		(0.08)	0.00	0.00	0.00	(0.01)	0.00
Total distributions	0.00	0.00		0.00	(0.06)		(0.08)	0.00	0.00	0.00	(0.01)	0.00
Net asset value, end of year	$ 14.59	$ 11.16		$ 10.40	$ 9.75		$ 7.92	$ 13.74	$ 10.59	$ 9.96	$ 9.40	$ 7.65

Total return +	30.74%	7.31%		6.67%	24.01%		5.35%	29.75%	6.33%	5.96%	23.02%	4.51%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 1,756	$ 567		$ 193	$ 154		$ 19	$ 2,057	$ 2,099	$ 2,574	$ 2,341	$ 2,012
Ratios of expenses to average net assets:
Before fee waivers	1.54%	2.27%		2.35%	2.33%		1.73%	2.29%	3.02%	3.10%	3.08%	2.48%
After fee waivers	1.54%	2.27%		2.35%	2.33%		1.70%	2.29%	3.02%	3.10%	3.08%	2.45%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.15%	(0.21)%		(0.22)%	0.12%		0.94%	(0.37)%	(0.96)%	(0.95)%	(0.63)%	0.19%
After fee waivers	0.15%	(0.21)%		(0.22)%	0.12%		0.97%	(0.37)%	(0.96)%	(0.95)%	(0.63)%	0.22%
Portfolio turnover rate	147%	62%		50%	41%		40%	147%	62%	50%	41%	40%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a) Represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013		2012	2011	2010	2009

Net asset value, beginning of year	$ 13.82		$ 13.43	$ 16.03	$ 13.41	$ 7.32
Income (loss) from investment operations:
Net investment income (loss)*	0.00	(a)	0.04	(0.05)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	0.84		0.35	(2.55)	3.01	6.28
Total income (loss) from investment operations	0.84		0.39	(2.60)	2.90	6.20
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	(0.28)	0.00
Distributions from net realized gains	0.00		0.00	0.00	0.00	(0.11)
Total distributions	0.00		0.00	0.00	(0.28)	(0.11)
Net asset value, end of year	$ 14.66		$ 13.82	$ 13.43	$ 16.03	$ 13.41

Total return +, #	6.08%		2.90%	(16.22)%	21.98%	86.15%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 24,736		$ 16,017	$ 14,616	$ 13,592	$ 10,999
Ratios of expenses to average net assets:
Before fee waivers	2.00%		1.75%	2.10%	2.24%	2.45%
After fee waivers	2.00%		1.75%	2.10%	2.24%	2.42%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.03%		0.29%	(0.35)%	(0.80)%	(0.91)%
After fee waivers	0.03%		0.29%	(0.35)%	(0.80)%	(0.88)%
Portfolio turnover rate	166%		104%	98%	206%	63%

(a) Represents less than $0.01 per share.
*The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.
+Assumes reinvestment of all dividends and distributions, if any. Return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 13.59	$ 13.23	$ 15.83	$ 13.28	$ 7.27	$ 13.16	$ 12.90	$ 15.56	$ 13.06	$ 7.20
Income (loss) from investment operations:
Net investment income (loss)*	(0.07)	0.05	(0.12)	(0.15)	(0.12)	(0.14)	(0.09)	(0.20)	(0.24)	(0.17)
Net realized and unrealized gain (loss)	0.87	0.31	(2.48)	2.98	6.24	0.80	0.35	(2.46)	2.91	6.14
Total income (loss) from investment operations	0.80	0.36	(2.60)	2.83	6.12	0.66	0.26	(2.66)	2.67	5.97
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	(0.28)	0.00	0.00	0.00	0.00	(0.17)	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.11)	0.00	0.00	0.00	0.00	(0.11)
Total distributions	0.00	0.00	0.00	(0.28)	(0.11)	0.00	0.00	0.00	(0.17)	(0.11)
Net asset value, end of year	$ 14.39	$ 13.59	$ 13.23	$ 15.83	$ 13.28	$ 13.82	$ 13.16	$ 12.90	$ 15.56	$ 13.06

Total return +, #	5.89%	2.72%	(16.42)%	21.62%	85.64%	5.02%	2.02%	(17.10)%	20.67%	84.37%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 2,475	$ 11,364	$ 951	$ 2,663	$ 635	$ 2,735	$ 2,497	$ 2,755	$ 2,746	$ 2,169
Ratios of expenses to average net assets:
Before fee waivers	2.25%	2.00%	2.35%	2.49%	2.70%	3.00%	2.75%	3.10%	3.24%	3.45%
After fee waivers	2.25%	2.00%	2.35%	2.49%	2.67%	3.00%	2.75%	3.10%	3.24%	3.42%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	(0.48)%	0.04%	(0.80)%	(1.05)%	(1.16)%	(1.03)%	(0.71)%	(1.35)%	(1.80)%	(1.91)%
After fee waivers	(0.48)%	0.04%	(0.80)%	(1.05)%	(1.13)%	(1.03)%	(0.71)%	(1.35)%	(1.80)%	(1.88)%
Portfolio turnover rate	166%	104%	98%	206%	63%	166%	104%	98%	206%	63%

*The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.
+Assumes reinvestment of all dividends and distributions, if any, return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

 # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 15.69	$ 14.75	$ 13.67	$ 11.02	$ 9.34
Income from investment operations:
Net investment loss**	(0.19)	(0.17)	(0.18)	(0.24)	(0.17)
Net realized and unrealized gain	6.10	1.11	1.26	2.89	1.85
Total income from investment operations	5.91	0.94	1.08	2.65	1.68
Less distributions:
Distributions from net realized gains	(0.98)	0.00	0.00	0.00	0.00
Total distributions	(0.98)	0.00	0.00	0.00	0.00
Net asset value, end of year	$ 20.62	$ 15.69	$ 14.75	$ 13.67	$ 11.02

Total return + #	40.28%	6.37%	7.90%	24.05%	17.99%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 16,146	$ 14,627	$ 14,975	$ 14,301	$ 14,217
Ratios of expenses to average net assets:
Before fee waivers	1.35%	1.34%	1.45%	2.22%	2.35%
After fee waivers	1.35%	1.34%	1.45%	2.22%	2.32%
Ratios of net investment loss to
average net assets:
Before fee waivers	(1.08)%	(1.12)%	(1.15)%	(1.88)%	(1.82)%
After fee waivers	(1.08)%	(1.12)%	(1.15)%	(1.88)%	(1.79)%
Portfolio turnover rate	231%	211%	235%	194%	214%

**The net investment loss per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.
	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 15.49	$ 14.59	$ 13.56	$ 10.96	$ 9.31	$ 14.43	$ 13.69	$ 12.82	$ 10.44	$ 8.94
Income from investment operations:
Net investment loss**	(0.24)	(0.21)	(0.24)	(0.25)	(0.20)	(0.32)	(0.30)	(0.31)	(0.34)	(0.25)
Net realized and unrealized gain	6.01	1.11	1.27	2.85	1.85	5.53	1.04	1.18	2.72	1.75
Total income from investment operations	5.77	0.90	1.03	2.60	1.65	5.21	0.74	0.87	2.38	1.50
Less distributions:
Distributions from net realized gains	(0.98)	0.00	0.00	0.00	0.00	(0.98)	0.00	0.00	0.00	0.00
Total distributions	(0.98)	0.00	0.00	0.00	0.00	(0.98)	0.00	0.00	0.00	0.00
Net asset value, end of year	$ 20.28	$ 15.49	$ 14.59	$ 13.56	$ 10.96	$ 18.66	$ 14.43	$ 13.69	$ 12.82	$ 10.44

Total return + #	39.88%	6.17%	7.60%	23.72%	17.72%	38.87%	5.41%	6.79%	22.80%	16.78%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 5,890	$ 2,418	$ 1,950	$ 852	$ 149	$ 2,685	$ 2,694	$ 3,193	$ 3,291	$ 3,041
Ratios of expenses to average net assets:
Before fee waivers	1.60%	1.59%	1.70%	2.47%	2.60%	2.35%	2.34%	2.45%	3.22%	3.35%
After fee waivers	1.60%	1.59%	1.70%	2.47%	2.57%	2.35%	2.34%	2.45%	3.22%	3.32%
Ratios of net investment loss to
average net assets:
Before fee waivers	(1.33)%	(1.37)%	(1.40)%	(2.13)%	(2.07)%	(2.08)%	(2.12)%	(2.15)%	(2.88)%	(2.82)%
After fee waivers	(1.33)%	(1.37)%	(1.40)%	(2.13)%	(2.04)%	(2.08)%	(2.12)%	(2.15)%	(2.88)%	(2.79)%
Portfolio turnover rate	231%	211%	235%	194%	214%	231%	211%	235%	194%	214%

**The net investment loss per share data was determined using the average shares outstanding throughout each year.

+Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

■

Social Security number and wire transfer instructions

■

account transactions and transaction history

■

investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes - information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes - information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■

open and account or deposit money

■

direct us to buy securities or direct us to sell your securities

■

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates' everyday business purposes-information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds don’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds don’t jointly market

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WHERE TO GO FOR MORE INFORMATION

You may obtain the following and other information regarding the Funds free of charge:

Statement of Additional Information

The SAI for the Funds provides more details about the Funds' policies and management.  The Funds' SAI is incorporated by reference into this Prospectus (i.e., legally made a part of this Prospectus).

Annual and Semi-Annual Report

The annual and semi-annual reports for the Funds provide the most recent financial reports and a discussion of portfolio holdings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Funds or to request additional information about the Funds, please contact us.

By Telephone:

(888) 3DUNHAM (338-6426)

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

By Overnight Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Website:

www.dunham.com

Through the SEC:

You may review and obtain copies of the Funds' information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call (202) 942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Adviser Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Distributor Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Fund Counsel Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, OH 43215	Custodian US Bank, N.A. 425 Walnut Street, 6th Fl Cincinnati, OH 45202
Transfer Agent Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095	Fund Administrator Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788	Independent Registered Public Accountants BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Investment Company Act File Number 811-22153